Exhibit 10.26
Execution Copy

This Note Purchase Agreement is subject to the provisions of that certain Intercreditor Agreement (as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Intercreditor Agreement”) dated as of May 25, 2007 among, Laminar Direct Capital L.P., GMAC Commercial Finance LLC, Rocky Brands, Inc. and certain subsidiaries of Rocky Brands, Inc., and each party to this Note Purchase Agreement, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement.

NOTE PURCHASE AGREEMENT

by and among

ROCKY BRANDS, INC.
AND THE OTHER LOAN PARTIES IDENTIFIED ON
THE SIGNATURE PAGES HERETO,

LAMINAR DIRECT CAPITAL L.P.,
AS COLLATERAL AGENT,

and

THE PURCHASERS IDENTIFIED ON
ANNEX A HERETO

May 25, 2007

$40,000,000 Second Priority Senior Secured Notes Due May 25, 2012

ARTICLE 7 COVENANTS		35

7.1	Affirmative Covenants	35
7.2	Negative Covenants	39
7.3	Financial Covenant	46

ARTICLE 8 EVENTS OF DEFAULT		47

8.1	Events of Default	47
8.2	Consequences of Event of Default	49

ARTICLE 9 AGENT		49

9.1	Authorization and Action	49
9.2	Delegation of Duties	50
9.3	Exculpatory Provisions	50
9.4	Reliance	50
9.5	Non-Reliance on Agent and Other Purchasers	51
9.6	No Liability of Purchasers	51
9.7	Agent in its Individual Capacity	51
9.8	Successor Agent	51
9.9	Consent of Purchasers.	51
9.10	This Article Not Applicable to the Loan Parties	51

ARTICLE 10 MISCELLANEOUS		52

10.1	Successors and Assigns	52
10.2	Modifications and Amendments	52
10.3	No Implied Waivers; Cumulative Remedies; Writing Required	52
10.4	Reimbursement of Expenses	52
10.5	Holidays	53
10.6	Notices	53
10.7	Survival	54
10.8	Governing Law	54
10.9	Jurisdiction, Consent to Service of Process.	54
10.10	Jury Trial Waiver	55
10.11	Severability	55
10.12	Headings	55
10.13	Indemnity	55
10.14	Environmental Indemnity	56
10.15	Counterparts	56
10.16	Integration	57
10.17	Intercreditor	57
10.18	Confidentiality	57

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT		59

ANNEX A INFORMATION RELATING TO THE PURCHASERS		3

ANNEX B ALLOCATION OF SENIOR TERM NOTES AMONG PURCHASERS		5

SCHEDULES		6

EXHIBITS		7

ii

NOTE PURCHASE AGREEMENT

$40,000,000 Aggregate Principal Amount of
Second Priority Senior Secured Notes Due May 25, 2012

THIS NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of May 25, 2007, is by and among ROCKY BRANDS, INC., an Ohio corporation (“Parent”) and the other parties identified on the signature pages hereto as “Loan Parties” (each a “Loan Party” and, together with Parent, the “Loan Parties”), the note purchasers that are now and hereafter at any time parties hereto and are listed in Annex A (or any amendment or supplement thereto) attached hereto (each, together with its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”), and Laminar Direct Capital L.P., a Delaware limited partnership, as collateral agent for the Purchasers (in such capacity “Agent”).  Capitalized terms used and not defined elsewhere in this Agreement are defined in Article 1 hereof.

RECITALS

A.           The Loan Parties have proposed selling Second Priority Senior Secured Notes to the Purchasers designated on Annex A in the aggregate amount of $40,000,000 for the purpose of (i) refinancing certain existing outstanding indebtedness of the Loan Parties (A) to the Lenders under the GMAC Credit Agreement (as defined herein), including a Term Loan A in the original principal amount of $18,000,000 (“Term Loan A”) and a Term Loan C in the original principal amount of $15,000,000 (“Term Loan C”) and (B) under a certain Note Purchase Agreement in the original aggregate principal amount in favor of American Capital Financial Services, Inc. and the purchasers thereunder (collectively, the “Refinancing”), (ii) paying transaction costs associated with the Refinancing and (iii) providing for general business purposes of the Loan Parties.

B.           The Loan Parties have also proposed to enter into an amended and restated revolving credit facility with the Lenders (as defined herein) in the aggregate amount of $100,000,000.

NOW, THEREFORE, the parties hereto, in consideration of the promises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

ARTICLE 1
DEFINITIONS

1.1           Certain Definitions.  In addition to other words and terms defined elsewhere in this Agreement, the following words and terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person or entity or any of its Subsidiaries, and the term “control” (including the terms “controlled by” and “under common control with”) means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.  Without limiting the foregoing, the ownership of ten percent (10%) or more of the voting securities of a Person shall be deemed to constitute control and notwithstanding anything to the contrary herein, neither the Purchasers nor any of their respective Affiliates shall be deemed to be Affiliates of the Loan Parties by virtue of the transactions contemplated in this Agreement.

“Agent” shall have the meaning assigned to such term in the preamble hereto and shall include any successor agent provided for hereunder.

“Agreement” shall mean this Note Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Business” shall mean the principal business of the Loan Parties as set forth in Section 5.1(b) herein and as such shall continue to be conducted following the purchase and sale of the Senior Term Notes.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in New York are authorized or required by law to close.

“By-laws” shall mean, with respect to any Person, the by-laws, partnership agreement, operating agreement, limited liability company agreement or analogous instrument governing the operations of the Loan Parties, as applicable, including all amendments and supplements thereto.

“Capital Expenditures” shall mean, for any period of determination, with respect to any Person, the sum of expenditures for, or contracts for expenditures with respect to, any fixed assets or improvements, or for replacements, substitutions or additions thereto, that in accordance with GAAP either would be required to be capitalized on the balance sheet of such Person, or would be classified and accounted for as capital expenditures on a statement of cash flows of such Person.

“Capitalization Schedule” shall have the meaning assigned to such term in Section 5.1(d).

“Capitalized Leases” shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) that in conformity with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

“Cash Interest Expense” shall mean, without duplication, for any period, for Parent on a Consolidated Basis: interest expense deducted in the determination of net income (excluding (a) the amortization of fees and costs with respect to the Parent’s acquisition of certain equity interests and the financing thereof on or about January 6, 2005, which have been capitalized as transaction costs in accordance with the provisions of Section 1.3; (b) any non-cash charges and/or amortization of other capitalized fees and costs subsequent to January 6, 2005, and (c) interest paid in kind).

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9604, et seq.), as amended, and rules, regulations, and standards promulgated thereunder.

“Change of Control” shall mean the occurrence of any of the following:

(a)            any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more series of transactions of more than 50% of the common stock or 50% of the voting power of the Parent entitled to vote in the election of members of the board of directors of the Parent;

(b)            a merger, consolidation, reorganization, recapitalization or share exchange (whether or not Parent is the surviving and continuing corporation) in which the stockholders of Parent immediately prior to such transaction own, as a result of such transaction, less than fifty percent (50%) of the securities entitled to vote for the election of directors of the resulting corporation or less than fifty percent (50%) of the capital stock of the resulting corporation; or

(c)            a sale, transfer or other disposition of all or substantially all of the assets of Parent and its Subsidiaries, on a consolidated basis.

“Charges” shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the PBGC or any environmental agency or superfund), upon the Collateral, the Loan Parties or any of their Affiliates.

“Charter Documents” shall mean, with respect to any Person, the articles of incorporation, certificate of incorporation, certificate of limited partnership, certificate of limited liability company, charter or analogous organic instrument filed with the appropriate Governmental Authorities of such Person, as applicable, including all amendments and supplements thereto.

“Closing” shall have the meaning assigned in Section 2.3 hereof.

“Closing Date” shall have the meaning assigned to such term in Section 2.3 hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall have the meaning assigned to such term in the Security Agreement.

“Common Stock” shall mean the common stock, without par value, of Parent.

“Condition” shall mean any condition that results in or otherwise relates to any Environmental Liabilities.

“Controlled Group” shall mean the “controlled group of corporations” as that term is defined in Section 1563 of the Code, of which the Loan Parties are a party from time to time.

“Copyright Licenses” means any agreement, whether written or oral, providing for the grant by or to the Loan Parties or any of their Subsidiaries of any right under any Copyright, including the grant of any right to use, copy, publicly perform, display, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

“Copyrights” means (a) all right, title and interest in or relating to copyrights, whether now owned or hereafter acquired or existing, arising under the laws of the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any counterparts thereof, and (b) the right to obtain all renewals, continuations, reversions and extensions thereof.

“Covered Taxes” shall have the meaning assigned to such term in Section 3.9 hereof.

“Default” shall mean any event or condition that, but for the giving of notice or the lapse of time, or both, would constitute an Event of Default.

“Deposit Account Control Agreements” shall have the meaning assigned to such term in Section 4.1(c).

“Domestic Subsidiary” shall mean, with respect to any Person, a Subsidiary of such Person, which Subsidiary is incorporated or otherwise organized under the laws of a State of the United States of America.

“EBITDA” means, for any period, without duplication, the total of the following for Parent on a Consolidated Basis, each calculated for such period: (a) net income determined in accordance with GAAP; plus, to the extent included in the calculation of net income, (b) the sum of (i) income and franchise taxes paid or accrued; (ii) interest expense, net of interest income, paid or accrued; (iii) amortization and depreciation, (iv) Non-Recurring Charges and (v) any non-cash intellectual property impairment charges, non-cash stock compensation expense charges and other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); less, to the extent included in the calculation of net income, (c) the sum of (i) the income of any Person (other than wholly-owned Subsidiaries of Parent) in which Parent or a wholly-owned Subsidiary of Parent has an ownership interest, except to the extent such income is received by Parent or such wholly-owned Subsidiary in a cash distribution during such period;  (ii) gains or losses from sales or other dispositions of assets (other than inventory in the normal course of business) and (iii) extraordinary gains.

“Environmental Laws” shall mean any Laws that address, are related to or are otherwise concerned with environmental, health or safety issues, including any Laws relating to any emissions, releases or discharges of Pollutants into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, clean-up or control of Pollutants or any exposure or impact on worker health and safety.

“Environmental Liabilities” shall mean any obligations or liabilities (including any claims, suits or other assertions of obligations or liabilities) that are:

(a)           related to environmental, health or safety issues (including on-site or off-site contamination by Pollutants of surface or subsurface soil or water, and occupational safety and health); and

(b)           based upon or related to (i) any provision of past, present or future United States or foreign Environmental Law (including CERCLA and RCRA) or common law, or (ii) any judgment, order, writ, decree, permit or injunction imposed by any court, administrative agency, tribunal or otherwise.

The term “Environmental Liabilities” includes:  (i) fines, penalties, judgments, awards, settlements, losses, damages (including foreseeable and unforeseeable consequential damages), costs, fees (including attorneys’ and consultants’ fees), expenses and disbursements; (ii) defense and other responses to any administrative or judicial action (including claims, notice letters, complaints, and other assertions of liability); and (iii) financial responsibility for (1) cleanup costs and injunctive relief, including any Removal, Remedial or other Response actions, and natural resource damages, and (2) any other compliance or remedial measures.

“Environmental Schedule” shall have the meaning assigned to such term in Section 5.1(l) hereof.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations of any governmental agency or authority, as from time to time in effect, promulgated thereunder.

“Equity Equivalent” shall have the meaning assigned to such term in Section 3.6 hereof.

“Equity Prepayment” shall have the meaning assigned to such term in Section 3.6 hereof.

“Equity Prepayment Premium” shall have the meaning assigned to such term in Section 3.6 hereof.

“ERISA Affiliate” shall mean any Loan Party and any Person who is a member of a group which is under common control with any Loan Party, who together with any Loan Party is treated as a single employer within the meaning of Section 414 of the Internal Revenue Code.

“Event of Default” shall mean any of the events of default described in Section 8.1 hereof.

“Financial Statements” shall have the meaning assigned to such term in Section 5.1(c) hereof.

“Financing Statements” shall have the meaning assigned to such term in Section 4.1(c) hereof.

“Fiscal Year” or “fiscal year” shall mean each twelve (12) month period ending on December 31 of each year.

“Fixed Charge Coverage Ratio” shall mean, for any period of four (4) consecutive calendar quarters, the ratio of EBITDA of Parent on a Consolidated Basis less Capital Expenditures on a consolidated basis during such period to the Fixed Charges during such period.

“Fixed Charges” shall mean, for any period, and each calculated for such period (without duplication) of Parent on a Consolidated Basis, the sum of (a) Cash Interest Expense of the Loan Parties; (b) scheduled payments of principal with respect to all Indebtedness (other than (i) the Revolving Financing and (ii) payments made with respect to Term Loan A and Term Loan C); (c) any provision for income or franchise taxes included in the determination of net income, excluding any provision for deferred taxes; and (d) payment of deferred taxes, income and franchise taxes accrued in any prior period.

“Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not incorporated or otherwise organized under the laws of a state of the United States of America.

“GAAP” shall have the meaning assigned to such term in Section 1.2 hereof.

“GMAC” shall mean GMAC Commercial Finance, LLC, a Delaware limited liability company.

“GMAC Agent” shall mean the administrative agent as defined in the GMAC Credit Agreement.

“GMAC Credit Agreement” shall mean that certain Amended and Restated Loan and Security Agreement by and among the Loan Parties and GMAC, dated as of May 25, 2007, as such may be amended or modified from time to time as permitted hereunder; and any loan and security agreement, credit agreement or other financing agreement evidencing any refinancing of the Indebtedness evidenced by such GMAC Credit Agreement; provided that (i) the principal amount of such refinanced Indebtedness does not exceed the amount permitted by the definition of “Revolving Financing”, (ii) such Indebtedness does not extend beyond December 31, 2013, (iii) the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not, in the reasonable judgment of Agent or the Required Purchasers, materially more onerous to the Agent and the Required Purchases or the Loan Parties than those set forth in the GMAC Credit Agreement, as in effect on the date of such refinancing and (iv) such Indebtedness, including the documentation therefore, otherwise constitutes Senior Indebtedness under the Intercreditor Agreement and the agent or lender thereunder has executed a joinder or supplement to the Intercreditor Agreement or a new intercreditor agreement on substantially the same terms as the Intercreditor Agreement.

“GMAC Credit Documents” shall mean the GMAC Credit Agreement and all ancillary documents and materials entered into in connection with the GMAC Credit Agreement.

“GMAC Financing” shall mean, collectively, the Indebtedness and other obligations under or relating to the Revolving Financing.

“Governmental Authorities” shall mean any federal, state or municipal court or other governmental department, commission, board, bureau, agency or instrumentality, governmental or quasi-governmental, domestic or foreign.

“Guaranty” shall mean any guaranty of the payment or performance of any Indebtedness or other obligation and any other arrangement whereby credit is extended to one obligor on the basis of any promise of another Person, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase an obligation owed by such obligor, or to purchase goods and services from such obligor pursuant to a take-or-pay contract, or to maintain the capital, working capital, solvency or general financial condition of such obligor, whether or not any such arrangement is reflected on the balance sheet of such other Person, firm or corporation, or referred to in a footnote thereto, but shall not include endorsements of items for collection in the ordinary course of business.  For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any obligation shall be deemed to be equal to the maximum aggregate amount of such obligation or, if the Guaranty is limited to less than the full amount of such obligation, the maximum aggregate potential liability under the terms of the Guaranty.

“Indebtedness” shall mean, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP, should be classified upon the balance sheet of such Person as indebtedness, but in any event including:  (i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business on terms customary in the trade), (iii) all obligations evidenced by notes, bonds, debentures, acceptances or instruments, or arising out of letters of credit or bankers’ acceptances issued for such Person’s account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or production from any property or assets now or hereafter owned or acquired by such Person, (v) all obligations for which such Person is obligated pursuant to a Guaranty which are classified under GAAP as indebtedness, (vi) the capitalized portion of lease obligations under Capitalized Leases, (vii) all obligations for which such Person is obligated pursuant to any Interest Rate Protection Agreements or derivative agreements or arrangements, (viii) all factoring arrangements and (ix) all obligations of such Person upon which interest charges are customarily paid or accrued.

“Intellectual Property Agreements” shall have the meaning assigned to such term in Section 4.1(c) hereof.

“Intellectual Property Schedule” shall have the meaning assigned to such term in Section 5.1(r) hereof.

“Intercreditor Agreement” shall have the meaning assigned to such term in Section 10.17 hereof.

“Interest Rate Protection Agreement” shall mean any interest rate swap, interest rate cap, interest rate collar or other interest rate hedging agreement or arrangement.

“Investment” as applied to any Person shall mean the amount paid or agreed to be paid or loaned, advanced or contributed to other Persons, and in any event shall include, without limitation, (i) any direct or indirect purchase or other acquisition of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) and (ii) any capital contribution to any other Person.

“Laws” shall mean all U.S. and foreign federal, state or local statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law, and the like, now or hereafter in effect, including any judicial or administrative interpretations thereof, and any judicial or administrative orders, consents, decrees or judgments.

“Lenders” shall collectively mean the lenders party to the GMAC Credit Agreement.

“Liabilities” shall have the meaning given that term in accordance with GAAP and shall include, without limitation, Indebtedness.

 “Lien” shall mean any security interest, lien, pledge, bailment, mortgage, hypothecation, deed of trust, conditional sales and title retention agreement (including any lease in the nature thereof), charge, encumbrance or other similar arrangement or interest in real or personal property, now owned or hereafter acquired, whether such interest is based on common law, statute or contract.

“Litigation Schedule” shall have meaning assigned to such term in Section 5.1(j) hereof.

“Loan Party” and “Loan Parties” shall have the meanings assigned to such terms in the preamble hereto.

 “Management” shall mean generation, production, handling, distribution, processing, use, storage, treatment, operation, transportation, recycling, reuse and/or disposal, as those terms are defined in CERCLA, RCRA and other Environmental Laws (including as those terms are further defined, construed, or otherwise used in rules, regulations, standards, guidelines and publications issued pursuant to, or otherwise in implementation of, such Environmental Laws).

“Material Adverse Change” shall mean any change that has a Material Adverse Effect.

“Material Adverse Effect” shall mean (a) a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of the Loan Parties, taken together as a whole, (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their material obligations under the Transaction Documents to which they are parties, taken as a whole, or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties of the Transaction Documents to which they are parties, taken as a whole.

“Material Contracts” shall have the meaning assigned to such term in Section 5.1(w) hereof.

“Maturity Date” shall have the meaning assigned to such term in Section 3.2 hereof.

“Moody’s” shall have the meaning assigned to such term in Section 7.2(h) hereof.

 “Multiemployer Plan” shall mean a multiemployer plan (within the meaning of Section 3(37) of ERISA) that is maintained for the benefit of the employees of the Loan Parties or any member of the Controlled Group.

“Non-Recurring Charges” shall mean the sum of the aggregate amount of fees, expenses, financing costs and other expenses incurred in connection with (i) the Parent’s acquisition of certain equity interests and the financing thereof on or about January 6, 2005, to the extent paid substantially contemporaneously with, on or about such acquisition and (ii) the Transactions, to the extent paid substantially contemporaneously with, on or about the Closing Date.

“Offering Memorandum” shall mean that certain Second Priority Senior Secured Notes $40,000,000 Confidential Private Placement Offering Memorandum dated April, 2007, prepared in conjunction with Piper Jaffray & Co.

“Organization Schedule” shall have the meaning assigned to such term in Section 5.1(a) hereof.

“Other Taxes” shall have the meaning assigned to such term in Section 3.9 hereof.

“Parent” shall have the meaning assigned to such term in the preamble hereof.

“Parent on a Consolidated Basis” shall mean the consolidation, in accordance with GAAP, of the financial accounts of Parent and its Subsidiaries.

“Parent SEC Reports” shall have the meaning assigned to such term in Section 5.1(y) hereof.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to the Loan Parties or any of their Subsidiaries of any right to any Patent, including the grant of any right to manufacture, have manufactured, use, import, lease, sell or offer for sale any invention covered in whole or in part by a Patent.

“Patents” means (a) all right, title and interest in or relating to letters patent of the United States, any other country or any political subdivision thereof and all reissues, reexaminations, and extensions thereof, (b) all applications for letters patent of the United States or any other country or any political subdivisions thereof and all divisionals, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues, reexaminations or extensions of the foregoing.

“Patriot Act” shall have the meaning assigned to such term in Section 5.1(x) hereof.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any other governmental agency, department or instrumentality succeeding to the functions thereof.

“PCBs” shall have the mean assigned to such term within the definition of the term “Pollutant” below.

“Permitted Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement by which the Parent or any Subsidiary thereof (a) acquires any ongoing business or all or a substantially all of the operations or assets of any Person, any division thereof or operating unit thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or in a series of transactions) all or substantially all (in number of votes) of the equity interests of a Person which have ordinary voting power for the election of directors or constitute a majority (by percentage of voting power) of the outstanding equity interests of another Person (any of the foregoing an “Acquisition”); provided that:

(i) such Acquisition is made at a time when, after giving effect to such Acquisition and the related financing thereof, no Default or Event of Default exists;

(ii) after giving effect to such Acquisition, no Default or Event of Default exists or would occur based on a 12 month pro forma good faith prospective calculation of the covenant set forth in Section 7.3(A) (excluding any Acquisition as a Capital Expenditure), giving effect to the EBITDA of the acquired operations or Person and any higher levels of Indebtedness associated with the acquired operations or Person;

(iii) the acquired Person or post-merger Person (other than any Foreign Subsidiary), if such Acquisition is of equity interests, guarantees all obligations under this Agreement and grants to Agent, for the benefit of Agent and Purchasers, a first Lien upon all of the tangible and intangible personal property of such acquired Person, whether then owned or thereafter acquired or arising, subject only to Liens permitted by this Agreement;

(iv) if the Acquisition is of equity interests, such Loan Party acquiring such equity interests grants to Agent, for the benefit of Agent and Purchasers, a Lien upon all such equity interests (or not less than 65% of such equity interests if a Foreign Subsidiary) pursuant to a pledge agreement or joinder in form and substance satisfactory to Agent;

(v) any acquired assets become subject to Liens in favor of Agent, for the benefit of Agent and Purchasers, pursuant to such agreements, instruments and documents as shall be satisfactory in form and substance to Agent, and are free and clear of all other Liens except as permitted under this Agreement;

(vi) Parent delivers written notice to Agent of its or such Subsidiary’s intention to make such Acquisition no less than 15 Business Days prior to the proposed closing date for such Acquisition, together with a certificate that sets forth (A) information regarding liabilities and obligations with respect to tax, ERISA and environmental matters, if any, to be incurred by such Person (including, without limitation, the acquired Person in the event of an Acquisition of equity interests) as a result of such Acquisition, any indemnities afforded under the terms of such Acquisition and the scope and results of any tax, ERISA or environmental review undertaken by the Parent or such Subsidiary in connection therewith and (B) any available financial statements of (1) such acquired Person if such Acquisition of equity interests, and (2) operating unit or division if such Acquisition is of assets;

(vii) on the date of the closing of the Permitted Acquisition, all representations and warranties under the Transaction Documents shall be true and correct in all material respects as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

(viii) such Acquisition is of or with a Person assembling and selling specialty footwear, apparel and accessories or an industry related thereto;

(ix) such Acquisition shall have been approved by the board of directors of such Person (or similar governing body if such Person is not a corporation) that is the subject of such Acquisition, and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition will violate any applicable law;

(x) the consideration for the Permitted Acquisition shall have been paid only (A) in cash, (B) in deferred installment payments, provided that any indebtedness incurred in connection therewith is permitted pursuant to Section 7.2(a) or equity interests of the Parent or such Subsidiary making such Acquisition, and the purchase price for any such Acquisition, including (1) the original stated purchase price therefor, plus (2) the reasonably estimated transaction costs associated with such Acquisition, plus (3) the amount of Indebtedness for borrowed money assumed (directly or indirectly) as a result thereof, plus (4) all amounts payable of any nature whatsoever, including cost of goods sold, to the seller or any Affiliate of such seller following such Acquisition, shall not exceed the amount set forth in Section 7.2(d) (excluding any portion of any of the foregoing payable in common equity of the Parent or any Subsidiary thereof); and

(xi) on the funding date for any borrowing of any Loans for the purpose of consummating a Permitted Acquisition, Agent shall have received a certificate from an officer of Parent (A) certifying that (1) such Acquisition meets the requirements of the definition of Permitted Acquisition and (2) the liabilities assumed with respect to such Permitted Acquisition do not or are not reasonably likely to have a Material Adverse Effect, and (B) attaching calculations of financial covenant set forth in Section 7.3, copies of the definitive purchase agreement or most recent draft of the same, and copies of all material, business and financial information relating to the business purchased in the Permitted Acquisition, all as Agent may reasonably request.

“Permitted Encumbrances Schedule” shall have the meaning assigned to such term in Section 7.2(b) hereof.

“Permitted Indebtedness Schedule” shall have the meaning assigned to such term in Section 7.2(a) hereof.

“Permitted Investment” shall have the meaning assigned to such term in Section 7.2(h) hereof.

“Permitted Liens” shall have the meaning assigned to such term in Section 7.2(b) hereof.

“Permitted Sale/Leaseback” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement by which the Parent or any Subsidiary thereof (a) sells any of its real property and equipment which is subject to, as of the Closing Date, a Lien in favor of General Electric Capital Business Asset Funding Corporation and, substantially simultaneously therewith, (b) leases such real property (or a portion thereof) from the purchaser thereof or an Affiliate of such purchaser, or otherwise enters into a contractual relationship pursuant to which such purchaser (or an Affiliate thereof) provides logistic services for one or more of the Loan Parties at such property; provided that:

(i) such sale/leaseback is made at a time when, after giving effect thereto, no Default or Event of Default exists;

(ii) the entire balance of the mortgage secured by such real property is paid in full from the sale proceeds thereof;

(iii) any Net Cash Proceeds (as defined in the GMAC Credit Agreement) thereof are remitted to GMAC Agent in accordance with the GMAC Credit Agreement; and

(iv) any non-cash proceeds thereof consisting of any notes or other evidence of Indebtedness are delivered to the GMAC Agent as additional Collateral, together with such Transaction Documents as Agent may reasonable request in connection therewith.

“Person” shall mean any individual, partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or department, agency or political subdivision thereof.

“Plan” shall mean any employee benefit plan (within the meaning of Section 3(3) of ERISA), other than a Multiemployer Plan, established or maintained by the Loan Parties or any member of the Controlled Group.

“Pledge Agreement” shall have the meaning assigned to such term in Section 4.1(c) hereof.

“Pollutant” shall include any “hazardous substance” and any “pollutant or contaminant” as those terms are defined in CERCLA; any “hazardous waste” as that term is defined in RCRA; and any “hazardous material” as that term is defined in the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), as amended (including as those terms are further defined, construed, or otherwise used in rules, regulations, or standards promulgated pursuant to, or otherwise in implementation of, said Environmental Laws); and including without limitation any petroleum product or byproduct, solvent, flammable or explosive material, radioactive material, asbestos, polychlorinated biphenyls (“PCBs”), dioxins, dibenzofurans, heavy metals, and radon gas; and including any other substance or material that is reasonably determined to present a threat, hazard or risk to human health or the environment.

“Prepayment Fee” shall mean a non-refundable fee payable pro rata to the Purchasers equal to the principal amount of any Senior Term Note prepaid pursuant to Section 3.3 or 3.5, multiplied by (i) five percent (5%), if such prepayment occurs during the period beginning with the first anniversary of the Closing Date and ending with the day immediately preceding the second anniversary of the Closing Date, (ii) three percent (3%), if such prepayment occurs during the period beginning with the second anniversary of the Closing Date and ending with the day immediately preceding the third anniversary of the Closing Date, (iii) one and one-half percent (1.5%) if such prepayment occurs during the period beginning with the third anniversary of the Closing Date and ending with the day immediately preceding the fourth anniversary of the Closing Date, and (iv) zero percent (0%) if such prepayment occurs at any time thereafter.

“Pro Forma Balance Sheet” shall have the meaning assigned to such term in Section 5.1(c)(iii).

“Properties and Facilities” shall have the meaning assigned to such term in Section 5.1(q) hereof.

“Properties Schedule” shall have the meaning assigned to such term in Section 5.1(q) hereof.

“Proprietary Rights” shall mean, collectively, whether now owned or hereafter acquired or existing, (a) all right, title and interest of the Loan Parties or any of their Subsidiaries in or relating to intellectual property or industrial property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets, Internet domain names and domain name registrations, software and contract rights relating to software, websites, advertising rights, rights in designs, including registrations thereof, and rights in data, and (b) all right to income, royalties, proceeds and damages now or hereafter due and/or payable under and with respect thereto, including all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

“Purchaser” and “Purchasers” shall have the meanings assigned to such terms in the preamble hereto and in Section 6.2 hereof.

“RCRA” shall mean the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), as amended, and all rules, regulations, standards, guidelines, and publications issued thereunder.

“Refinancing” shall have the meaning assigned to such term in the recitals hereto.

“Removal,” “Remedial” and “Response” actions shall include the types of activities “covered” by CERCLA, RCRA, and other comparable Environmental Laws, and whether the activities are those that might be taken by a government entity or those that a government entity or any other person might seek to require of waste generators, handlers, distributors, processors, users, storers, treaters, owners, operators, transporters, recyclers, reusers, disposers, or other persons under “removal,” “remedial,” or other “response” actions.

“Reportable Event” shall mean any of the events that are reportable under Section 4043 of ERISA and the regulations promulgated thereunder, other than an occurrence for which the thirty (30) day notice contained in 29 C.F.R. § 2615.3(a) is waived.

“Required Purchasers” shall mean, at any time, the Purchasers holding a pro rata percentage of the outstanding principal amount of the Senior Term Notes aggregating at least 50.1% at such time.

“Revolving Financing” shall mean a secured revolving line of credit facility pursuant to the GMAC Credit Agreement in an aggregate principal amount not to exceed $100,000,000, provided, however, that the outstanding principal amount of Revolving Financing may be increased to $110,000,000, so long as the advance rates and standards for determining the eligible receivables and eligible inventory for inclusion in the borrowing base under the GMAC Credit Agreement in effect on the Closing Date support such increase and are satisfied.

“S&P” shall have the meaning assigned to such term in Section 7.2(h) hereof.

“Sarbanes Oxley” shall mean the United States Sarbanes-Oxley Act of 2002.

“SEC” shall mean the Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Securitization” shall have the meaning assigned to such term in Section 10.18 hereof.

“Security Agreement” shall have the meaning assigned to such term in Section 4.1(c) hereof.

“Security Documents” shall mean the Security Agreement, the Pledge Agreement, the Financing Statements, and all other documents, instruments and other materials necessary to create or perfect the security interests created pursuant to the Security Agreement.

“Senior Term Notes” shall have the meaning assigned to such term in Section 2.1 hereof.

“Subsidiary” of any corporation shall mean any other corporation or limited liability company of which the outstanding capital stock possessing a majority of voting power in the election of directors (otherwise than as the result of a default) is owned or controlled by such corporation directly or indirectly through Subsidiaries.

“Subsidiary Schedule” shall have the meaning assigned to such term in Section 5.1(e) hereof.

“Taxes” shall have the meaning assigned to such term in Section 3.9 hereof.

“Term Loan A” shall have the meaning assigned to such term in the recitals hereto.

“Term Loan C” shall have the meaning assigned to such term in the recitals hereto.

“Third Party Proprietary Rights” means any right, title or interest of any Person other than the Loan Parties or any of their Subsidiaries under patent, copyright, trademark or trade secret law or any other statutory provision or common law doctrine relating to intellectual property or proprietary rights.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to the Loan Parties or any of their Subsidiaries of any right under any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now owned or hereafter acquired or existing, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of any state thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals and extensions thereof.

“Transaction Documents” shall mean this Agreement, the Senior Term Notes and the Security Documents and all other agreements, instruments and documents delivered in connection therewith as any or all of the foregoing may be supplemented or amended from time to time.

“Transactions” shall mean the incurrence of debt and the issuance of securities in connection therewith, as contemplated by this Agreement, the Senior Term Notes, the consummation of the Refinancing, and all other agreements contemplated hereby and thereby.

“UCC” shall mean the New York Uniform Commercial Code.

“UST” shall mean an underground storage tank, including as that term is defined, construed and otherwise used in RCRA and in rules, regulations, standards, guidelines and publications issued pursuant to RCRA and comparable state and local laws.

1.2           Accounting Principles.  The character or amount of any asset, liability, capital account or reserve and of any item of income or expense to be determined, and any consolidation or other accounting computation to be made, and the construction of any definition containing a financial term, pursuant to this Agreement shall be determined or made in accordance with generally accepted accounting principles in the United States of America consistently applied (“GAAP”), unless such principles are inconsistent with the express requirements of this Agreement.  In the event any “Accounting Changes” (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement, then Loan Parties and Required Purchasers agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of the Loan Parties shall be the same after such Accounting Changes as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by Loan Parties and Requisite Lenders, (A) all financial covenants, standards and terms in this Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (B) the Loan Parties shall prepare footnotes to each compliance certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes).  “Accounting Changes” means: (a) changes in accounting principles required by GAAP and implemented by Loan Parties and (b) changes in accounting principles recommended by Loan Parties’ accountants.

1.3           Other Definitional Provisions; Construction.  Whenever the context so requires, neuter gender includes the masculine and feminine, the singular number includes the plural and vice versa.  The word “including” when used herein shall mean “including without limitation” unless the context states otherwise.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to any section, article, annex, schedule, exhibit or like references are references to this Agreement unless otherwise specified.  A Default or Event of Default shall “continue” or be “continuing” until such Default or Event of Default has been cured or waived by Agent and the Required Purchasers or the Purchasers, as applicable, pursuant to Section 10.2.  References in this Agreement to any Persons shall include such Persons, successors and permitted assigns.  Other terms contained in this Agreement (which are not otherwise specifically defined herein) shall have the meanings provided to such terms in Article 9 of the UCC on the date hereof to the extent the same are used or defined therein.

ARTICLE 2
ISSUE AND SALE OF THE SENIOR TERM NOTES

2.1           Senior Term Notes.  On the Closing Date, the Loan Parties duly authorized the issuance to the Purchasers designated on Annex A of $40,000,000 aggregate principal amount of the Loan Parties’ Second Priority Senior Secured Notes due May 25, 2012 (together with any promissory notes issued in substitution therefor pursuant to Sections 6.3 and 6.4, the “Senior Term Notes”) substantially in the form of the promissory notes made by the Loan Parties in favor of the Purchasers thereof in the form attached hereto as Exhibit A.

2.2           Sale and Purchase.  Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Loan Parties shall sell to the Purchasers, and the Purchasers shall purchase from the Loan Parties, in amounts designated in Annex B, the Senior Term Notes in the aggregate principal amount set forth in Section 2.1 hereof.

2.3           The Closing.  Delivery of and payment for the Senior Term Notes (the “Closing”) shall be made at on May 25, 2007, or at such other date as may be mutually agreeable to the Loan Parties and the Purchasers.  The date and time of the Closing as finally determined pursuant to this Section 2.3 are referred to herein as the “Closing Date.”  Delivery of the Senior Term Notes shall be made to the Purchasers against payment of the purchase price therefor, less any amounts payable pursuant to Section 4.1(g) hereof, by wire transfer of immediately available funds in the manner agreed to by the Loan Parties and the Purchasers.  The Senior Term Notes shall be issued in such name or names and in such permitted denomination or denominations, numbers and amounts as set forth in Annex A or as the Purchasers may request in writing not less than two (2) Business Days before the Closing Date.

ARTICLE 3
REPAYMENT OF SENIOR TERM NOTES

3.1           Interest Rates and Interest Payments.

(a)           Senior Term Notes.  The Loan Parties, jointly and severally, covenant and agree to make payments to the Purchasers holding Senior Term Notes, of accrued interest on the Senior Term Notes semi-annually in arrears on the first Business Day of each June and December, commencing on December 1, 2007, through the date of repayment in full of the Senior Term Notes.  The Senior Term Notes shall bear interest on the outstanding principal thereof at a rate equal to the fixed rate of eleven and one-half percent (11.50%).

(b)           Computation of Interest.  Interest on the Senior Term Notes shall be computed on the basis of a year with three hundred sixty (360) days and twelve 30-day months.

3.2           Repayment of Senior Term Notes.  The Loan Parties, jointly and severally, covenant and agree to repay any and all unpaid principal on the Senior Term Notes, together with all accrued and unpaid interest, fees and other amounts due in connection with the Senior Term Notes upon maturity of the Senior Term Notes on May 25, 2012 (the “Maturity Date”).

3.3           Optional Prepayment of Senior Term Notes.  At any time on or after the first anniversary of the Closing Date, subject to the terms of this Section 3.3, and in connection with any Equity Prepayment pursuant to Section 3.9 (regardless of when such event occurs),  the Loan Parties may prepay to the Purchasers the outstanding principal amount of the Senior Term Notes in whole or in part in multiples of $500,000, or such lesser amount as is then outstanding, plus accrued interest, if any, to the date set for prepayment on the principal amount to be repaid.  At the time of each such prepayment made at any time prior to the fourth anniversary of the Closing Date, the Loan Parties shall pay to the Purchasers the applicable Prepayment Fee or Equity Prepayment Premium.  All such prepayments shall be so applied after application of such prepayment to any accrued interest payable, if any, in connection therewith and any applicable Prepayment Fee or Equity Prepayment Premium.

3.4           Notice of Optional Prepayment.  If the Loan Parties shall elect to prepay any Senior Term Notes pursuant to Section 3.3 hereof, the Loan Parties shall give notice of such prepayment to the Agent and the Purchasers not less than thirty (30) days or more than ninety (90) days prior to the date fixed for prepayment, specifying (i) the date on which such prepayment is to be made, (ii) the principal amount of such Senior Term Notes to be prepaid on such date and (iii) the applicable Prepayment Fee or Equity Prepayment Premium, if any, and accrued interest applicable to such prepayment.  Such notice shall be accompanied by a certificate of the Chief Executive Officer, the Chief Financial Officer, or the Chief Operating Officer of Parent that such prepayment is being made in compliance with Section 3.3.  Notice of prepayment having been so given, the aggregate principal amount of the Senior Term Notes specified in such notice, together with accrued interest thereon and the premium, if any, shall become due and payable on the prepayment date set forth in such notice.

3.5           Mandatory Prepayment: Change of Control; Event of Default.

(a)           Upon the occurrence of a Change of Control, each Purchaser shall have the right to require the Loan Parties to repurchase all or any part of such Purchaser’s Senior Term Notes pursuant to the offer described below (the “Change of Control Offer”) at an offer price (the “Change of Control Payment”) in cash equal to the outstanding principal amount of the applicable Senior Term Notes, together with all accrued and unpaid interest, fees, expenses and a premium for the ratable benefit of the Purchasers equal to five percent (5%) of the aggregate outstanding principal amounts of the Senior Term Notes being prepaid, in each case as of the date of purchase (the “Change of Control Payment Date”).  The Loan Parties will make the Change of Control Offer by delivering a written notice of such offer to the Purchasers at least five (5) Business Days prior to the occurrence of a Change of Control, specifying the Change of Control Payment Date (which such date shall not be more than five (5) Business Days following such Change of Control).  A Purchaser may accept such Change of Control Offer by delivering a written notice of acceptance to the Loan Parties within five (5) Business Days after receipt of the Change of Control Offer specifying the amount of the Senior Term Notes to be redeemed.

(b)           By 2:00 p.m. (noon) Central Time on the Change of Control Payment Date, the Loan Parties shall (1) accept for payment all Senior Term Notes or portions thereof properly tendered pursuant to the Change of Control Offer, and (2) pay via wire transfer in immediately available funds an amount equal to the Change of Control Payment in respect of all Senior Term Notes or portions thereof so tendered.  All payments under this Section 3.5 shall be applied first to all costs, expenses, indemnities and other amounts payable hereunder and under the applicable Senior Term Notes, then to payment of default interest, if any, then to payment of premium, if any, then to payment of accrued interest and thereafter to payment of principal.  The Loan Parties shall send to each Purchaser that has tendered its Senior Term Notes the applicable Change of Control Payment for such Senior Term Notes, and the Loan Parties shall promptly execute and mail to each Purchaser a new Senior Term Note equal in principal amount to any unpurchased portion of the Senior Term Notes surrendered, if any.

(c)           In addition, the Senior Term Notes shall be prepaid in full, together with all accrued and unpaid interest, fees, any applicable Prepayment Fee, for the ratable benefit of the Purchasers, and expenses upon such Senior Term Notes becoming due as a consequence of an Event of Default (other than due to a Change of Control) pursuant to Section 8.2.  If the Senior Term Notes shall become due prior to the first anniversary of the Closing Date as a result of an Event of Default, the applicable Prepayment Fee shall be deemed to be 5.0% of the aggregate principal amount of the Senior Term Notes prepaid.

3.6           Equity Payment.  In the event the Parent or any Subsidiary shall at any time or from time to time issue any equity securities to any Person other than the Parent or any Subsidiary thereof, notwithstanding any provision of this Agreement, but subject to the terms of this Section 3.6, the Loan Parties may prepay to the Purchasers, on a ratable basis, from the net cash proceeds of any such equity issuance, up to 35% of the aggregate outstanding principal amount of the Senior Term Notes then outstanding (an “Equity Prepayment”) in whole or in part in multiples of $500,000, or such lesser amount as is then outstanding, plus accrued interest, if any, to the date set for prepayment on the principal amount to be repaid.  If any such prepayment or redemption is made at any time prior to the first anniversary of the Closing Date, the Loan Parties shall pay to the Purchasers a prepayment premium (an “Equity Prepayment Premium”) (expressed as a percentage of principal amount) equal to 11.50% of the aggregate principal amount of the Senior Term Notes prepaid or redeemed with each Equity Prepayment.  If any such prepayment or redemption is made at any time on or after the first anniversary of the Closing Date, the Loan Parties shall pay to the Purchasers any applicable Prepayment Fee on the Senior Term Notes prepaid or redeemed with each Equity Prepayment to the extent applicable.  In the event of any such prepayment from the net cash proceeds of an equity issuance, at the election of the Parent, and provided no Default or Event of Default then exists, such Equity Prepayment Premium or Prepayment Fee may be paid, subject to the terms of this Section 3.6, either in cash or in equity securities of the Parent.  If the Parent elects to pay such Equity Prepayment Premium or Prepayment Fee in equity securities rather than cash, such securities shall be paid in registered, marketable, publicly traded equity securities of the Parent in an amount equal to the Equity Equivalent (as defined below).  If the Parent elects to prepay any Senior Term Notes pursuant to this Section 3.6 hereof, the Parent shall give notice of such prepayment to Agent and the Purchasers not less than forty-five (45) days or more than one hundred and five (105) days prior to the date fixed for such Equity Prepayment, specifying (i) the date on which such prepayment is to be made, (ii) the principal amount of such Senior Term Notes to be prepaid on such date, (iii) such Equity Prepayment Premium or Prepayment Fee, if any, and accrued interest applicable to such prepayment and (iv) whether such Equity Prepayment Premium or Prepayment Fee will be paid in cash or equity securities.  Such notice shall be accompanied by a certificate of the Chief Executive Officer, the Chief Financial Officer, or the Chief Operating Officer of Parent that such prepayment is being made in compliance with this Section 3.6.  Notice of prepayment having been so given, the aggregate principal amount of the Senior Term Notes specified in such notice, together with accrued interest thereon and the premium, if any, shall become due and payable on the prepayment date set forth in such notice. “Equity Equivalent” shall be determined by dividing (i) the cash value of the applicable Equity Prepayment Premium or Prepayment Fee by (ii) the per share average closing price of Parent’s equity securities as reported on the exchange on which such equity securities are then listed for the seven trading days prior to a date that is three trading days prior to the date fixed for prepayment or redemption.

3.7           Home Office Payment.  The Loan Parties will pay all sums becoming due on any Senior Term Note for principal, prepayment penalty, if any, and interest to the respective Purchasers by the method and at the address specified for such purpose in Annex A, or by such other method or at such other address as the Purchasers shall have from time to time specified to the Loan Parties in writing for such purpose, without the presentation or surrender of such Senior Term Note or the making of any notation thereon, except that upon written request of the Loan Parties made concurrently with or reasonably promptly after payment or prepayment in full of any Senior Term Note, each holder of a Senior Term Note shall surrender such Senior Term Note for cancellation, reasonably promptly after such request, to the Loan Parties at their principal executive office.  Notwithstanding anything to the contrary contained herein, all payments of principal and interest due from the Loan Parties hereunder shall be made to the Purchasers on an equal and ratable basis.

3.8           Maximum Lawful Rate.  This Agreement, the Senior Term Notes and the other Transaction Documents are hereby limited by this Section 3.8.  In no event, whether by reason of acceleration of the maturity of the amounts due hereunder or otherwise, shall interest and fees contracted for, charged, received, paid or agreed to be paid to the Purchasers exceed the maximum amount permissible under applicable Law.  If, from any circumstance whatsoever, interest and fees would otherwise be payable to Agent or the Purchasers in excess of the maximum amount permissible under applicable Law, the interest and fees shall be reduced to the maximum amount permitted under such Law.  If from any circumstance, Agent or the Purchasers shall have received anything of value deemed interest by applicable Law in excess of the maximum lawful amount, an amount equal to any excess of interest shall be applied to the reduction of the principal amount of the Senior Term Notes, in such manner as may be determined by the Purchasers, and not to the payment of fees or interest, or if such excess interest exceeds the unpaid balance of the principal amount of the Senior Term Notes, such excess shall be refunded to the Loan Parties.

3.9           Taxes.  Any and all payments by the Loan Parties hereunder or under the Senior Term Notes or other Transaction Documents that are made to or for the benefit of the Purchasers shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and penalties, interests and all other liabilities with respect thereto (collectively, “Taxes”), excluding taxes imposed on Agent’s or the Purchasers’ net income or capital and franchise taxes imposed on any of them by the jurisdiction under the laws of which any of them is organized or any political subdivision thereof (all such non-excluded Taxes being hereinafter referred to as “Covered Taxes”).  If any of the Loan Parties shall be required by Law to deduct any Covered Taxes from or in respect of any sum payable hereunder or under any Senior Term Notes or other Transaction Documents to the Purchasers the sum payable shall be increased as may be necessary so that after making all required deductions of Covered Taxes (including deductions of Covered Taxes applicable to additional sums payable under this paragraph), each Purchaser receives an amount equal to the sum it would have received had no such deductions been made.  The Loan Parties shall make such deductions and the Loan Parties shall pay the full amount so deducted to the relevant taxation authority or other authority in accordance with applicable law.  In addition, the Loan Parties agree to pay any present or future stamp, documentary, excise, privilege, intangible or similar levies that arise at any time or from time to time from any payment made under any and all Transaction Documents or from the execution or delivery by the Loan Parties or from the filing or recording or maintenance of, or otherwise with respect to the exercise by Agent or the Purchasers of their respective rights under any and all Transaction Documents (collectively, “Other Taxes”).  The Loan Parties will indemnify Agent and the Purchasers for the full amount of Covered Taxes imposed on or with respect to amounts payable hereunder and Other Taxes, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.  Payment of this indemnification shall be made within thirty (30) days from the date Agent or the Purchasers provide the Loan Parties with a certificate certifying and setting forth in reasonable detail the calculation thereof as to the amount and type of such Taxes.  Any such certificates submitted by Agent or the Purchasers in good faith to the Loan Parties shall, absent manifest error, be final, conclusive and binding on all parties.  The obligations of the Loan Parties under this Section 3.9 shall survive the payment of the Senior Term Notes and the termination of this Agreement.  Within thirty (30) days after the Loan Parties having received a receipt for payment of Covered Taxes and/or Other Taxes, the Loan Parties shall furnish to the Purchasers the original or certified copy of a receipt evidencing payment thereof.

3.10           Capital Adequacy.  If, after the date hereof, either the introduction of or any change of the interpretation of any Law or the compliance by the Purchasers with any guideline or request from any Governmental Authority (whether or not having the force of Law) has or would have the effect of reducing the rate of return on the capital or assets of the Purchasers as a consequence of, as determined by Agent or the Purchasers in their reasonable discretion, the existence of any Purchaser’s obligations under this Agreement or any other Transaction Documents, then, upon demand by the Purchasers, the Loan Parties immediately shall pay to the Purchasers, from the time as specified by Purchasers, additional amounts sufficient to compensate the Purchaser in light of such circumstances.  The obligations of the Loan Parties under this Section 3.10 shall survive the payments of the Senior Term Notes and the termination of this Agreement.

3.11           Certain Waivers.  The Loan Parties unconditionally waive (i) any rights to presentment, demand, protest or (except as expressly required hereby) notice of any kind, and (ii) any rights of rescission, setoff, counterclaim or defense to payment under the Senior Term Notes or otherwise that the Loan Parties may have or claim against any Purchaser, Agent or any prior Purchaser or Agent.

ARTICLE 4
CONDITIONS

4.1           Conditions to the Purchase of the Senior Term Notes.  The obligation of the Purchasers to purchase and pay for the Senior Term Notes is subject to the satisfaction, prior to or at the Closing, of the following conditions:

(a)           Representations and Warranties True.  The representations and warranties contained in Article 5 hereof shall be true and correct at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

(b)           Material Adverse Change.  There shall have been no Material Adverse Change in the business, financial condition, assets, Business or prospects of Parent on a Consolidated Basis (prior to the effective date of the Transactions), or the capital markets since December 31, 2006.

(c)           Security Agreement; Etc.  The Loan Parties and Agent, for the benefit of the Purchasers, shall have entered into (i) a security agreement or security agreements with Agent, in form and substance as set forth in Exhibit B attached hereto (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Security Agreement”), (ii) security agreements for all Patents, Patent Licenses, Trademarks, Trademark Licenses and registered Copyrights of the Loan Parties in form and substance reasonably acceptable to Agent for filing with the United States Patent and Trademark Office and the United States Copyright Office in the form set forth in Exhibit C attached hereto (such security agreements set forth under the foregoing (ii), as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Intellectual Property Agreements”), (iii) a stock pledge and security agreement in form and substance as set forth in Exhibit D attached hereto (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Pledge Agreement”) and (iv) if reasonably requested by GMAC Agent and Agent, the Loan Parties and their depository banks shall have entered into deposit account control agreements in form and substance satisfactory to Agent (“Deposit Account Control Agreements”).  The Loan Parties shall have executed and delivered to Agent, for the benefit of the Purchasers, an authorization to file such financing statements and other instruments (collectively, “Financing Statements”), and shall have delivered to Agent such certificates, instruments and documents, as Agent shall reasonably require in order to perfect and maintain the continued perfection of the security interests created by the agreements described herein.  Agent shall have received reports of filings with appropriate government agencies showing that there are no Liens on the assets of the Loan Parties other than Permitted Liens.

(d)           Intercreditor Agreement.  Agent, GMAC Agent and Loan Parties shall have executed the Intercreditor Agreement on terms reasonably satisfactory to Agent and the Purchasers.

(e)           Charter and Bylaws.  Each Loan Party shall have made such amendments to its articles of incorporation, certificate of incorporation, By-laws, membership agreement and such other documents as the Purchasers shall reasonably request.

(f)           Closing Documents.  The Loan Parties will have delivered or caused to be delivered to Agent all of the following documents in form and substance satisfactory to Agent:

(i)            a Senior Term Note for each Purchaser pursuant to Section 2.1 and Annex A hereof in the respective aggregate original principal amounts as set forth herein, duly completed and executed by the Loan Parties;

(ii)           certificates of good standing dated not more than thirty (30) days prior to the Closing Date for the Loan Parties, issued by their respective jurisdiction of organization and each jurisdiction where a Loan Party is qualified to operate as a foreign corporation, or its equivalent, except where the failure to so qualify is not reasonably likely to have a Material Adverse Effect;

(iii)          a copy of the Charter Documents of each of the Loan Parties, certified by the appropriate governmental official of the jurisdiction of its organization as of a date not more than thirty (30) days prior to the Closing Date;

(iv)          a copy of the By-laws or members agreement of the Loan Parties, certified as of the Closing Date by the secretary, assistant secretary, manager or general partner, as applicable, of the Loan Parties;

(v)           a certificate of the secretary or assistant secretary, manager or general partner of the Loan Parties, certifying as to the names and true signatures of the officers or other authorized person of the Loan Parties authorized to sign this Agreement and the other documents to be delivered by the Loan Parties hereunder;

(vi)          copies of the resolutions duly adopted by the board of directors, general partners, board of managers or other governing body of the Loan Parties, authorizing the execution, delivery and performance by the Loan Parties of this Agreement and each of the other agreements, instruments and documents contemplated hereby to which each of the Loan Parties is a party to, and the consummation of all of the other Transactions, certified as of the Closing Date by the secretary, assistant secretary, manager or general partner of the Loan Parties;

(vii)         a certificate dated as of the Closing Date from an officer, general partner or manager of each of the Loan Parties stating that the conditions specified in this Section 4.1 have been fully satisfied or waived by Agent and the Purchasers;

(viii)        certificates of insurance evidencing the existence of all insurance required to be maintained by the Loan Parties pursuant to Section 7.1(c), and Agent and the Purchasers shall be satisfied with the type and extent of such coverage;

(ix)          an opinion of Porter, Wright, Morris & Arthur LLP, counsel to Parent, in form and substance satisfactory to Agent and the Purchasers;

(x)           copies of all material leases and contracts to which each of the Loan Parties is a party; and

(xi)          such other documents relating to the Transactions contemplated by this Agreement as Agent, any Purchaser or their respective counsel may reasonably request.

(g)           Purchaser’s Fees and Expenses.

(i)           Other Fees and Expenses.  On the Closing Date, the Loan Parties shall have paid the fees and expenses of Agent and the Purchasers, payable by the Loan Parties pursuant to Section 10.4 hereof (and the Loan Parties hereby authorize each Purchaser to deduct all such applicable amounts from the aggregate proceeds of the sale of the Senior Term Notes by the Loan Parties).

(h)           Legal Investment.  On the Closing Date, the Purchasers’ purchases of the Senior Term Notes shall not be prohibited by any applicable law, rule or regulation of any Governmental Authority (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System) as a result of the promulgation or enactment thereof or any changes therein, or change in the interpretation thereof by any Governmental Authority, subsequent to the date of this Agreement.

(i)           Proceedings.  All proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to Agent, each Purchaser and their respective counsel.

(j)           Charter and Bylaw Amendments.  The Loan Parties shall have entered into such amendments to their respective articles of incorporation or certificates of incorporation and Bylaws as the Purchasers shall reasonably request.

(k)           Consummation of GMAC Financing and Refinancing.  The GMAC Financing shall have been consummated in form and substance satisfactory to the Purchasers in the Purchasers’ sole discretion and the Purchasers shall have been provided copies of all agreements, instruments and documents in connection therewith.  The Refinancing shall have occurred and the Agent shall have received payoff and lien release letters and/or other evidence thereof satisfactory to the Agent.

4.2           Waiver.  Any condition specified in this Article 4 may be waived by Agent and the Purchasers; provided that no such waiver will be effective unless it is set forth in a writing executed by Agent and the Purchasers.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

5.1           Representations and Warranties of the Loan Parties.  As a material inducement to Agent and the Purchasers to enter into this Agreement and for the Purchasers to purchase the Senior Term Notes, Parent for itself and each Loan Party and each Loan Party as to itself, hereby represent and warrant to Agent and the Purchasers as follows:

(a)           Organization and Power.  Each of the Loan Parties is a legal entity of the type designated on Schedule 5.1(a).  Each of the Loan Parties is duly organized, validly existing and in good standing under the laws of its state of formation.  Each of the Loan Parties has all requisite corporate or other organizational power and authority and all material licenses, permits, approvals and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the Transactions, and is qualified to do business in the jurisdictions listed on the “Organizational Schedule” attached hereto as Schedule 5.1(a), which includes every jurisdiction where the failure to so qualify is reasonably likely to have a Material Adverse Effect.  Each of the Loan Parties has its principal place of business as set forth on the Organizational Schedule.  The copies of the Charter Documents and By-laws of each of the Loan Parties that have been furnished to Agent reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

(b)           Principal Business.  The Loan Parties are primarily engaged in the business of assembling and selling specialty footwear and related apparel and accessories (the “Business”).

(c)           Financial Statements.

(i)           Financial Statements; Historical Statements.  Parent has delivered to Agent copies of its audited consolidated year-end financial statements for and as of the end of its fiscal year ended December 31, 2006, and unaudited balance sheet, income statements and cash flow statements for the three (3) month period ended March 31 , 2007 (together, the “Financial Statements”).  The Financial Statements were compiled from the books and records maintained by Parent’s management are correct and complete and fairly represent the consolidated financial condition of Parent as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied (with such interim financial statements being subject to the absence of footnotes required by GAAP and subject to normal year-end adjustments).

(ii)           Offering Memorandum.  The projected financial information contained in the Offering Memorandum has been prepared in good faith based upon assumptions believed to be reasonable at the time of the preparation thereof.

(iii)          Pro Forma Balance Sheet.  The unaudited pro forma balance sheet of Parent on a Consolidated Basis as of the Closing Date, a copy of which has heretofore been delivered to Agent, gives pro forma effect to the consummation of the Refinancing, the initial extensions of credit made under this Agreement, and the payment of transaction fees and expenses related to the foregoing, all as if such events had occurred on such date (the “Pro Forma Balance Sheet”).  The Pro Forma Balance Sheet has been prepared in a manner consistent with customary accounting practices and the financial statements described in Section 5.1(c)(i) (subject to the absence of footnotes required by GAAP and subject to normal year-end adjustments) and, subject to stated assumptions made in good faith and having a reasonable basis set forth therein, presents fairly the financial condition of the Loan Parties on an unaudited pro forma basis as of the date set forth therein after giving effect to the consummation of the transactions described above.

(iv)           Accuracy of Financial Statements.  As of the dates of such Financial Statements, Parent on a Consolidated Basis did not have any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Financial Statements or in the notes thereto, and except as disclosed therein, as of such dates, there are no unrealized or anticipated losses from any commitments of the Loan Parties that are reasonably likely to have a Material Adverse Effect.

(d)           Capitalization and Related Matters.  As of the Closing Date and immediately thereafter, the authorized capital stock of Parent is as set forth on the “Capitalization Schedule” attached hereto as Schedule 5.1(d).  As of the Closing Date, the authorized capital stock or other equity interests of each of the Subsidiaries of Parent and the number and ownership of all outstanding capital stock or equity interests of each of the Loan Parties (other than Parent) is set forth on Schedule 5.1(d).  Except as set forth on the Schedule 5.1(d), as of the Closing Date, none of the Loan Parties will have outstanding any stock or securities convertible into or exchangeable for any shares of its capital stock and none will have outstanding any rights or options to subscribe for or to purchase its capital stock or other equity interests or any stock or securities convertible into or exchangeable for its capital stock or other equity interests.  As of the Closing Date, none of the Loan Parties will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or other equity interests.  As of the Closing Date, all of the outstanding shares and capital stock or other equity interests of the Loan Parties will be validly issued, fully paid and nonassessable.  None of the Loan Parties have violated any applicable federal or state securities laws in any material respect in connection with the offer, sale or issuance of any of its capital stock or other equity interests, and the offer, sale and issuance of the Senior Term Notes hereunder do not require registration under the Securities Act or any applicable state securities laws.

(e)           Subsidiaries.  Except as set forth on the “Subsidiary Schedule”, attached hereto as Schedule 5.1(e), the Loan Parties do not own, or hold any rights to acquire, any shares of stock or any other security or interest in any other Person.

(f)           Authorization; No Breach.  The execution, delivery and performance of this Agreement, the other Transaction Documents to which each of the Loan Parties is a party, and the consummation of the Transactions and the Refinancing have been duly authorized by the Loan Parties.  The execution and delivery by the Loan Parties of the Transaction Documents and the consummation of the Transactions and the Refinancing does not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) except as created pursuant to the Security Documents and the GMAC Credit Documents, result in the creation of any Lien upon the Loan Parties’ capital stock or assets pursuant to, (iv) give any third party the right to accelerate any material obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any Governmental Authority pursuant to, the Charter Documents of the Loan Parties, or any law, statute, rule or regulation to which the Loan Parties are subject, or any material agreement or instrument, order, judgment or decree to which any of the Loan Parties is a party or to which it or each of its respective assets are subject.

(g)           Governmental Approvals.  Except as specifically provided by the Transaction Documents, no registration with or consent or approval of, or other action by, any Governmental Authority is or will be required in connection with the consummation of the Transactions by the Loan Parties.  No registration with or consent or approval of, or other action by, any Governmental Authority was required in connection with the consummation of the Refinancing.

(h)           Enforceability.  This Agreement constitutes, and each of the other Transaction Documents when duly executed and delivered by each of the Loan Parties who is a party thereto will constitute, legal, valid and binding obligations of the Loan Parties enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(i)           No Material Adverse Change.  Since December 31, 2006, there has been no Material Adverse Change, with respect to Parent and its Subsidiaries taken as a whole, prior to giving effect to the Transactions; provided, that the consummation of the Transactions shall not, in and of itself, be deemed to be a Material Adverse Change.

(j)           Litigation.  Except as described in the “Litigation Schedule” attached hereto as Schedule 5.1(j), as of the Closing Date, there are no actions, suits or proceedings at law or in equity or by or before any arbitrator or any Governmental Authority now pending or, to the  knowledge of the Loan Parties’ management after reasonable inquiry, threatened against or filed by or affecting the Loan Parties or their respective directors or officers or the businesses, assets or rights of any of the Loan Parties, which are reasonably likely to have a Material Adverse Effect.

(k)           Compliance with Laws.  The Loan Parties are not in violation of any applicable Law which violation or violations are reasonably likely to have a Material Adverse Effect.  The Loan Parties are not in, and the consummation of the Transactions will not cause any, default concerning any judgment, order, writ, injunction or decree of any Governmental Authority.  As of and after the Closing Date, there is no investigation, enforcement action or regulatory action pending or, to the knowledge of the Loan Parties, threatened against or affecting any of the Loan Parties by any Governmental Authority, except as set forth on the Litigation Schedule, which is reasonably likely to have a Material Adverse Effect.  Except as set forth in the Litigation Schedule, as of and after the Closing Date, there is no remedial or other corrective action that any of the Loan Parties is required to take to remain in compliance with any judgment, order, writ, injunction or decree of any Governmental Authority or to maintain any material permits, approvals or licenses granted by any Governmental Authority in full force and effect which is reasonably likely to have a Material Adverse Effect.  To the knowledge of Parent, during the past ten (10) years, none of the executive officers, directors or management of Parent or any of its Subsidiaries have been arrested or convicted of any material crime nor have any of them been bankrupt or an officer or director of a bankrupt corporation or other entity.

(l)           Environmental Protection.  Except as specified in “Environmental Schedule” attached hereto as Schedule 5.1(l) and after giving effect to the Transactions, except for materials, conditions, operations and noncompliance which are not reasonably likely to have a Material Adverse Effect:  (i) the business of the Loan Parties and each of their Subsidiaries, the methods and means employed by the Loan Parties (and their Subsidiaries) in the operation thereof (including all operations and conditions at or in the properties of the Loan Parties or any of their Subsidiaries), the assets owned, leased, managed, used, controlled, held or operated by the Loan Parties and/or their Subsidiaries comply in all material respects with all applicable Environmental Laws; (ii) with respect to the Properties and Facilities, and except as disclosed in the Environmental Schedule, the Loan Parties have obtained, possess, and are in compliance in all material respects with all permits, licenses, reviews, certifications, approvals, registrations, consents, and any other authorizations under any Environmental Laws; (iii) the Loan Parties have not received (x) any claim or notice of violation, lien, complaint, suit, order or other claim or notice to the effect that the Loan Parties are or may be liable to any Person as a result of (A) the environmental condition of any of their Properties and Facilities or any other property, or (B) the release or threatened release of any Pollutant, or (y) any letter or request for information under Section 104 of the CERCLA, or comparable state laws, and to Loan Parties’ knowledge, none of the operations of the Loan Parties is the subject of any investigation by a Governmental Authority evaluating whether any remedial action is needed to respond to a release or threatened release of any Pollutant at the Properties and Facilities or at any other location, including any location to which the Loan Parties have transported, or arranged for the transportation of, any Pollutants with respect to the Properties and Facilities; (iv) except as disclosed in the Environmental Schedule, neither  the Loan Parties, nor, to the knowledge of the Loan Parties, any prior owner or operator has incurred in the past, or is now subject to, any Environmental Liabilities; (v) except as disclosed in the Environmental Schedule, to the knowledge of the Loan Parties, there are no Liens, covenants, deed restrictions, notice or registration requirements, or other limitations applicable to the Properties and Facilities, based upon any Environmental Laws or other legal obligations; (vi) to the knowledge of the Loan Parties, there are no USTs located in, at, on, or under the Properties and Facilities or other than the USTs identified in the Environmental Schedule as USTs; and, to the knowledge of the Loan Parties, each of those USTs is in compliance with all Environmental Laws and other legal obligations; and (vii) except as disclosed in the Environmental Schedule, to the knowledge of the Loan Parties, there are no PCBs, lead paint, asbestos (of any type or form), or materials, articles or products containing PCBs, lead paint or asbestos, located in, at, on, under, a part of, or otherwise related to the Properties and Facilities, and, to the knowledge of the Loan Parties, all of the PCBs, lead paint, asbestos, and materials, articles and products containing PCBs, lead paint or asbestos identified in the Environmental Schedule are in compliance with all Environmental Laws and other legal obligations.

(m)           Legal Investments; Use of Proceeds.  The Loan Parties will use the proceeds from the sale of the Senior Term Notes to effect the Refinancing.  The Loan Parties are not engaged in the business of extending credit for the purpose of purchasing or carrying any “margin stock” or “margin security” (within the meaning of Regulations T, U or X issued by the Board of Governors of the Federal Reserve System), and no proceeds of the sale of the Senior Term Notes will be used to purchase or carry any margin stock or margin security or to extend credit to others for the purpose of purchasing or carrying any margin stock or margin security.

(n)           Taxes.  The Loan Parties have filed or caused to be filed all federal, state and local tax returns that are required to be filed by it and their Subsidiaries, and have paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, including payroll taxes, other than such Charges (i) which are being contested in good faith by such Person, as the case may be, by appropriate proceedings diligently instituted and conducted and without the risk of the imposition of a Lien with respect to a material portion of the Collateral and (ii) with respect to which a reserve or other appropriate provision, if any, as is required in conformity with GAAP shall have been made.  Parent has no knowledge of any proposed tax assessment against Parent or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect.

(o)           Labor and Employment.  Except where noncompliance is not reasonably likely to have a Material Adverse Effect, each Loan Party, ERISA Affiliate and each Plan is in compliance in all material respects with those provisions of ERISA, the Code, the Age Discrimination in Employment Act, and the regulations and published interpretations thereunder that are applicable to the Loan Party, ERISA Affiliate or any such Plan.  As of the date hereof, no Reportable Event has occurred with respect to any Plan maintained by any Loan Party or ERISA Affiliate as to which said Loan Party or ERISA Affiliate is or was required to file a report with the PBGC.  No Plan has any amount of unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) or any accumulated funding deficiency (within the meaning of Section 302(a)(2) of ERISA), whether or not waived, and none of the Loan Parties, nor any ERISA Affiliate or member of the Controlled Group has incurred or expects to incur any withdrawal liability under Subtitle E of Title IV of ERISA to a Multiemployer Plan.  Except where noncompliance is not reasonably likely to have a Material Adverse Effect, the Loan Parties and ERISA Affiliates are in compliance in all material respects with all labor and employment laws, rules, regulations and requirements of all applicable domestic and foreign jurisdictions.  There are no pending or threatened labor disputes, work stoppages or strikes as of the Closing Date that are reasonably likely to have a Material Adverse Effect.

(p)           Investment Company Act.  None of the Loan Parties are an “investment company” or “controlled” by an investment company within the meaning of the Investment Company Act of 1940, as amended.

(q)           Properties; Security Interests.  The Loan Parties have good and, solely as to real estate, marketable title to, or valid leasehold interests in, or valid licenses to use, all of the material assets and properties used or useful by the Loan Parties in the Business (collectively, the “Properties and Facilities”), subject to no Liens except for Permitted Liens.  All of the Properties and Facilities are in good repair, working order and condition and all such assets and properties are owned by the Loan Parties free and clear of all Liens except for Permitted Liens.  The Properties and Facilities constitute all of the material assets, properties and rights of the Loan Parties of any type used in or necessary for the conduct of the Business.  The Security Agreement creates and grants to Agent a valid and perfected security interest in all the collateral thereunder, subject only to Permitted Liens.  All real estate owned or leased by the Loan Parties listed on the “Properties Schedule,” attached hereto as Schedule 5.1(q).

(r)           Intellectual Property; Licenses.  The Loan Parties and each of their Subsidiaries owns or licenses, pursuant to a valid and enforceable written license agreement, all Proprietary Rights necessary and sufficient to conduct the Business and all other businesses conducted by the Loan Parties and their Subsidiaries as heretofore conducted and as proposed to be conducted.  The “Intellectual Property Schedule” attached hereto as Schedule 5.1(r) sets forth a true and complete list of all registered Proprietary Rights and material unregistered Trademarks owned by the Loan Parties and their Subsidiaries and applications therefor filed by the Loan Parties and their Subsidiaries, which list includes the owner, the title and description, the registration or application number, and the registration or application date of each such Proprietary Right and the jurisdiction in which each such Proprietary Right is registered, subject to an application for registration or otherwise arises.  No event has occurred that permits, or after notice or lapse of time or both would permit, the revocation or termination of any of the foregoing, which taken in isolation or when considered with all other such revocations or terminations is reasonably likely to have a Material Adverse Effect.  The entity identified as of the owner of each such Proprietary Right required to be set forth on the Intellectual Property Schedule is the sole and exclusive owner (unless otherwise indicated) of such Proprietary Right.  All Proprietary Rights required to be identified on the Intellectual Property Schedule are valid, subsisting and enforceable, except where the lack of validity or enforceability is not reasonably likely to have a Material Adverse Effect.  None of the Proprietary Rights owned, licensed or otherwise used by the Loan Parties infringes, misappropriates, dilutes, violates or otherwise impairs any Third Party Proprietary Rights or other rights of any other Person.  The conduct of the Business and all other businesses conducted by the Loan Parties and their Subsidiaries as heretofore conducted and as proposed to be conducted, and the products and services sold by the Loan Parties and their Subsidiaries in connection therewith, does not infringe, misappropriate, dilute, violate or otherwise impair any Third Party Proprietary Rights or other rights of any other Person, except where any such infringement, misappropriation or use is not reasonably likely to have a Material Adverse Effect.  No other Person is infringing, misappropriating, diluting, violating or making any other unlawful or unauthorized use of any Proprietary Right, except where any such infringement, misappropriation or use is not reasonably likely to have a Material Adverse Effect.  The Loan Parties do not have notice or knowledge of any facts or any past, present or threatened occurrence that could preclude or impair the Loan Parties’ or any of their Subsidiaries’ ability to retain or obtain any authorization necessary for the operation of the Business and all other businesses conducted by the Loan Parties and their Subsidiaries as heretofore conducted and as proposed to be conducted.

(s)           Solvency.  After giving effect to the Transactions, (i) the fair value of the assets of the Loan Parties, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of the Loan Parties will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) the Loan Parties will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (iv) the Loan Parties will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Closing Date.  The determination of whether a Person is Solvent shall take into account all such Person's properties and liabilities regardless of whether, or the amount at which, any such property or liability is included on a balance sheet of such Person prepared in accordance with GAAP, including properties such as contingent contribution or subrogation rights, business prospects, distribution channels and goodwill.  The determination of the sum of a Person's properties at a fair valuation or the present fair saleable value of a Person's properties shall be made on a going concern basis, unless at the time of such determination the liquidation of the business in which such properties are used or useful is in process or is reasonably anticipated.  In computing the amount of contingent or unrealized properties or contingent or unliquidated liabilities at any time, such properties and liabilities will be computed at the amounts which, in light of all the facts and circumstances existing at such time, represent the amount that reasonably can be expected to become realized properties or matured liabilities, as the case may be.  In computing the amount that would be required to pay a Person's probable liability on its existing debts as they become absolute and matured, reasonable valuation techniques, including a present value analysis, shall be applied using such rates over such periods as are appropriate under the circumstances, and it is understood that, in appropriate circumstances, the present value of contingent liabilities or obligations under Guaranties may be zero.

(t)           Complete Disclosure.  All factual information furnished by or on behalf of the Loan Parties to Agent and the Purchasers for purposes of or in connection with this Transaction Document and the transactions contemplated hereby and in the Refinancing is, and all other such factual information hereafter furnished by or on behalf of the Loan Parties will be, true and accurate in all material respects on the date as of which such information is furnished and not incomplete by omitting to state any fact necessary to make such information not materially misleading at such time in light of the circumstances under which such information was provided.

(u)           Side Agreements.  Except as set forth in Schedule 5.1(u), none of the Loan Parties nor any Affiliate of the Loan Parties nor any director, officer or employee of the Loan Parties or any of their Affiliates, respectively, has entered into, as of the date hereof, any side agreement, either oral or written, with any individual or business, pursuant to which the director, officer, employee, Loan Party or Affiliate agreed to do anything beyond the requirements of the formal, written contracts executed by the Loan Parties and disclosed to the Purchasers and Agent herein.

(v)           Broker’s or Finder’s Commissions.  No broker’s or finder’s or placement fee or commission will be payable to any broker or agent engaged by the Loan Parties or any of their officers, directors or agents with respect to the issuance and sale of the Senior Term Notes or the transactions contemplated by this Agreement, including without limitation the Transactions, except for fees payable to Piper Jaffray & Co., the Purchasers and Agent, if any.  The Loan Parties agree to indemnify Agent and the Purchasers and to hold them harmless from and against any claim, demand or liability for broker’s or finder’s or placement fees or similar commissions, whether or not payable by the Loan Parties, alleged to have been incurred in connection with such transactions, other than any broker’s or finder’s fees payable to Persons engaged by Agent or the Purchasers without the knowledge of the Loan Parties.

(w)           Material Contracts.  Schedule 5.1(w) lists, as of the Closing Date, each material contract to which the Loan Parties are a party, by which any of them or their respective properties is bound or to which any of them is subject (collectively, “Material Contracts”), and also indicates the parties, subject matter and term thereof.  As of the Closing Date, (i) each Material Contract is in full force and effect and is enforceable by the Loan Party that is a party thereto in accordance with its terms, and (ii) none of the Loan Parties (nor, to the knowledge of the Loan Parties , any other party thereto) is in breach of or default under any Material Contract in any material respect or has given notice of termination or cancellation of any Material Contract.

(x)           Foreign Assets Control Regulations, Etc.  None of the Loan Parties are an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended.  None of the Loan Parties are in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Patriot Act”).  No Loan Party (i) is a blocked person described in section 1 of the Anti-Terrorism Order or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person.

(y)           Parent SEC Reports.

(i)           Parent has filed all required material forms, reports, schedules, statements and other documents (including exhibits and other information incorporated therein) with the SEC since December 31, 2002 (collectively, the “Parent SEC Reports”). As of their respective dates, or, if amended, as of the date of the last such amendment, each Parent SEC Report, (a) complied in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act, and the rules and regulations thereunder applicable to such Parent SEC Reports and (b) did not, and in the case of such forms, reports, schedules, statements and other documents filed after the date hereof will not as of the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each of the consolidated financial statements included in or incorporated by reference into the Parent SEC Reports (including the related notes and schedules) were, and in the case of such consolidated financial statements filed after the date hereof will be, prepared materially in accordance with the published rules and regulations of the SEC, and fairly presents (as to such previously filed items) in all material respects the consolidated financial position of Parent and its Subsidiaries as of its date, and each of the consolidated statements of operations, stockholders’ equity and cash flows included in or incorporated by reference into the Parent SEC Reports (including any related notes and schedules) fairly presents (as to such previously filed items) in all material respects the financial position, results of operations and cash flows, as the case may be, of Parent and its Subsidiaries for the periods set forth therein, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein (and subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnotes).

(ii)           As of the Closing Date, (x) there is no investigation by the SEC pending or threatened with respect to any Parent SEC Report, (y) none of the Parent SEC Reports are the subject of open, unresolved comments from the SEC, and (z) to the knowledge of Parent, there is no material unresolved violation of the Securities Exchange Act or the published rules and regulations of the SEC asserted by the SEC with respect to the Parent SEC Reports.

(z)           Current Business Practices.  None of the Loan Parties, nor, to the knowledge of the Loan Parties, any of their respective directors, officers, agents, employees or representatives in their capacities as such has knowingly (or unknowingly, in the case where such conduct is reasonably likely to have had a Material Adverse Effect): (i) used any funds for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity; (ii) directly or indirectly paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent or other party acting on behalf of or under the auspices of a governmental official or Governmental Authority, in the United States of America or any other country, which is in any manner related to the Business that was illegal under federal, state or local laws of the United States of America or any other country having jurisdiction; (iii) made any payment to any customer or subcontractor of the Business or to any officer, director, partner, employee or agent of any such customer or subcontractor, for the unlawful influence of any such customer or subcontractor or any such officer, director, partner, employee or agent; (iv) engaged in any other unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or subcontractor or any such officer, director, partner, employee or agent, in respect of the Business; or (v) except as set forth on Schedule 5.1(z), violated any federal, state or local campaign finance, election or similar Laws.

5.2          Absolute Reliance on the Representations and Warranties.  All representations and warranties contained in this Agreement and any financial statements, instruments, certificates, schedules or other documents delivered in connection herewith, shall survive the execution and delivery of this Agreement, regardless of any investigation made by Agent or the Purchasers or on Agent’s or the Purchasers’ behalf.

ARTICLE 6
TRANSFER OF SENIOR TERM NOTES

6.1          Restricted Securities.  The Purchasers acknowledge that the Senior Term Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, and that the Loan Parties are not required to register any of the Senior Term Notes under the Securities Act.

6.2          Legends; Purchasers’ Representations.  Each of the Purchasers hereby represents and warrants to the Loan Parties that it is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and is acquiring the Senior Term Notes for investment for its own account, with no present intention of dividing its participation with others (except for a potential transfer or transfers of the Senior Term Notes to an Affiliate or Affiliates of the Purchasers) or reselling or otherwise distributing the same.  Each Purchaser understands that the acquisition of the Senior Term Notes has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Purchaser’s representations as expressed herein.  Each Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Senior Term Notes, except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.  The Loan Parties may place an appropriate legend on the Senior Term Notes owned by the Purchasers concerning the restrictions set forth in this Article 6.  Upon the assignment or transfer by the Purchasers or any of its successors or assignees of all or any part of the Senior Term Notes, the term “Purchaser” as used herein shall thereafter mean, to the extent thereof, the then holder or holders of such Senior Term Notes, or portion thereof

6.3          Transfer of Senior Term Notes.  Subject to Section 6.2, a holder of a Senior Term Note may transfer such Senior Term Note to a new holder, or may exchange such Senior Term Note for Senior Term Notes of different denominations (but in no event of denominations of less than $1,000,000 in original principal amount), by surrendering such Senior Term Note to the Loan Parties duly endorsed for transfer or accompanied by a duly executed instrument of transfer naming the new holder (or the current holder if submitted for exchange only), together with written instructions for the issuance of one or more new Senior Term Notes specifying the respective principal amounts of each new Senior Term Note and the name of each new holder and each address therefor.  The Loan Parties shall simultaneously deliver to such holder or its designee such new Senior Term Notes, shall mark the surrendered Senior Term Notes as canceled and shall provide notice of such transfer to Agent.  In lieu of the foregoing procedures, a holder may assign a Senior Term Note (in whole but not in part) to a new holder by allonge or other assignment document and by sending written notice to the Loan Parties and Agent of such assignment specifying the new holder’s name and address; in such case, the Loan Parties shall promptly acknowledge such assignment in writing to both the old and new holder.

Notwithstanding anything in the Transaction Documents to the contrary, (a) in the absence of an Event of Default, if after giving effect to any transfer hereunder there are 10 (10) or more unaffiliated holders of Senior Term Notes (i.e., a holder of a Senior Term Note and its Affiliates who hold Senior Term Notes (and who receive notices and payments at a common address) shall count as a single holder for purposes of this clause), an agent shall be appointed by such holders of the Senior Term Notes to handle payments, notices and other administrative matters related to the Senior Term Notes on terms reasonably acceptable to all such holders, (b) a Purchaser may pledge, or grant a security interest in, all or any portion of its Senior Term Notes and other rights and interests under the Transaction Documents to a bank or other funding source in support of borrowings made by such Purchaser from such Person and (c) any Purchaser which is a fund may pledge, or grant a security interest in, all or any portion of its Senior Term Notes and other rights and interests under the Transaction Documents to its trustee in support of its obligations to its trustee.

6.4          Replacement of Lost Senior Term Notes.  Upon receipt of evidence reasonably satisfactory to the Loan Parties of the mutilation, destruction, loss or theft of any Senior Term Notes and the ownership thereof, the Loan Parties shall, upon the written request of the holder of such Senior Term Notes, execute and deliver in replacement thereof new Senior Term Notes in the same form, in the same original tenor and dated the same date as the Senior Term Notes so mutilated, destroyed, lost or stolen; and such Senior Term Notes so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder.  If the Senior Term Notes being replaced have been mutilated, they shall be surrendered to the Loan Parties; and if such replaced Senior Term Notes have been destroyed, lost or stolen, such holder shall furnish the Loan Parties with an indemnity in writing to save it harmless in respect of such replaced Senior Term Notes.

6.5          No Other Representations Affected.  Nothing contained in this Article 6 shall limit the full force or effect of any representation, agreement or warranty made herein or in connection herewith to the Purchasers.

ARTICLE 7
COVENANTS

7.1          Affirmative Covenants.  The Loan Parties, jointly and severally, covenant that, so long as all or any of the Senior Term Notes shall remain outstanding, the Loan Parties shall and shall cause each of their Subsidiaries to:

(a)           Existence.  Do or cause to be done all things necessary to preserve, renew and keep in full force and effect their legal existence and the legal existence of their Subsidiaries.

(b)          Businesses and Properties; Compliance with Laws.  At all times (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, registrations, permits, certifications, approvals, consents, franchises, and Proprietary Rights that are material to the conduct of their businesses; (ii) comply in all material respects with all Laws and regulations applicable to the operation of such business, including but not limited to, all Environmental Laws, whether now in effect or hereafter enacted and with all other applicable Laws and regulations; (iii) comply in all material respects with Sarbanes Oxley and all regulations promulgated thereunder; (iv) take all action that may be required to obtain, preserve, renew and extend all rights, Proprietary Rights, franchises, registrations, certifications, approvals, consents, licenses, permits and any other authorizations that may be material to the operation of such business; (v) maintain, preserve and protect all property material to the conduct of such business; and (vi) except for obsolete or worn out equipment, keep their property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

(c)           Insurance.  Maintain insurance required by the Transaction Documents and any and all contracts entered into by the Loan Parties, including but not limited to:  (i) coverage on their insurable properties (including all inventory, equipment and real property) against the perils of fire, theft, hazard and burglary; (ii) public liability; (iii) workers’ compensation; (iv) business interruption; (v) product liability; and (vi) such other risks as are customary with companies similarly situated and in the same or similar business as that of the Loan Parties under policies issued by financially sound and reputable insurers in such amounts as are customary with companies similarly situated and in the same or similar business.  Each of the Loan Parties shall pay or shall cause to be paid all insurance premiums payable by it or its Subsidiaries and, upon Agent’s request, shall deliver copies of the policy or policies of such insurance (or certificates of insurance with copies of such policies) to Agent.  All insurance policies of the Loan Parties shall contain endorsements, in form and substance reasonably satisfactory to Agent, providing that the insurance shall not be cancelable except upon thirty (30) days’ prior written notice to Agent.  Agent, on behalf of the Purchasers, shall be shown as a loss payee and an additional named insured party under all such insurance policies, in each case pursuant to appropriate endorsements reasonably satisfactory to Agent.

(d)          Obligations and Taxes.  Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits or in respect of their properties before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens or charges upon such properties or any part thereof; provided, however, that the Loan Parties shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and (ii) the Loan Parties shall have set aside on their books adequate reserves with respect thereto.

(e)           Financial Statements; Reports.  Furnish to each Purchaser:

(i)          Annual Statements.  Within ninety (90) days after the end of each fiscal year, a balance sheet and statements of operations, stockholders’ equity and cash flows of Parent on a Consolidated Basis showing the financial condition as of the close of such year and the results of operations during such year, all of the foregoing financial statements to be audited by a firm of independent certified public accountants of recognized national standing acceptable to Agent and accompanied by an opinion of such accountants without material exceptions or qualifications.  Additionally, such financial statements shall be accompanied by a certificate of such accountants (which shall not contain any qualification exception or scope limitation not acceptable to Agent) stating that in the course of its regular audit of the Business, which audit was conducted in accordance with GAAP, no Default or Event of Default relating to financial and accounting matters has come to their attention, or if any Default or Event of Default exists, a statement as to the nature thereof.

(ii)          Monthly Statements.  Within (A) ninety (90) calendar days after the end of each December, (B) sixty (60) calendar days after the end of each January, (C)  forty-five calendar days after the end of each March, June and September and (D) thirty (30) calendar days after the end of each other calendar month, financial statements (including a balance sheet and income statements) showing the financial condition and results of operations of Parent on a Consolidated Basis as of the end of each such month and for the then elapsed portion of the current fiscal year, together with comparisons to the corresponding periods in the preceding year and the budget for such periods, accompanied by a certificate of an officer that such financial statements have been prepared in accordance with GAAP, consistently applied, subject to year end audit adjustments and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

(iii)         Certificate of Compliance.  Each financial statement furnished to the Purchasers pursuant to subsections (i) and (ii) of this Section 7.1(e) shall be accompanied by  a written certificate signed by the chief financial officer of Parent to the effect that no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Loan Parties to remedy the same, and a compliance certificate in the form of Exhibit E showing the Loan Parties’ compliance with the covenants set forth in Section 7.3.

(iv)        Projections.  As soon as available, but in no event later than December 31 of each year, a projection of the balance sheet, and income statement of Parent on a Consolidated Basis, respectively, for the following fiscal year; and within ten (10) days after any material update or amendment of any such plan or forecast, a copy of such update or amendment, including a description of and reasons for such update or amendment.  Each such projection, update or amendment shall be accompanied by a written certificate signed by the chief financial officer of Parent to the effect that it has been prepared on the basis of historical financial statements and records, together with the assumptions set forth in such projection and that it reflects expectations, after reasonable analysis, of Parent’s management as to the matters set forth therein.

(v)         Additional Information.  Promptly, from time to time, such other information regarding the compliance by the Loan Parties with the terms of this Agreement and the other Transaction Documents or the affairs, operations or condition (financial or otherwise) of the Loan Parties as Agent or Required Purchasers may reasonably request and that is capable of being obtained, produced or generated by the Loan Parties or of which the Loan Parties have knowledge.

(f)           Litigation and Other Notices.  Give Agent and the Purchasers prompt written notice of the following:

(i)          Orders; Injunctions.  The issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of any loan or the initiation of any litigation or similar proceeding seeking any such injunction, order or other restraint.

(ii)          Litigation.  The notice, filing or commencement of any action, suit or proceeding against any of the Loan Parties whether at law or in equity or by or before any court or any Federal, state, municipal or other governmental agency or authority and that, if adversely determined against any of the Loan Parties (or their Subsidiaries), could result in uninsured liability in excess of $1,000,000 in the aggregate.

(iii)         Environmental Matters.  (A) Any release or threatened release of any Pollutant required to be reported to any Federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (B) any Removal, Remedial or Response action taken by any of the Loan Parties or any other person in response to any Pollutant in, at, on or under, a part of or about the Loan Parties’ properties or any other property, (C) any violation by the Loan Parties of any Environmental Law, in each case, that could result in a Material Adverse Effect, or (D) any notice, claim or other information that the Loan Parties might be subject to an Environmental Liability that could result in uninsured liability in excess of $1,000,000.

(iv)         Default.  Any Default or Event of Default, specifying the nature and extent thereof and the action (if any) that is proposed to be taken with respect thereto.

(v)         Material Adverse Effect.  Any development in the business or affairs of the Loan Parties that is reasonably likely to have a Material Adverse Effect.

(g)          ERISA.  Comply in all material respects with the applicable provisions of ERISA and the provisions of the Code relating thereto and furnish to Agent and the Purchasers (i) as soon as possible, and in any event within thirty (30) days after the Loan Parties knew or had reason to know thereof, notice of (A) the establishment by the Loan Parties or ERISA Affiliate of any Plan, (B) the commencement by a Loan Party or ERISA Affiliate of contributions to a Multiemployer Plan, (C) any failure by any of the Loan Parties or any of their ERISA Affiliates to make contributions required by Section 302 of ERISA (whether or not such requirement is waived pursuant to Section 303 of ERISA), or (D) the occurrence of any Reportable Event with respect to any Plan or Multiemployer Plan for which the reporting requirement is not waived, together with a statement of an officer setting forth details as to such Reportable Event and the action that the Loan Parties propose to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC if any such notice was provided by the Loan Parties, and (ii) promptly after receipt thereof, a copy of any notice a Loan Party or ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Multiemployer Plan, or to appoint a trustee to administer any Plan or Multiemployer Plan, and (iii) promptly after receipt thereof, a copy of any notice of withdrawal liability from any Multiemployer Plan.

(h)          Maintaining Records; Access to Premises and Inspections.  Maintain financial records in accordance with generally accepted practices and, upon reasonable notice, at all reasonable times and as often as Agent or any Purchaser may reasonably request (and at any time after the occurrence and during the continuation of a Default or Event of Default), subject to the same confidentiality provisions for Agent and Purchaser contained in this Agreement, permit any authorized representative designated by Agent or the Required Purchasers to visit and inspect the properties and financial records of the Loan Parties and to make extracts from such financial records, all at the Loan Parties’ reasonable expense, and permit any authorized representative designated by Agent or any Purchasers to discuss the affairs, finances and condition of the Loan Parties with the chief financial officer of each of the Loan Parties and such other officers as the Loan Parties shall deem appropriate, and the Loan Parties’ independent public accountants.

(i)           Patriot Act Compliance.  The Loan Parties shall provide such information and take such actions as are reasonably required by Agent or any Purchaser in order to assist Agent and the Purchasers with compliance with the Patriot Act.

(j)           Research Reports.  Promptly after the sending, delivery or dissemination thereof, the Loan Parties, if permitted by the preparer thereof, shall send to Agent and the Purchasers copies of research reports, investment memorandum or other similar materials that shall have been prepared for or on behalf of Parent by an investment banking firm, financial institution or other financial advisory firm.

(k)           Non-Loan Party Guaranty.  Any Foreign Subsidiary of Parent, that, after the Closing Date, becomes a Loan Party or Guarantor under the GMAC Credit Agreement, shall enter into a Guaranty, in a form reasonably satisfactory to Agent, in favor of Agent and the Purchasers securing the payment of and guaranteeing all Indebtedness and other obligations incurred by the Loan Parties pursuant to this Agreement or any other Transaction Document.

(l)           Deposit Account Control Agreements, Landlord Waivers.  Within 45 days after the Closing Date (or such later date as the Agent may agree to), the Loan Parties shall use commercially reasonable efforts to enter into and deliver to Agent such Deposit Account Control Agreements and Landlord Waivers (as defined in the GMAC Credit Agreement) that are reasonably satisfactory to Agent with respect to (x) in the case of Deposit Account Control Agreements, any deposit accounts that were subject to deposit account control agreements solely in favor of GMAC Agent as part of the GMAC Financing and (y) in the case of Landlord Waivers, the Kane distribution center.  Without limiting the foregoing, if all of the indebtedness under the GMAC Credit Agreement is satisfied and any obligations to lend thereunder are terminated, the Loan Parties shall promptly use commercially reasonable efforts to enter into and deliver to Agent such Deposit Account Control Agreements and all Landlord Waivers that were in favor of GMAC Agent.

7.2          Negative Covenants.  The Loan Parties, jointly and severally, covenant that, so long as all or any part of the Senior Term Notes shall remain outstanding:

(a)           Indebtedness.  The Loan Parties shall not create, incur, assume guarantee or be or remain liable for, contingently or otherwise, or suffer to exist any Indebtedness, except:

(i)           Indebtedness under this Agreement;

(ii)          Indebtedness incurred in the ordinary course of business with respect to customer deposits, trade payables and other unsecured current liabilities not the result of borrowing and not evidenced by any note or other evidence of  indebtedness;

(iii)         Indebtedness under the GMAC Financing, in an amount not to exceed the applicable cap on principal amount set forth in the definition of Revolving Financing;

(iv)        Purchase money Indebtedness of any Loan Party and Indebtedness consisting of Capitalized Leases, in the aggregate, not to exceed $2,500,000 at any time outstanding;

(v)         Intercompany Indebtedness between the Loan Parties, including between Parent and its Subsidiaries (which, for the sake of clarification, does not include trade payables incurred in the ordinary course of business); provided, that the aggregate outstanding amount of the intercompany indebtedness owing at any time by Subsidiaries that are not Loan Parties to Loan Parties shall not exceed $10,000,000;

(vi)        Indebtedness to shareholders of Parent from share repurchases and redemptions under the Stockholders Agreement not to exceed $500,000 in the aggregate in any Fiscal Year;

(vii)       Other Indebtedness of Loan Parties in the aggregate at any time outstanding of $1,000,000; provided that such Indebtedness is unsecured and/or subordinated to the Indebtedness under this Agreement on terms reasonably satisfactory to Agent;

(viii)      Indebtedness of any Loan Party listed on the “Permitted Indebtedness Schedule” attached hereto as Schedule 7.2(a);

(ix)         Indebtedness incurred in connection with the financing of Loan Parties’ insurance premiums;

(x)          Indebtedness incurred in connection with Interest Rate Protection Agreements, in all cases not for speculative purposes, not to exceed in the aggregate a maximum potential liability for the termination of such any and all such agreements, of $7,500,000 at any time outstanding;

(xi)         Indebtedness incurred in connection with the purchase, financing or refinancing of real property, not to exceed the sum of $5,000,000 in the aggregate at any time outstanding;

(xii)        obligations under any lease which is accounted for by the lessee as an operating lease and under which the lessee is intended to be the “owner” of the leased property for Federal income tax purposes; and

(xiii)       Indebtedness incurred in connection with a Permitted Sale/Leaseback.

(b)          Negative Pledge; Liens.  The Loan Parties shall not create, incur, assume or suffer to exist any Lien of any kind on any of their properties or assets of any kind, except the following (collectively, “Permitted Liens”):

(i)           Liens created in connection with the Security Documents;

(ii)          Liens created in connection with the GMAC Financing which are subject to the terms of the Intercreditor Agreement;

(iii)         Liens for or priority claims imposed by law that are incidental to the conduct of business or the ownership of properties and assets (including mechanic’s, warehousemen’s, attorneys’ and statutory landlords’ Liens) and deposits and pledges incurred in the ordinary course of business and not in connection with the borrowing of money; provided, however, that in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith and adequate reserves have been set up by the Loan Parties as the case may be; and provided, further, that the Lien and security interest provided in the Security Documents or any portion thereof created or intended to be created thereby is not, in the opinion of Agent, unreasonably jeopardized thereby;

(iv)        Liens securing the payments of Charges incurred in the ordinary course of business that either (A) are not delinquent, or (B) are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves have been set aside on their books, and so long as during the period of any such contest, the Loan Parties shall suffer no loss of any privilege of doing business or any other right, power or privilege necessary or material to the operation of the Business; provided, however, that a stay of enforcement of any such Lien is in effect and the priority status of the Lien of Agent under the Security Documents shall not be affected thereby;

(v)         Liens securing Capitalized Leases, purchase money Indebtedness permitted under Section 7.2(a) and Indebtedness incurred in connection with a Permitted Sale/Leaseback, in each case which attach solely to the assets being leased or purchased;

(vi)        Liens securing Indebtedness permitted under Section 7.2(a) which attach solely to applicable insurance policies and proceeds thereof;

(vii)       Liens securing Indebtedness permitted under Section 7.2(a) which attach solely to the relevant real property and improvements;

(viii)      Liens listed on the “Permitted Encumbrances Schedule” attached hereto as Schedule 7.2(b); and

(ix)         Extensions, renewals and replacements of Liens referred to in clauses (i), (ii), (v), (vi), (vii), (viii) of this Section 7.2(b); provided, however, that any such extension, renewal or replacement Lien shall be limited to the property or assets covered by the Lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed or replaced at the time of such extension, renewal or replacement;

(x)          Liens of any licensor or licensee in connection with license agreements entered into in the ordinary course of business, which such Liens do not constitute security interests in any assets of any Loan Party;

(xi)         any Lien or encumbrance, UCC financing statement, interest or title of a lessor under any operating lease entered into in the ordinary course of business, or any interest or title of any lessee under any leases or subleases of real property, with respect solely to the leased property and not to any other Collateral;

(xii)        with respect solely to real property, defects and irregularities in title, survey exceptions, encumbrances, licenses, covenants, restrictions, easements or reservations of others for rights-of-way, roads, pipelines, railroad crossings, services, utilities or other similar purposes; outstanding mineral rights or reservations (including rights with respect to the removal of material resources) which do not materially diminish the value of the surface estate, assuming usage of such surface estate similar to that being carried on by any Person as of the effective date, and Liens arising with respect to zoning restrictions, licenses, covenants, building restrictions and other similar charges or encumbrances on the use of real property of such Person which do not materially interfere with the ordinary conduct of such Person’s business;

(xiii)       Liens on any interest in life insurance on any officer, director or employee;

(xiv)       Liens incurred or pledges and deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance, pensions or other types of social security benefits, or to secure the performance of statutory obligations or to secure the performance of bids, tenders, sales and contracts (other than for the repayment of borrowed money) and Liens incurred to secure any surety bonds, appeal bonds, supersedeas bonds or other instruments serving a similar purpose in connection with the appeal of any judgment or defense of any claim relating to a prejudgment Lien;

(xv)        Liens consisting of financing statements or similar notices filed by a Person of a type listed in Section 9-505 of the UCC solely in such capacity; and

(xvi)       Liens consisting of judgments or attachments that would not constitute an Event of Default under Section 8.1(j).

(c)          Contingent Liabilities.  The Loan Parties shall not become liable for any Guaranties, except for (i) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) Guaranties by a Loan Party with respect to Indebtedness of any Loan Party permitted under Section 7.2(a), (iii) Guaranties of a Loan Party with respect to a maximum potential liability of $1,000,000 at any time outstanding, (iv) Guaranties, obligations, warranties and indemnities, not with respect to senior or funded Indebtedness of any Person, which have been or are undertaken or made in the ordinary course of business, in connection with the Transactions or in connection with the issuance of securities of Parent, and (v) Guaranties of  any Loan Party on behalf of such Loan Party’s Subsidiary which is not a Loan Party not to exceed in the aggregate at any time outstanding, guaranteed Indebtedness in the sum of $1,000,000.

(d)          Mergers, Asset Sales, etc.  Except for a merger or consolidation of any Subsidiary or Loan Party into another Loan Party, Loan Parties shall not alter the corporate, capital or legal structure of the Loan Parties, or merge into or consolidate or combine with any other Person, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any substantial part of the property or assets of any Person, other than in connection with Permitted Acquisitions the consideration for which does not exceed the aggregate sum of  (i) $5,000,000 for all such Permitted Acquisitions prior to January 10, 2010 and (ii) $7,500,000 for all such Permitted Acquisitions during the term of this Agreement.  The Loan Parties shall not sell, transfer or otherwise dispose of any of their assets, including without limitation the collateral under the respective Security Documents, other than (i) sales, leases, assignments, transfers, conveyances or other dispositions of Inventory in the ordinary course of business; (ii) the sale of Parent’s former office and warehouse properties in Nelsonville, Ohio, and sales, assignments, transfers, conveyances or other dispositions (other than leases or subleases of leases) of properties outside of the ordinary course of business not to exceed in the aggregate more than $250,000 in any Fiscal Year (exclusive of any sales or other dispositions of Parent’s former warehouse property); (iii) in addition to dispositions permitted under clauses (i) and (ii) above, the disposition of equipment of any Loan Party if such equipment is obsolete or no longer useful in the ordinary course of such Loan Party’s business; (iv) licenses of intellectual property in the ordinary course of business; (v) the sale or transfer of property of any Loan Party to any other Loan Party; (vi) subleases of leases or leases of property which, at the time of such sublease or lease, is not then currently being utilized in the Business; and (vii) any Permitted Sale/Leaseback.

(e)           Affiliate Transactions.  Other than by and between, or among, Parent, the Loan Parties and their respective Subsidiaries, in each case in a manner that is not materially economically detrimental to any Loan Party, the Loan Parties shall not make any loan or advance to any director, officer or employee of any of the Loan Parties or to any Affiliate or enter into or be a party to any transaction or arrangement with any Affiliate of the Loan Parties, including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate, except pursuant to the reasonable requirements of the Loan Parties’ business and upon fair and reasonable terms no less favorable to the Loan Parties than would be obtained in a comparable arm’s-length transaction with a Person other than an Affiliate.

(f)           Dividends and Stock Purchases.  The Loan Parties shall not, directly or indirectly, declare or pay any dividends or make any distribution of any kind on their outstanding capital stock or any other payment of any kind to any of their stockholders or its Affiliates (including any redemption, purchase or acquisition of, whether in cash or in property, securities or a combination thereof, any partnership interests or capital accounts or warrants, options or any of their other securities), or set aside any sum for any such purpose other than (i) for such dividends, distributions or payments paid solely to other Loan Parties and (ii) for any other purpose up to $500,000 in the aggregate in any Fiscal Year.

(g)          Advances, Investments and Loans.  The Loan Parties shall not purchase, or hold beneficially any stock, other securities or evidences of Indebtedness of, or make or permit to exist any loan or advance to, or make any Investment or acquire any interest whatsoever in, any other Person (including, but not limited to, the formation or acquisition of any Subsidiaries), except prior to the occurrence and continuance of Default or Event of Default, and subject to the substantially contemporaneous delivery to GMAC Agent and/or Agent of such agreements, documents or instruments reasonably requested by such Agent to obtain a perfected security interest in any such Investment that constitutes Collateral, any of the following (each, a “Permitted Investment”):

(i)           securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than six (6) months from the date of acquisition;

(ii)          United States dollar-denominated time deposits, certificates of deposit and bankers acceptances of any bank whose short-term debt rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), is at least A-1 or the equivalent or whose short-term debt rating from Moody’s Investors Service, Inc. (“Moody’s”) is at least P-1 or the equivalent with maturities of not more than six months from the date of acquisition;

(iii)         commercial paper with a rating of at least A-1 or the equivalent by S&P or at least P-1 or the equivalent by Moody’s maturing within six months after the date of acquisition;

(iv)        marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s;

(v)         Investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above;

(vi)        deposit accounts maintained in accordance with the GMAC Credit Documents;

(vii)       Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(viii)      receivables owing to the Loan Parties, prepaid expenses and accrued expenses created or acquired in the ordinary course of Business and payable on customary trade terms of the Loan Parties;

(ix)        deposits made in the ordinary course of Business consistent with past practices to secure the performance of leases or in connection with bidding on government contracts;

(x)          loans to employees in an aggregate amount not in excess of $100,000 at any one (1) time per such employee (not to exceed in the aggregate at any time outstanding the sum of $1,000,000 with respect to all employees of the Loan Parties), for the purpose of assisting such employees in the purchase of Common Stock;

(xi)         Investments or intercompany loans and advances of (A) Parent or a Subsidiary in or to any other Subsidiary (subject to a maximum amount of such loans and advances (which, for the sake of clarification, does not include trade payables incurred in the ordinary course of business) by Parent and any other Loan Party to any and all such Subsidiaries of $10,000,000 in the aggregate at any one (1) time outstanding and provided that each such loan and advance is evidenced by a promissory note in form and substance satisfactory to Agent which is pledged by the payee as additional security for the obligations), (B) any Subsidiary in or to Parent or (C) any Foreign Subsidiary of Parent, that, after the Closing Date, becomes a Loan Party or Guarantor under the GMAC Credit Agreement and enters into a Guaranty pursuant to this Agreement, in or to any Loan Party;

(xii)        advances to sales representatives of Parent or any of its Subsidiaries in the ordinary course of their business and consistent with past practices;

(xiii)       additional Investments not otherwise permitted in this Section not to exceed $1,000,000 in the aggregate at any one (1) time outstanding;

(xiv)       Investments in certificates of deposit and bank deposits with financial institutions located in Puerto Rico and the Dominican Republic, solely to the extent necessary to maintain preferred tax treatment or country of origin status in such locations, not to exceed $5,000,000, in the aggregate at any time outstanding;

(xv)        Investments made pursuant to Permitted Acquisitions;

(xvi)       Investments in Interest Rate Protection Agreements, derivative agreements, materials future contracts or other arrangements in connection with Indebtedness, in all cases not for speculative purposes, not to exceed in the aggregate a notional amount of $60,000,000 at any time outstanding; and

(xvii)      Deposit Accounts with financial institutions available for withdrawal on demand, subject to the provisions of the GMAC Credit Documents.

(h)          Use of Proceeds.  The Loan Parties shall not use any proceeds from the sale of the Senior Term Notes hereunder, directly or indirectly, for the purposes of purchasing or carrying any “margin securities” within the meaning of Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve Board or for the purpose of arranging for the extension of credit secured, directly or indirectly, in whole or in part by collateral that includes any “margin securities.”

(i)           Modifications of Revolving Loan Documents.  The Loan Parties shall not amend, replace, refinance, refund, restructure, supplement, extend or otherwise modify the GMAC Credit Agreement in effect on the Closing Date or any other GMAC Credit Documents in effect on the Closing Date in contravention of the terms set forth in the Intercreditor Agreement.

(j)           Amendment of Charter Documents.  The Loan Parties shall not amend, terminate, modify or waive or agree to the amendment, modification or waiver of any material term or provision of their Charter Documents, or By-laws, other than any amendment, modification or other change to any Charter Document or By-laws that does not adversely affect the rights and privileges of Parent or any Loan Party under this Agreement and the Security Documents, or the interests of Agent or the Purchasers under the Security Documents or in the collateral thereunder.

(k)           Subsidiaries.  The Loan Parties shall not establish nor acquire any new Subsidiary except (i) Foreign Subsidiaries, with the prior written consent of Agent not to be unreasonably withheld; provided, that at least sixty-five percent (65%) of all of the outstanding equity securities of such Foreign Subsidiaries are pledged to the Agent for the benefit of the Purchasers pursuant to a pledge agreement on terms reasonably satisfactory to Agent or (ii) Domestic Subsidiaries, in connection with any acquisition permitted by this Agreement and/or where such Subsidiary becomes a Loan Party or obligated pursuant to a Guaranty and grants Agent a priority perfected security interest in substantially all of its assets, subject only to Permitted Liens.

(l)           Business.  The Loan Parties shall not engage, directly or indirectly, in any business other than the Business and any business reasonably incidental thereto.

(m)          Fiscal Year; Accounting.  The Loan Parties shall not change their Fiscal Year from ending on December 31, or method of accounting (other than immaterial changes in methods), except as required by GAAP.

(n)          Establishment of New or Changed Business Locations.  The Loan Parties shall not relocate their principal executive offices or other facilities or establish new business locations or store any inventory or other assets at a location not identified to Agent on or before the date hereof, without providing not less than thirty (30) days advance written notice to Agent.

(o)          Changed or Additional Business Names.  The Loan Parties shall not change their corporate names, establish new or additional trade names or change their state of organization without providing not less than thirty (30) days advance written notice to Agent.

(p)          Limitations on Affiliate Ownership of Obligations.  No Loan Party nor any Affiliate thereof shall, directly or indirectly, purchase, participate, be assigned or in any way beneficially own any of the Indebtedness arising under any of the Loan Documents or the Revolving Loan Documents.

7.3          Financial Covenant.  Parent covenants and agrees that, so long as all or any part of the Senior Term Notes remain outstanding, it shall maintain on a consolidated basis the following:

(a)           Fixed Charge Coverage.  A minimum Fixed Charge Coverage Ratio as of the end of each period set forth below of not less than the respective ratio set forth below:

Period	Fixed Charge Coverage Ratio
Four Quarters ending June 30, 2007,	1.20 to 1.00
Four Quarters ending September 30, 2007,	1.10 to 1.00
Four Quarters ending December 31, 2007, and	1.05 to 1.00
Each four Quarter period ending thereafter	1.00 to 1.00

ARTICLE 8
EVENTS OF DEFAULT

8.1          Events of Default.  An “Event of Default” shall mean the occurrence of one or more of the following described events:

(a)           any Loan Party shall default in the payment of (i) interest on any Senior Term Note when due, (ii) principal of any Senior Term Note when due, whether at maturity, upon notice of prepayment in accordance with Sections 3.3, 3.4, or 3.9 upon any scheduled payment date, a mandatory prepayment date in accordance with Section 3.5 or by acceleration or otherwise, or (iii) any other amount due under any Transaction Document within 30 Business Days after the same is due;

(b)          an event of default shall occur under the GMAC Credit Agreement (i) in respect of any payment due thereunder, (ii) in respect of any other provision thereof and more than 90 days have elapsed since the date of any such event of default without such event of default being cured or waived, or (iii) that has resulted in the acceleration of the Indebtedness thereunder;

(c)           with respect to Indebtedness other than the GMAC Financing, there shall occur a default under any agreement under which any Indebtedness having an individual principal amount of $1,000,000 or more or having an aggregate principal amount of $2,000,000 or more is created, which default permits the holder(s) of such Indebtedness to accelerate the maturity of such Indebtedness;

(d)          any representation or warranty herein made by any of the Loan Parties, or any certificate or financial statement furnished pursuant to the provisions hereof, shall prove to have been false or misleading in any material respect as of the time made or furnished or deemed made or furnished;

(e)           any Loan Party shall default in the performance of any covenant, condition or provision set forth in Section 7.2 or 7.3;

(f)           a default or event of default shall occur under any other Transaction Document, beyond any applicable notice or cure periods;

(g)          any Loan Party shall breach any other covenant, condition or provision of this Agreement, any Senior Term Note or any other Transaction Document not otherwise addressed in this Section 8.1, and such breach shall not be remedied to Agent’s or Required Purchasers’ satisfaction for a period of fifteen (15) days of the written notice from the Agent of such default;

(h)          a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party having assets in excess of $1,000,000 in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any such Loan Party or for any substantial part of its property, or for the winding-up or liquidation of their affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) days;

(i)           any Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such Law, or any Loan Party having assets in excess of $1,000,000 shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Loan Party or for any substantial part of their property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay their debts as they become due, or shall take any action in furtherance of any of the foregoing;

(j)           either of the following events shall occur:  (i) a Reportable Event, the occurrence of which would have a Material Adverse Effect that could cause the imposition of a Lien under Section 4068 of ERISA, shall have occurred with respect to any Plan or Plans; or (ii) the aggregate amount of the then “current liability” (as defined in Section 412(l)(7) of the Code) of all accrued benefits under such Plan or Plans exceeds the then current value of the assets allocable to such benefits by more than $1,000,000 at such time;

(k)           a final judgment that exceeds $500,000 or, together with other undischarged final judgments against any Loan Party, exceeds an aggregate of $1,000,000 (excluding judgments to the extent the applicable Loan Party is fully insured or the deductible or retention limit does not (when aggregated with other undischarged judgments) exceed $1,000,000 and with respect to which the insurer has assumed responsibility in writing), shall have been entered against the Loan Party if, within thirty (30) days after the entry thereof, such judgment, or any other judgment which, together with such judgment exceeds $1,000,000 in the aggregate, shall not have been discharged or execution thereof stayed pending appeal or if, within thirty (30) days after the expiration of any such stay, any such judgment shall not have been discharged; or

(l)           any material Transaction Document shall at any time after the Closing Date cease for any reason to be in full force and effect or shall cease to create perfected security interests in favor of Agent in the collateral subject or purported to be subject thereto, subject to no other Liens other than Permitted Liens, or such collateral shall have been transferred to any Person other than as permitted under this Agreement without the prior written consent of the holders of a majority in principal amount of the outstanding Senior Term Notes.

8.2         Consequences of Event of Default.

(a)           Bankruptcy.  If an Event of Default specified in paragraphs (h) or (i) of Section 8.1 hereof shall occur, the unpaid balance of the Senior Term Notes, all interest accrued thereon and all other liabilities of the Loan Parties hereunder and thereunder shall be immediately due and payable, together with any applicable prepayment premium, without presentment, demand, protest or (except as expressly required hereby) notice of any kind, all of which are hereby expressly waived.

(b)          Other Defaults.  If any other Event of Default shall occur, Required Purchasers may at their option, by written notice to the Loan Parties, declare the entire unpaid balance of the Senior Term Notes, all interest accrued thereon and all other liabilities of the Loan Parties hereunder and thereunder to be forthwith due and payable, together with any applicable prepayment premium, and the same shall thereupon become immediately due and payable, without presentment, demand, protest or (except as expressly required hereby) notice of any kind, all of which are hereby expressly waived; provided, that if a Default specified in clause (ii) of paragraph (a) of Section 8.1 hereof shall occur, any holder of a Senior Term Note as to which such Event of Default has occurred may declare the entire unpaid balance of such Senior Term Note (but only such Senior Term Note) and other amounts due hereunder and thereunder with respect to such Senior Term Note immediately due and payable and same shall thereupon become immediately due and payable, without presentment, demand, protest or (except as expressly provided hereby) notice of any kind, all of which are expressly waived.

(c)           Default Interest.  Following the occurrence and during the continuance of any Event of Default, the holders of the Senior Term Notes shall be entitled to receive, to the extent permitted by applicable Law, interest on the outstanding principal of, and premium and overdue interest, if any, on, the Senior Term Notes at a rate per annum equal to 13.5%.

(d)           Security.  Payments of principal of, and premium, if any, and interest on, the Senior Term Notes and all other obligations of the Loan Parties under this Agreement or the Senior Term Notes are secured pursuant to the terms of the Security Documents.

ARTICLE 9
AGENT

9.1          Authorization and Action.  Each Purchaser and each subsequent holder of any Senior Term Note, by its acceptance thereof, hereby designates and appoints Laminar Direct Capital L.P. as collateral agent and Agent hereunder and authorizes Laminar Direct Capital L.P. to take such actions as agent on its behalf and to exercise such powers as are delegated to Agent by the terms of this Agreement and the other Transaction Documents, together with such powers as are reasonably incidental thereto.  Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of Agent shall be read into this Agreement or otherwise exist for Agent.  In performing its functions and duties hereunder, Agent shall act solely as agent for the Purchasers and does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for the Loan Parties or any of their respective successors or assigns.  Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to this Agreement or applicable Laws.  The appointment and authority of Agent hereunder shall terminate at the indefeasible payment in full of the Senior Term Notes and related obligations.

9.2          Delegation of Duties.  Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

9.3          Exculpatory Provisions.  Neither Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct or, in the case of Agent, the breach of its obligations expressly set forth in this Agreement, unless such action was taken or omitted to be taken by Agent at the direction of the Required Purchasers), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Loan Parties contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Loan Parties to perform their respective obligations hereunder, or for the satisfaction of any condition specified in Article 4.  Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Loan Parties.

9.4          Reliance.  Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Parent and to the other Loan Parties), independent accountants and other experts selected by Agent.  Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Required Purchasers or all of the Purchasers, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers; provided, that, unless and until Agent shall have received such advice, Agent may take or refrain from taking any action, as Agent shall deem advisable and in the best interests of the Purchasers.  Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Purchasers or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers.

9.5          Non-Reliance on Agent and Other Purchasers.  Each Purchaser expressly acknowledges that neither Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by Agent or hereafter taken, including, without limitation, any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by Agent.  Each Purchaser represents and warrants to Agent that it has and will, independently and without reliance upon Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Loan Parties and made its own decision to enter into this Agreement.

9.6          No Liability of Purchasers.  The Purchasers shall have no liability to any Loan Party or any other entity as a result of any actions or failures to act by Agent, hereunder or otherwise.

9.7          Agent in its Individual Capacity.  Agent and each of its Affiliates may make loans to, purchase securities from, provide services to, accept deposits from and generally engage in any kind of business with the Loan Parties or any Affiliate of the Loan Parties as though Agent were not Agent hereunder.

9.8          Successor Agent.  Agent may, upon forty-five (45) days’ notice to the Loan Parties and the Purchasers, and Agent will, upon the direction of the Required Purchasers (other than Agent, in its individual capacity), resign as Agent.  If Agent shall resign, then during such forty-five (45) day period the Required Purchasers shall appoint a successor Agent and, if the Required Purchasers direct Agent to resign, such direction shall include an appointment of a successor Agent.  If for any reason no successor Agent is appointed by the Required Purchasers during such forty-five (45) day period, then effective upon the expiration of such forty-five (45) day period, the Purchasers shall perform all of the duties of Agent hereunder and the Loan Parties shall make all payments in respect of the Senior Term Notes directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers.  After any retiring Agent’s resignation hereunder as Agent, the provisions of Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

9.9          Consent of Purchasers.

After an acceleration of the Indebtedness, Agent may, after consultation (to the extent reasonably practicable under the circumstances) with all Purchasers and, upon written instruction from the Required Purchasers shall, exercise or refrain from exercising any and all rights, remedies, privileges and options under this Agreement or the other Transaction Documents and available at law or in equity to protect the rights of Agent and the Purchasers and collect the Indebtedness under the Senior Term Notes, including, without limitation, instituting and pursuing all legal actions brought against any Loan Party or to collect the Indebtedness under the Senior Term Notes, or defending any and all actions brought by any Loan Party or other Person; or incurring expenses or otherwise making expenditures to protect the collateral, the Senior Term Notes or Agent’s or any Purchaser’s rights or remedies.

9.10       This Article Not Applicable to the Loan Parties.  Except for this Section 9.10, this Article 9 is included in this Agreement solely for the purpose of determining certain rights as between Agent and the Purchasers and does not create, nor shall it give rise to, any rights in or obligations on the part of the Loan Parties and all rights and obligations of the Loan Parties (other than as specifically set forth herein) under this Agreement shall be determined by reference to the provisions of this Agreement other than this Article 9.

ARTICLE 10
MISCELLANEOUS

10.1       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) the Loan Parties may not assign or transfer its rights hereunder or any interest herein or delegate their duties hereunder and (ii) the Purchasers shall have the right to assign their rights hereunder and under the Senior Term Notes in accordance with Article 6.

10.2       Modifications and Amendments.  The provisions of this Agreement may be modified, waived or amended, but only by a written instrument signed by each of the Loan Parties and the Required Purchasers; provided that (a) without the prior written consent of all Purchasers then holding Senior Term Notes none of the following modifications may be made:  (i) extend any payment date under the Senior Term Notes; (ii) reduce any interest rate applicable to any of the Senior Term Notes or any fee payable to the Purchasers hereunder; (iii) waive any Event of Default under Section 8.1(a); (iv) compromise or settle all or a portion of the Indebtedness under the Senior Term Notes; (v) release any obligor from the Indebtedness under the Senior Term Notes except in connection with full payment and satisfaction of all Indebtedness under the Senior Term Notes; (vi) amend the definition of Required Purchasers, or (vii) amend this Section 10.2 and (b) unless also signed by the Agent, no amendment, waiver or consent shall affect the rights or duties of the Agent under this Agreement or any other Transaction Document.

10.3       No Implied Waivers; Cumulative Remedies; Writing Required.  No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.  The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that Agent or the Purchasers or any holder of Senior Term Notes would otherwise have.  Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing, satisfy the conditions set forth in Section 9.11 and shall be effective only to the extent in such writing specifically set forth.

10.4       Reimbursement of Expenses.  The Loan Parties agree to pay or reimburse Agent and the Purchasers upon demand for all reasonable fees and expenses incurred or payable by Agent or the Purchasers (including, without limitation, reasonable fees and expenses of special counsel for Agent or any Purchaser and charges for services performed for the Purchasers by Agents’ internal auditing staff), from time to time (i) up to a mutually agreed amount, arising in connection with the negotiation, preparation and execution of this Agreement, the Senior Term Notes, the other Transaction Documents and all other instruments and documents to be delivered hereunder or thereunder or arising in connection with the transactions contemplated hereunder or thereunder (whether such fees and expenses are invoiced at or after the Closing), (ii) relating to the administration of this Agreement and the Transaction Documents, including any amendments, waivers or consents pursuant to the provisions hereof or thereof, and (iii) arising in connection with the enforcement of this Agreement or any Security Document, or collection of any Senior Term Note.

10.5       Holidays.  Whenever any payment or action to be made or taken hereunder or under the Senior Term Notes shall be stated to be due on a day that is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

10.6       Notices.  All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopy, but in such case, a confirming copy will be sent by another permitted means) and mailed via certified mail, telecopied or delivered by guaranteed overnight parcel express service or courier to the respective parties, as follows:

to the Loan Parties:	Rocky Brands, Inc.
39 East Canal Street
Nelsonville, Ohio  45764
Attn:       James E. McDonald
Chief Financial Officer
Telecopier:  740-753-4024

with a copy to:	Porter, Wright, Morris & Arthur LLP
41 South High Street
Columbus, Ohio  43215
Attn:      Timothy E. Grady, Esq.
Telecopier:  (614) 227-2100

to Agent:
Laminar Direct Capital L.P.
3 Bethesda Metro Center
Suite 1450
Bethesda, MD  20814
Attn:      Dean D'Angelo
Telecopier:  (301) 634-3051

with a copy to:	D. E. Shaw & Co., L.P.
120 West 45th Street, 39th Floor
New York, New York  10036
Attn:      Hilda Blair.
Telecopier:  (212) 478-0100

with a copy to:	Moore & Van Allen PLLC
100 North Tryon Street, 47th Floor
Charlotte, NC 28202
Attn:       C. Wayne McKinzie, Esq.
Telecopier:  (704) 378-2061

to the Purchasers:	As set forth on Annex A

or in accordance with any subsequent written direction from the recipient party to the sending party.  All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by courier or overnight parcel express service; in the case of certified mail, three (3) Business Days after the date sent; or in the case of telecopy, when received.

10.7       Survival.  All representations, warranties, covenants and agreements of the Loan Parties contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement and the purchase of the Senior Term Notes and shall continue in full force and effect so long as any Senior Term Note is outstanding and until payment in full of all of the Loan Parties’ obligations hereunder or thereunder.  All obligations relating to indemnification hereunder shall survive any termination of this Agreement and shall continue for the length of any applicable statute of limitations.

10.8       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

10.9       Jurisdiction, Consent to Service of Process.

(a)           EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR TERM NOTES OR ANY OTHER TRANSACTION DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT AND THE PURCHASERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE SENIOR TERM NOTES OR ANY OTHER TRANSACTION DOCUMENT AGAINST THE LOAN PARTIES OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT THEY MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR TERM NOTES OR ANY OTHER TRANSACTION DOCUMENT IN ANY OHIO STATE OR FEDERAL COURT.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)           EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.6 HEREOF.  NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

10.10     Jury Trial Waiver.  EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

10.11     Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

10.12     Headings.  Article, section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

10.13     Indemnity.  The Loan Parties, jointly and severally, hereby agree to indemnify, defend and hold harmless Agent and the Purchasers and their officers, directors, employees, agents and representatives, and their respective successors and assigns in connection with any losses, claims, damages, liabilities and expenses, including reasonable attorneys’ fees, to which Agent or any Purchaser may become subject (other than as a result of the gross negligence or willful misconduct of any such Person), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or by reason of any investigation, litigation or other proceedings related to or resulting from any act of, or omission by, the Loan Parties or their Affiliates or any officer, director, employee, agent or representative of the Loan Parties or their Affiliates with respect to the Transactions, the Senior Term Notes, Charter Documents, the By-laws or any agreements entered into in connection with any such agreements, instruments or documents and to reimburse Agent and the Purchasers and each such Person and Affiliate, upon demand, for any legal or other expenses incurred in connection with investigating or defending any such loss, claim, damage, liability, expense or action.  To the extent that the foregoing undertakings may be unenforceable for any reason, the Loan Parties agree to make the maximum contribution to the payment and satisfaction of indemnified liabilities set forth in this Section 10.13 that is permissible under applicable Law.

10.14     Environmental Indemnity.  The Loan Parties, and their successors and assigns, hereby release and discharge, and agree to defend, indemnify and hold harmless, Agent, the Purchasers and their Affiliates (including their partners, subsidiaries, customers, guests, and invitees, and the successors and assigns of all of the foregoing, and their respective officers, employees and agents) from and against any and all Environmental Liabilities, (other than as a result of the gross negligence or willful misconduct of any such Person), whenever and by whomever asserted, to the extent that such Environmental Liabilities are based upon, or otherwise relate to:  (i) any Condition at any time in, at, on, under, a part of, involving or otherwise related to the Properties and Facilities (including any of the properties, materials, articles, products, or other things included in or otherwise a part of the Properties and Facilities); (ii) any action or failure to act of any Person, including any prior owner or operator of the Properties and Facilities (including any of the properties, materials, articles, products, or other things included in or otherwise a part of the Properties and Facilities), involving or otherwise related to the Properties and Facilities or operations of the Loan Parties; (iii) the Management of any Pollutant, material, article or product (including Management of any material, article or product containing a Pollutant) in any physical state and at any time, involving or otherwise related to the Properties and Facilities or any property covered by clause (iv) (including Management either from the Properties and Facilities or from any property covered by clause (iv), and Management to, at, involving or otherwise related to the Properties and Facilities or any property covered by clause (iv)); (iv) Conditions, and actions or failures to act, in, at, on, under, a part of, involving or otherwise related to any property other than the Properties and Facilities, which property was, at or prior to the Closing Date, (I) acquired, held, sold, owned, operated, leased, managed, or divested by, or otherwise associated with, (A) the Loan Parties or any of their Subsidiaries, (B) any of the Loan Parties’ Affiliates, or (C) any predecessor or successor organization of those identified in (A) or (B); or (II) engaged in any tolling, contract manufacturing or processing, or other similar activities for, with, or on behalf of the Loan Parties; (v) any violation of or noncompliance with or the assertion of any Lien under the Environmental Laws, (vi) the presence of any toxic or hazardous substances, wastes or contaminants on, at or from the past and present properties and facilities, including, without limitation, human exposure thereto; (vii) any spill, release, discharge or emission affecting the past and present properties and facilities, whether or not the same originates or emanates from such properties and facilities or any contiguous real estate, including, without limitation, any loss of value of such properties and facilities as a result thereof; or (viii) a misrepresentation in any representation or warranty or breach of or failure to perform any covenant in respect of Environmental Law made by the Loan Parties in this Agreement.  This indemnity and agreement to defend and hold harmless shall survive any termination or satisfaction of the Senior Term Notes or the sale, assignment or foreclosure thereof or the sale, transfer or conveyance of all or part of the past and present Properties and Facilities or any other circumstances that might otherwise constitute a legal or equitable release or discharge, in whole or in part, of the Loan Parties under the Senior Term Notes.

10.15     Counterparts.  This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

10.16     Integration.  This Agreement and the other Transaction Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters.  No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

10.17     Intercreditor.  The obligations evidenced hereby are subject to that certain Intercreditor Agreement (as amended or otherwise modified from time to time in accordance with its terms, or as replaced with the prior written agreement of the Loan Parties, Agent, the Required Purchasers, and the agent then appointed under the GMAC Credit Agreement, the “Intercreditor Agreement”), with respect  to the indebtedness and, other liabilities owed by the Loan Parties under and pursuant to the GMAC Credit Agreement and each related GMAC Credit Document, and the Purchasers and Agent, by their acceptance hereof, acknowledge and agree to be bound by the provisions of the Intercreditor Agreement.

10.18     Confidentiality.  Agent and each Purchaser agree to exercise their best efforts to keep confidential any non-public information delivered pursuant to the Transaction Documents and identified as such by any Loan Party and not to disclose such information to Persons other than to: (a) to any actual or prospective transferee (who agrees to treat such information as confidential) of a Senior Term Note, (b) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (c) upon the request or demand of any Governmental Authority, (d) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any applicable Law or rules of any stock exchanges, (e) that has been publicly disclosed, (f) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Purchaser’s investment portfolio in connection with ratings issued with respect to such Purchaser, (g) in connection with the exercise of any remedy hereunder or under any other Transaction Document, (h) to an investor or prospective investor in a Securitization that agrees that its access to information regarding the Loan Parties and the Senior Term Notes and Transaction Documents is solely for purposes of evaluating an investment in such Securitization and who agrees to treat such information as confidential, (i) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in a Securitization in connection with the administration, servicing and reporting on the assets serving as collateral for a Securitization, (j) to a nationally recognized rating agency that requires access to information regarding the Loan Parties and the Senior Term Notes and Transaction Documents in connection with ratings issued with respect to a Securitization and (k) to a Purchaser’s lender or other financing source (who agrees to treat such information as confidential) that requires access to information regarding the Loan Parties and the Senior Term Notes and Transaction Documents in connection with providing financing to such Purchaser.  The obligations of Agent and Purchasers under this Section 10.18 shall supersede and replace the obligations of Agent and Purchasers under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Purchaser prior to the date hereof.  In no event shall Agent or any Purchaser be obligated or required to return any materials furnished by Loan Parties; provided, however, each potential assignee or participant shall be required to agree that if it does not become an assignee (or participant) it shall return all materials furnished to it by Loan Parties in connection herewith.

For purposes of this Section 10.18, “Securitization” means a public or private offering by a Purchaser or any of its direct or indirect Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the loans evidenced by the Senior Term Notes.

*          *          *

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LOAN PARTIES:

ROCKY BRANDS, INC.,
LIFESTYLE FOOTWEAR, INC.,
ROCKY BRANDS WHOLESALE LLC, and
ROCKY BRANDS RETAIL LLC

By:	/s/ James E. McDonald
Name: James E. McDonald
Title: Executive Vice President, Chief
Financial Officer and Treasurer of each of
the foregoing Loan Parties

PURCHASER:

LAMINAR DIRECT CAPITAL L.P.

By:	/s/ Robert J. Ladd
Name: Robert J. Ladd
Title: Authorized Signatory

PURCHASER:

WHITEBOX HEDGED HIGH YIELD PARTNERS, LP

By:	/s/ Jonathon Wood
Name: Jonathon Wood
Title: Director -CFO

PURCHASER:

GPC LIX, L.L.C.

By:	/s/ Jonathon Wood
Name: Jonathon Wood
Title: Director -CFO

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

AGENT:

LAMINAR DIRECT CAPITAL L.P., as Agent

By:	/s/ Robert J. Ladd
Name: Robert J. Ladd
Title: Authorized Signatory

ANNEX

Annex A	Information Relating to the Purchasers
Annex B	Allocation of Senior Term Notes among the Purchasers

SCHEDULES

“Organizational Schedule”	Section 5.1(a)
“Capitalization Schedule”	Section 5.1(d)
“Subsidiary Schedule”	Section 5.1(e)
“Litigation Schedule”	Section 5.1(j)
“Environmental Schedule”	Section 5.1(l)
“Properties Schedule”	Section 5.1(q)
“Intellectual Property Schedule”	Section 5.1(r)
“Side Agreements Schedule”	Section 5.1(u)
“Material Contracts Schedule”	Section 5.1(w)
“Current Business Practices Schedule”	Section 5.1(z)
“Permitted Indebtedness Schedule”	Section 7.2(a)
“Permitted Encumbrances Schedule”	Section 7.2(b)

EXHIBITS

EXHIBIT A	Form of Senior Term Note
EXHIBIT B	Form of Security Agreement
EXHIBIT C	Form of Intellectual Property Agreements
EXHIBIT D	Form of Pledge Assignment
EXHIBIT E	Form of Compliance Certificate

2

ANNEX A
INFORMATION RELATING TO THE PURCHASERS

Name and Address
of Initial Purchaser

LAMINAR DIRECT CAPITAL L.P.

(1)           All payments:

If by wire:

Bank:  HSBC Bank
ABA#: 021001088
Credit:  Laminar Direct Capital L.P.
Account #:
Ref:  Rocky Brands, Inc.

If by mail:

Laminar Direct Capital L.P.
10000 Memorial Drive, Suite 500
Houston, Texas  77024
Attention:             Debbie Blank
Facsimile:             (703) 292-5454

If by overnight parcel service
(e.g., FedEx, UPS, etc):

Laminar Direct Capital L.P.
10000 Memorial Drive, Suite 500
Houston, Texas  77024
Attention:             Debbie Blank
Facsimile:             (703) 292-5454

with sufficient information
to identify the source and
application of such funds.

** All checks should be made payable to “Laminar Direct Capital L.P.”

3

(2)           All notices of payments and
written confirmations of
such wire transfers:

Laminar Direct Capital L.P.
10000 Memorial Drive, Suite 500
Houston, Texas  77024
Attention:            Debbie Blank
Facsimile:            (703) 292-5454

(3)          All other communications:

Laminar Direct Capital L.P.
3 Bethesda Metro Center
Suite 1450
Bethesda, MD 20
Attn:  Dean D’Angelo
Facsimile:  (301) 634-3051

with a copy to:

D. E. Shaw & Co., L.P.
120 West 45th Street, 39th Floor
New York, New York 10036
Attn:      Hilda Blair.
Facsimile:  (212) 478-0100

with a copy to:

Moore & Van Allen PLLC
100 North Tryon Street, 47th Floor
Charlotte, NC 28202
Attn:        C. Wayne McKinzie, Esq.:
Facsimile:  (704) 378-2061

4

Whitebox Hedged High Yield Partners, LP
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN 55416

(1)          All payments:

If by wire:

Bank:  Wells Fargo Bank N.A.
ABA#: 121000248
Account Name:  Whitebox Hedged High Yield Partners, LP
Account #:
Reference Rocky Brands

If by mail:

Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416

Attn: Barb Reller
Telephone: 612-253-6014
Facsimile:  612-253-6114

If by overnight parcel service
(e.g., FedEx, UPS, etc):

Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416

Attn: Barb Reller
Telephone: 612-253-6014
Facsimile:  612-253-6114

with sufficient information
to identify the source and
application of such funds.

** All checks should be made payable to “Whitebox Hedged High Yield Partners, LP”

(2)          All notices of payments and
written confirmations of
such wire transfers:

Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416

Attn: Barb Reller
Telephone: 612-253-6014
Facsimile:  612-253-6114

(3)          All other communications:
Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN 55416
Attn:  Nick Swenson
Facsimile:  (612) 253-6100

with a copy to:
Faegre & Benson, LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Attn:        Daniel J. Amen, Esq.
Facsimile:  (612) 766-1600

2

GPC LIX, L.L.C.
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN 55416

(1)          All payments:

If by wire:

Bank:  Bank of America, NA
ABA#: 026009593
Account Name:  Bank of America Securities LLC
Account #:
FFC: GPC LIX, L.L.C.
FFC A/C#: 118-02069
Reference: Rocky Brands

If by mail:

GPC LIX, L.L.C.
C/O Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416

Attn: Barb Reller
Telephone: 612-253-6014
Facsimile:  612-253-6114

If by overnight parcel service
(e.g., FedEx, UPS, etc):

GPC LIX, L.L.C.
C/O Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416
Attn: Barb Reller
Telephone: 612-253-6014
Facsimile:  612-253-6114

with sufficient information
to identify the source and
application of such funds.

** All check should be made payable to “GPC LIX, L.L.C.”

3

(2)          All notices of payments and
written confirmations of
such wire transfers:

Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN  55416

Attn: Barb Reller
Telephone: 612-253-6014
Facsimile:  612-253-6114

(3)          All other communications:
Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN 55416
Attn:  Nick Swenson
Facsimile:  (612) 253-6100

with a copy to:
Faegre & Benson, LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Attn:        Daniel J. Amen, Esq.
Facsimile:  (612) 766-1600

4

ANNEX B
ALLOCATION OF SENIOR TERM NOTES AMONG PURCHASERS

Senior Term Notes	Allocation	Percentage
Purchaser: Laminar Direct Capital L.P.	$20,000,000	50.00%

Purchaser: Whitebox Hedged High Yield Partners, LP	$17,500,000	43.75%

Purchaser: GPC LIX, L.L.C.	$2,500,000	6.25%

5

SCHEDULES

6

EXHIBITS

7

FINAL

SCHEDULES TO NOTE PURCHASE AGREEMENT

Dated as of May 25, 2007

Introduction:

For purposes of this introduction, the term “Schedules” shall include the following:

Schedule 5.1(a) Organizational Schedule
Schedule 5.1(d) Capitalization Schedule
Schedule 5.1(e) Subsidiary Schedule
Schedule 5.1(j) Litigation Schedule
Schedule 5.1(l) Environmental Schedule
Schedule 5.1(q) Properties Schedule
Schedule 5.1(r) Intellectual Property Schedule
Schedule 5.1(u) Side Agreements Schedule
Schedule 5.1(w) Material Contracts Schedule
Schedule 5.1(z) Current Business Practices Schedule
Schedule 7.2(a) Permitted Indebtedness Schedule
Schedule 7.2(b) Permitted Encumbrances Schedule

Unless otherwise defined in these Schedules, all capitalized terms used herein shall have the meanings ascribed to them in the Note Purchase Agreement between and among Laminar Direct Capital L.P., as Agent, the note purchasers that are now and hereafter at any time become parties thereto, as Purchasers, and Rocky Brands, Inc. and the other parties identified on the signature pages thereto, as Loan Parties, dated May 25, 2007 (the “Agreement”).

The headings contained in these Schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement or these Schedules.

SCHEDULE 5.1(a)

Organizational Schedule

Name	Principal Place of Business	Qualified to do Business	Subsidiaries
Rocky Brands, Inc., an Ohio corporation	39 East Canal Street Nelsonville, OH 45764	OH, VA and WV	Lifestyle Footwear, Inc. Rocky Brands Wholesale LLC Five Star Enterprises Ltd. Rocky Canada, Inc. Rocky Brands Retail LLC EJ Asia Limited (99.99% ownership)

Lifestyle Footwear, Inc., a Delaware corporation	Road 125 KM 3.8 BO Pueblo Industrial Park Moca, PR 00676-0728	DE and Puerto Rico	None

Rocky Brands Wholesale LLC, a Delaware limited liability company	39 East Canal Street Nelsonville, OH 45764	DE, GA, TN, NY, OH, WV, and LA	None

Rocky Brands Retail LLC, a Delaware limited liability company	39 East Canal Street Nelsonville, OH 45764	DE, KY, OH, NY, CA, MO, MI, NH, KS, SC, GA, PA, NC, LA, CO, IN, TX, TN, HI, WI, IL, FL, MN, VA, and WV	None

SCHEDULE 5.1(d)

Capitalization Schedule

ROCKY BRANDS, INC. (formerly Rocky Shoes & Boots, Inc.)

Authorized:
1.	250,000,000 shares of common stock, without par value
2.	250,000 shares of voting preferred stock, without par value
3.	250,000 shares of non-voting preferred stock, without par value, consisting of:
a.	125,000 shares of Series A Non-Voting Convertible Preferred Stock
b.	125,000 shares of Series B Junior Participating Cumulative Preferred Stock

Issued and Outstanding:  only common

Rocky has stock options issued and outstanding under:
1.	1992 Stock Option Plan
2.	1995 Amended and Restated Stock Option Plan
3.	2004 Stock Incentive Plan

As of September 30, 2006, 543,276 shares are issued and outstanding pursuant to option plans.

LIFESTYLE FOOTWEAR, INC.

Authorized:  3,000 shares of common stock, without par value
Issued and Outstanding:  2,000 shares to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Replacement Certificate No. 3.

ROCKY CANADA, INC.

Authorized:  an unlimited number of common shares
Issued and Outstanding:  100 shares to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Certificate No. 2 for 65 shares and Certificate No. 3 for 35 shares

FIVE STAR ENTERPRISES LTD.

Authorized:  900,000 shares of common stock, valued at One United States Dollar each
Issued and Outstanding:  5,000 shares to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Replacement Certificate No. 6

EJ ASIA LIMITED (Pending Dissolution)

Authorized:  10,000 ordinary shares
Issued and Outstanding:  9,999 shares constituting 99.99% of the equity interests to  Rocky Brands, Inc.  successor by merger to EJ Footwear LLC, Certificate No. 3 and 1 share constituting .01% of the equity interest to Douglas Bedell Brown, Certificate No. 4

ROCKY BRANDS WHOLESALE LLC (formerly Georgia Boot LLC prior to merger of Georgia Boot Properties LLC, Durango Boot Company LLC, and Northlake Boot Company LLC with and into Georgia Boot LLC, with name change to Rocky Brands Wholesale LLC)

Authorized:  100 Class A Common Units
Issued and Outstanding:  100 Class A Common Units to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Certificate No. 2

ROCKY BRANDS RETAIL LLC (formerly Lehigh Safety Shoe Co. LLC prior to mergers of Lehigh Safety Shoe Properties LLC with and into Lehigh Safety Shoe Co. LLC and HM Lehigh Safety Shoe Co. LLC with and into Lehigh Safety Shoe Co. LLC, with name change to Rocky Brands Retail LLC)

Authorized:  100 Class A Common Units
Issued and Outstanding:  100 Class A Common Units to Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.), Certificate No. 1

SCHEDULE 5.1(e)

Subsidiary Schedule

See Schedule 5.1(a)

SCHEDULE 5.1(j)

Litigation Schedule

None

SCHEDULE 5.1(l)

Environmental Schedule

None

SCHEDULE 5.1(q)

Properties Schedule

A.          Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.)

1.           Owned Real Property

39 East Canal Street
Nelsonville, OH  45764
(mortgaged to General Electric Capital Business Asset Funding Corporation)

29 Fayette St.
Nelsonville, OH 45764

2.           Leased Real Property – None

B.           Lifestyle Footwear, Inc.

1.           Owned Real Property – None

2.           Leased Real Property

Road 125 KM 3.8 BO Pueblo Industrial Park
Moca, PR  00676-0728

C.           Rocky Brands Wholesale LLC (formerly Georgia Boot LLC)

1.           Owned Real Property

37601 Rocky Boots Way
Logan, OH  43138

2.           Leased Real Property

235 Noah Drive
Franklin, TN 37064
Office

Denver Merchandise Mart
451 East 58th Street
Showrooms 3529 & 4435
Denver, CO  80216

D.           Rocky Brands Retail LLC (formerly Lehigh Safety Shoe Co. LLC)

1.           Owned Real Property

45 East Canal Street
Nelsonville, OH 45764

901 Franklin Street E
Endicott, NY 13761

2.           Leased Real Property

120 Plaza Dr.
Vestal, NY
Office

12545 Laramie Avenue, Unit 11-B
Alsip, IL  60803

9038 N. IH-35, Suite A
Austin, TX  78753

5001 West 161st Street
Cleveland, OH  44142

Unit E, 400 Northeast Dr.
Columbia, SC  29203

7250 Bandini Blvd., Unit 102
Commerce, CA  90040

4413 Empire Way
Westland Industrial Park
Lansing, MI  48917

3890 Kipling, Unit K
Wheat Ridge, CO  80033

2945 S. Miami Blvd., Suite 120
Durham, NC  27703

Powerline Business Center
5601 N.W. 9th Avenue
Suite 103
Fort Lauderdale, FL  33309

284 South Colony Rd.
Route #5
Wallingford, CT  06492

1130 N. Nimitz  Highway, Suite A-122
Honolulu, HI  96817

5545 West Raymond Street, Suite C
Indianapolis, IN  46241

3103 Fern Valley Rd., Suite 103
Louisville, KY 40213

2885 Business Park Drive
Airport Business Park
Building E
Memphis, TN 38118

2415 Monroe Road
DePere, WI  54115

4250 44th Avenue, Suite 2
Moline, IL  61265

Three  Progress Avenue
Nashua, NH 03062

1412 Antioch Pike, Suite 101
Antioch, TN  37211

5610 Jefferson Highway, C-1
New Orleans, LA 70123

5952 Peachtree Industrial Blvd.
Suite 17
Norcross, GA  30071

7685 Currency Drive
Sand Lake Service Center 2
Orlando, FL  32809

4735 Campbell's Run Road, Space A
Pittsburgh, PA  15205

1331 West 3300 South
Salt Lake City, UT 84119

1510 Montague Expressway
San Jose, CA  95131

Carr 887 km. 0.6 Victoria Industrial Park
Carolina Commercial Park, Puerto Rico 00987

10 Saratoga Avenue
South Glen Falls, NY  12803

13609 Lakefront Drive
Earth City, MO  63045

445 Etna Street, Suite 56
St. Paul, MN  55106

6103 E. Malloy Rd.
E. Syracuse, NY  13057

Corporex Plaza
3904 Corporex Park Drive
Suite 100A
Tampa, FL  33619

1927 S. West Street, Suite B
Wichita, KS  67213

34-23 38th Street
Long Island City, NY  11101

47 Bridge Street
Corning, NY  14830

Commercial Center
2229 E. Division
Arlington, TX  76011

1707 Center Street
Deer Park, TX  77536

3240 Peach Orchard Rd., Suite 6
Augusta, GA  30906

703 E. Ordnance Road, Suite 610
Baltimore, MD  21226

Carr #2, KM 57.5
Barceloneta, PR  00617

Carr 887 Km 0.6, Bo Martin Gonzalez
Carolina, PR  00987

142 State Rd., #189 KM 2.2
Caguas, PR  00726

1625 Walden Ave.
Cheektowaga, NY  14225

131 Harbison Blvd.
Columbia, SC  29212

2914 E. Yandell, Suite 1
El Paso, TX  79903

4380 S. Noland Road
Independence, MO  64055

2224 Paradise Road’
Las Vegas, NV  89102

Rd. # 2 km 44.7
Bo Cantera #43 STE
Manati, PR  00674

2737 W. McDowell Road
Phoenix, AZ  85009

2341 Avenida Las Americas, Ste 103
Ponce, PR  00717

3247 NW 29th Ave.
Portland, OR  97210

SCHEDULE 5.1(r)

Intellectual Property Schedule

ROCKY BRANDS, INC.
FEDERAL TRADEMARK APPLICATIONS AND REGISTRATIONS

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

ADVANTA-FLEX	Ser. No. 76/435112 Reg. No. 2783005	Filed 7/29/02 Reg 11/11/03	Assigned to GMAC Commercial Finance LLC 2/2/05

ALPHAFORCE	Ser. No. 78/098664 Reg. No. 2766744	Filed 12/17/01 Reg. 9/23/03

AOG	Serial No. 75/010045 Reg. No. 2166173	Filed 10/24/95 Reg. 6/16/98	Assigned to GMAC Commercial Finance LLC 2/2/05

ASTRO and Design	Ser. No. 72/301213 Reg. No. 862801	Filed 6/24/68 Reg 12/31/68	Assigned to GMAC Commercial Finance LLC 2/2/05

AQUA GUARD	Ser. No. 75/786424 Reg. No. 2538542	Filed 8/27/99 Reg. 2/12/02	Assigned to GMAC Commercial Finance LLC 2/2/05

BARCLAY (stylized)	Ser. No. 71/550334 Reg. No. 516495	Filed 2/21/48 Reg 10/18/49	Assigned to GMAC Commercial Finance LLC 2/2/05

BEACON STRATEGIC RESOURCING	Ser. No. 76/362852 Reg. No. 2759986	Filed 1/24/02 Reg 9/2/03	Assigned to GMAC Commercial Finance LLC 2/2/05

BEAR CLAW	Ser. No. 74/662553 Reg. No. 1974865	Filed 4/18/95 Reg. 5/21/96	Assigned to GMAC Commercial Finance LLC 2/2/05

BOOTS UNLIMITED	Ser. No. 76/203030 Reg. No. 2515098	Filed 1/31/01 Reg 12/4/01	Assigned to GMAC Commercial Finance LLC 2/2/05

CAMO-TEK	Ser. No. 75/603250 Reg. No. 2534492	Filed 12/10/98 Reg. 1/29/02	Assigned to GMAC Commercial Finance LLC 2/2/05

CHIEFTAN	Ser. No. 72/248946 Reg. No. 831865	Filed 6/27/66 Reg 7/11/67	Assigned to GMAC Commercial Finance LLC 2/2/05

CORNSTALKERS	Ser. No. 74/541038 Reg. No. 1897612	Filed 6/22/94 Reg. 6/6/95	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

DESIGN (Boot)	Ser. No. 78/520734 Reg. No. 3057432	Filed 11/22/04 Reg. 2/7/06

DURANGO MUSTANG	Ser. No. 77/054878	Filed 12/1/06

EJ and Design	Ser. No. 73/742972 Reg. No. 1530972	Filed 7/29/88 Reg 3/21/89	Assigned from Endicott Johnson Corporation 7/11/00

FARM MASTERS	Ser. No. 73/365988 Reg. No. 1250453	Filed 5/24/82 Reg 9/6/83	Assigned to GMAC Commercial Finance LLC 2/2/05

FIRSTMED	Ser. No. 76/109464 Reg. No. 2595571	Filed 8/15/00 Reg. 7/16/02	Assigned to GMAC Commercial Finance LLC 2/2/05

FLX-POINT	Ser. No. 76/470052 Reg. No. 2789949	Filed 11/25/02 Reg 12/2/03	Assigned to GMAC Commercial Finance LLC 2/2/05

FORMZ	Ser. No. 75/674579 Reg. No. 2466342	Filed 4/5/99 Reg. 7/3/01	Assigned to GMAC Commercial Finance LLC 2/2/05

G (Stylized)	Ser. No. 76/182533 Reg. No. 2967416	Filed 12/18/00 Reg. 7/12/05	Assigned to GMAC Commercial Finance LLC 2/2/05

GATES (Stylized)	Ser. No. 73/464729 Reg. No. 1319524	Filed 2/8/84 Reg. 2/12/85	Assigned to GMAC Commercial Finance LLC 2/2/05

GATES (stylized)	Ser. No. 76/186743 Reg. No. 2743239	Filed 12/27/00 Reg. 7/29/03	Assigned to GMAC Commercial Finance LLC 2/2/05

GATES GLOVES	Ser. No. 73/194276 Reg. No. 1174311	Filed 11/22/78 Reg 10/20/81	Assigned to GMAC Commercial Finance LLC 2/2/05

GATES LITE (stylized)	Ser. No. 73/606294 Reg. No. 1439249	Filed 6/25/86 Reg. 5/12/87	Assigned to GMAC Commercial Finance LLC 2/2/05

GATES ULTRA LITE (stylized)	Ser. No. 73/778191 Reg. No. 1558154	Filed 2/2/89 Reg. 9/26/89	Assigned to GMAC Commercial Finance LLC 2/2/05

INTER-FLEX	Ser. No. 78/655300	Filed 6/21/05

INTER FLX	Ser. No. 78/720437	Filed 9/26/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

LONGBEARD	Ser. No. 75/566549 Reg. No. 2515692	Filed 10/5/98 Reg. 12/4/01	Assigned to GMAC Commercial Finance LLC 2/2/05

LONGBEARD	Ser. No. 77/149,083	Filed 4/5/07

PARACORD (stylized)	Ser. No. 71/277699 Reg. No. 256338	Filed 1/8/29 Reg 5/14/29	Assigned to GMAC Commercial Finance LLC 2/2/05

PONDEROSA	Ser. No. 72/189568 Reg. No. 781810	Filed 3/25/64 Reg 12/15/64	Assigned to GMAC Commercial Finance LLC 2/2/05

PRO-HIKER	Ser. No. 78/471685	Filed 8/23/04	Assigned to GMAC Financial, LLC 2/2/05

PROHUNTER	Ser. No. 75/533954 Reg. No. 2820566	Filed 8/10/98 Reg. 3/9/04	Assigned to GMAC Commercial Finance LLC 2/2/05

PROHUNTER	Ser. No. 77/022459	Filed 10/17/06

ROCKY	Ser. No. 73/797529 Reg. No. 1577871	Filed 5/1/89 Reg. 1/16/90	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY and Design	Ser. No. 75/670045 Reg. No. 2538870	Filed 3/29/99 Reg. 2/19/02	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY and Design	Ser. No. 75/671246 Reg. No. 2538872	Filed 3/29/99 Reg. 2/19/02	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY and Design	Ser. No. 76/519218 Reg. No. 2898894	Filed 5/19/03 Reg. 11/2/04	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY 911 SERIES	Ser. No. 74/073129 Reg. No. 3132278	Filed 4/14/05 Reg. 8/22/06

ROCKY BOOTS and Design	Ser. No. 73/313429 Reg. No. 1313519	Filed 6/5/81 Reg. 1/8/85	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY and Design	Ser. No. 75/977717 Reg. No. 2200673	Filed 5/15/95 Reg. 10/27/98	Assigned to GMAC Business Credit, LLC 9/26/00

ROCKY ELMINATOR	Ser. No. 76/111663 Reg. No. 2587482	Filed 8/17/00 Reg. 7/2/02	Assigned to GMAC Commercial Finance LLC 2/2/05

S2V	Ser. No. 77/165283	Filed 4/25/07

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

SAWBLADE	Ser. No. 78/086747 Reg. No. 2730726	Filed 10/3/01 Reg. 6/24/03	Assigned to GMAC Commercial Finance LLC 2/2/05

SHARPS GUARD	Ser. No. 77/174116	Filed 5/7/07

SIGNATURE TOUR QUALITY FOOTWEAR and Design	Ser. No. 73/678670 Reg. No. 1504024	Filed 8/17/87 Reg 9/13/88	Assigned to GMAC Commercial Finance LLC 2/2/05

SILENTHUNTER	Ser. No. 78/135127 Reg. No. 2982826	Filed 6/12/02 Reg. 8/9/05	Assigned to GMAC Commercial Finance LLC 2/2/05

SILENTHUNTER	Ser. No. 75/566533 Reg. No. 2553070	Filed 10/5/98 Reg. 3/26/02	Assigned to GMAC Commercial Finance LLC 2/2/05

SILENTHUNTER SUEDE	Ser. No. 77/101504	Filed 2/7/07

SMART GLOVE BY GATES	Ser. No. 76/345733	Filed 12/4/01	Assigned to GMAC Commercial Finance LLC 2/2/05

SNOW STALKER	Ser. No. 74/663746 Reg. No. 1955171	Filed 4/20/95 Reg. 2/6/96	Assigned to GMAC Commercial Finance LLC 2/2/05

SPORTSET	Ser. No. 72/289087 Reg. No. 871822	Filed 1/18/68 Reg 6/24/69	Assigned to GMAC Commercial Finance LLC 2/2/05

STALKERS	Ser. No. 74/541039 Reg. No. 1975747	Filed 6/22/94 Reg. 5/28/96	Assigned to GMAC Commercial Finance LLC 2/2/05

TAC•TEAM	Ser. No. 75/565836 Reg. No. 2307328	Filed 10/6/98 Reg. 1/11/00	Assigned to GMAC Commercial Finance LLC 2/2/05

TECHNO-RIDE	Ser. No. 77/002482	Filed 9/19/06

TORQUE SUSPENSION SYSTEM	Ser. No. 76/478609 Reg. No. 2801594	Filed 12/27/02 Reg 12/30/03	Assigned to GMAC Commercial Finance LLC 2/2/05

TRAILBLADE	Ser. No. 78/720442	Filed 9/26/05

TRAIL KING	Ser. No. 72/306050 Reg. No. 873081	Filed 8/27/68 Reg 7/15/69	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

TRIAD (stylized)	Ser. No. 73/720906 Reg. No. 1537440	Filed 4/7/88 Reg. 5/2/89	Assigned to GMAC Commercial Finance LLC 2/2/05

ULTRA 900	Ser. No. 75/880873 Reg. No. 2398135	Filed 12/17/99 Reg. 10/24/00

WILD WOLF	Ser. No. 78/079724 Reg. No. 2642990	Filed 8/17/01 Reg. 10/29/02	Assigned to GMAC Commercial Finance LLC 2/2/05

WILD WOLF	Ser. No. 78/079843 Reg. No. 2760278	Filed 8/17/01 Reg. 9/2/03	Assigned to GMAC Commercial Finance LLC 2/2/05

WOODS N'WORK	Ser. No. 77/048951	Filed 11/21/06

WORKSMART	Ser. No. 77/030309	Filed 10/26/06

XSP	Ser. No. 78/647155	Filed 6/9/05

ROCKY BRANDS, INC. (formerly ROCKY SHOES & BOOTS, INC.)
FEDERAL PATENTS AND PATENT APPLICATIONS

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

WATERPROOF FOOTWEAR LINER AND METHOD OF MAKING THE SAME Inventors: Allen G. Sheets, Richard Finney				10/237001	9/6/02

FOOTWEAR SOLE WITH INTEGRAL DISPLAY ELEMENT Inventors: Mike Brooks, Allen G. Sheets	6539646	4/1/03	1/11/21	09/758583	1/11/01

WATERPROOF FOOTWEAR LINER AND METHOD OF MAKING SAME Inventors: Allen G. Sheets, Richard Finney	6446360	9/10/02	4/9/21	09/829422	4/9/01

PACK BOOT WITH RETRACTABLE CRAMPONS Inventor: Sang Rok Seo	6360455	3/26/02	5/12/20	09/569643	5/12/00

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

WATERPROOF BREATHABLE GLOVES Inventors: Chuck Dinatale	5682613	11/4/97	7/25/17	08/279958	7/25/94

SHOE SOLE (impact pod) Inventor: Mark Recchi	D507398S	7/19/05	7/19/19	29/205245	5/11/04

SHOE SOLE (retr) Inventor: Mark Recchi	D509346S	9/13/05	9/13/19	29/185759	7/1/03

SHOE SOLE (rk-v) Inventor: Mark Recchi	D507694S	7/26/05	7/26/19	29/185757	7/1/03

SHOE SOLE (ventor) Inventor: Mark Recchi	D498350	11/16/04	11/16/18	29/185801	7/1/03

SHOE SOLE (rkt) Inventor: Mark Recchi	D498042	11/9/04	11/9/18	29/185758	7/1/03

SHOE SOLE (rk-z) Inventor: Mark Recchi	D495476	9/7/04	9/7/18	29/193649	11/12/03

SHOE SOLE (rk/ac) Inventor: Mark Recchi	D489884	5/18/04	5/18/18	29/181678	5/14/03

SHOE SOLE (polar trac) Inventor: Mark Recchi	D489881	5/18/04	5/18/18	29/185794	7/1/03

SOLE SOLE (sawblade) Inventor: Mark Recchi	D478714	8/26/03	8/26/17	29/157533	3/21/02

SHOE SOLE Inventor: Mark Recchi	D474586	5/20/03	5/20/17	29/163315	7/2/02

SHOE SOLE (rkl outsole) Inventor: Mark Recchi	D471696	3/18/03	3/18/17	29/156225	2/26/02

SHOE SOLE (bobcat outsole) Inventors: Mark Recchi, Allen Sheets	D468517	1/14/03	1/14/17	29/156224	2/26/02

SHOE SOLE (knobby outsole) Inventors: Mark Recchi, Allen Sheets	D468081	1/7/03	1/7/17	29/156254	2/26/02

SHOE UPPER (7590) Inventors: Richard Finney	D467715	12/31/02	12/31/16	29/149427	10/10/01

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

SHOE SOLE Inventors: Jamie Zimmer, Allen Sheets	D448147	9/25/01	9/25/15	29/136811	2/7/01

BOOT UPPER WITH DETACHABLE HOLSTER Inventors: James R. Carey, Charles S. Brooks	D447619	9/11/01	9/11/15	29/130656	10/4/00

SHOE UPPER Inventors: Denis Norton, Diana A. Wurfbain	D424797	5/16/00	5/16/14	29/092425	8/19/98

SHOE UPPER Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D422783	4/18/00	4/18/14	29/098204	12/23/98

SHOE SOLE Inventors: Denis Norton, Diana A. Wurfbain	D412777	8/17/99	8/17/13	29/092423	8/19/98

SHOE UPPER Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D410141	5/25/99	5/25/13	29/080764	12/15/97

SHOE UPPER (7258) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D407198	3/30/99	3/30/13	29/080749	12/15/97

SHOE UPPER (7562) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D407197	3/30/99	3/30/13	29/077174	9/29/97

SHOE UPPER (911-139) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D407196	3/30/99	3/30/13	29/077173	9/29/97

SHOE SOLE (prohunter) Inventors: Denis Norton, Diana A. Wurfbain	D402798	12/22/98	12/22/12	29/084098	2/24/98

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

SHOE UPPER (844) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D402099	12/8/98	12/8/12	29/077188	9/29/97

SHOE SOLE (bear claw) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D401746	12/1/98	12/1/12	29/058393	8/14/96

SHOE UPPER (8444) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D401401	11/24/98	11/24/12	29/077641	9/29/97

SHOE UPPER (9163) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D401400	11/24/98	11/24/12	29/077187	9/29/97

SHOE UPPER (1761) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D400699	11/10/98	11/10/12	29/073407	7/8/97

SHOE SOLE (alpha) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D395742	7/7/98	7/7/12	29/054776	5/21/96

SHOE SOLE (tuff terrainer) Inventors: Diana A. Wurfbain, Theodore A. Kastner	D394542	5/26/98	5/26/12	29/054777	5/21/96

SHOE UPPER (winter trails nylon) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D386294	11/18/97	11/18/11	29/055442	6/4/96

SHOE UPPER (winter trails propex) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D386293	11/18/97	11/18/11	29/055441	6/4/96

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

SHOE UPPER (winter trails leather) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D386292	11/18/97	11/18/11	29/055440	6/4/96

SHOE UPPER (winter trails eco pile) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D385992	11/11/97	11/11/11	29/055444	6/4/96

SHOE UPPER (outback sizzler) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D385991	11/11/97	11/11/11	29/055443	6/4/96

SHOE UPPER (tuff terrainer) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D384195	9/30/97	9/30/11	29/054747	5/21/96

SHOE UPPER (tuff terrainer oxford) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380891	7/15/97	7/15/11	29/054739	5/21/96

SHOE UPPER (alpha boot) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380599	7/8/97	7/8/11	29/054748	5/21/96

SHOE UPPER (stalker expedition) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380598	7/8/97	7/8/11	29/054742	5/21/96

SHOE UPPER (prof demi boot) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380597	7/8/97	7/8/11	29/054740	5/21/96

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

SHOE UPPER (outback oxford) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D380596	7/8/97	7/8/11	29/054741	5/21/96

SHOE UPPER (snow stalker extreme) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D376684	12/24/96	12/24/10	29/035556	3/2/95

SHOE UPPER (snow stalker hunter) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D369019	4/23/96	4/23/10	29/035560	3/2/95

SHOE UPPER (winter trails) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D369018	4/23/96	4/23/10	29/035559	3/2/95

SHOE UPPER (snow stalker) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D368797	4/16/96	4/16/10	29/035563	3/2/95

SHOE UPPER (super stalker) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D368361	4/2/96	4/2/10	29/029890	10/18/94

SHOE UPPER (the brute) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D367354	2/27/96	2/27/10	29/031067	11/16/94

SHOE UPPER (outback khaki) Inventors: Mike Brooks, Edgar H. Simpson, Theodore A. Kastner, Diana A. Wurfbain	D367165	2/20/96	2/20/10	29/031068	11/16/94

ROCKY BRANDS, INC. (formerly ROCKY SHOES & BOOTS, INC.)
FEDERAL COPYRIGHT APPLICATIONS AND REGISTRATIONS

Title of Work	Reg. No.	Reg. Date	Comments

Rocky Ram	VA-810-954	8/26/96	Assigned to GMAC Commercial Finance LLC 2/2/05

Rocky Shoes & Boots Partnering for Wildlife Conservation	VA 1-239-611	7/28/03	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY BRANDS, INC. (formerly EJ FOOTWEAR LLC)
FEDERAL PATENTS AND PATENT APPLICATIONS

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

OUTSOLE Inventor: Jeffrey Raymond Rake	D447856	9/18/01	9/18/15	29/135982	1/22/01

ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FEDERAL TRADEMARK APPLICATIONS AND REGISTRATIONS

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

ARCTIC TOE	Ser. No. 76/212102 Reg. No. 2664307	Filed 2/20/01 Reg 12/17/02	Assigned to GMAC Commercial Finance LLC 2/2/05

BARNSTORMERS and Design	Ser. No. 75/605525 Reg. No. 2421991	Filed 12/7/98 Reg 1/16/01	Assigned to GMAC Commercial Finance LLC 2/2/05

CLIMATRAC	Ser. No. 76/579105 Reg. No. 2978004	Filed 3/4/04 Reg. 7/26/05	Assigned to GMAC Commercial Finance LLC 2/2/05

COMFORT CORE	Ser. No. 74/175689 Reg. No. 1689129	Filed 6/13/91 Reg 5/26/92	Assigned to GMAC Commercial Finance LLC 2/2/05

CONSTRUX	Ser. No. 76/606797	Filed 8/10/04	Assigned to GMAC Commercial Finance LLC 2/2/05

D.TECH (stylized)	Ser. No. 75/544917 Reg. No. 2288942	Filed 8/31/98 Reg 10/26/99	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

DURANGO	Ser. No. 72/198549 Reg. No. 790751	Filed 7/27/64 Reg 6/8/65	Assigned to GMAC Commercial Finance LLC 2/2/05

DURANGO and Design	Ser. No. 75/084007 Reg. No. 2304436	Filed 4/4/96 Reg 12/28/99	Assigned to GMAC Commercial Finance LLC 2/2/05

DURANGO	Ser. No. 75/712688 Reg. No. 2562205	Filed 5/24/99 Reg 4/16/02	Assigned from Georgia Boot Inc. 8/30/00

DURANGO and Design	Ser. No. 75/912800 Reg. No. 2660084	Filed 2/8/00 Reg 12/10/02	Assigned to GMAC Commercial Finance LLC 2/2/05

DURANGO and Design	Ser. No. 76/635030	Filed 4/4/05

FARM & RANCH	Ser. No. 74/294738 Reg. No. 1758465	Filed 7/16/92 Reg 3/16/93	Assigned to GMAC Commercial Finance LLC 2/2/05

FIELD LITE	Ser. No. 76/635028 Reg. No. 3133612	Filed 4/4/05 Reg. 8/22/06

G and Design	Ser. No. 77/149076	Filed 4/5/07

GEORGIA BOOT	Ser. No. 73/420215 Reg. No. 1333323	Filed 4/5/83 Reg 4/30/85	Assigned to GMAC Commercial Finance LLC 2/2/05

GEORGIA GIANT	Ser. No. 76/581605 Reg. No. 3037187	Filed 3/17/04 Reg 1/3/06	Assigned to GMAC Commercial Finance LLC 2/2/05

GEORGIA WORKWEAR	Ser. No. 76/635029	Filed 4/4/05

MUD DOG and Design	Ser. No. 75/605540 Reg. No. 2421992	Filed 12/7/98 Reg 1/16/01	Assigned to GMAC Commercial Finance LLC 2/2/05

NORTHLAKE	Ser. No. 73/215438 Reg. No. 1154957	Filed 5/14/79 Reg 5/19/81	Assigned to GMAC Commercial Finance LLC 2/2/05

PROTECH (stylized)	Ser. No. 76/579106 Reg. No. 3052222	Filed 3/4/04 Reg. 1/31/06	Assigned to GMAC Commercial Finance LLC 2/2/05

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

SHADES OF THE OLD WEST	Ser. No. 74/294739 Reg. No. 1758466	Filed 7/16/92 Reg 3/16/93	Assigned to GMAC Commercial Finance LLC 2/2/05

SNAKE RIVER	Ser. No. 74/541041 Reg. No. 1919870	Filed 6/22/94 Reg 9/19/95	Assigned to GMAC Commercial Finance LLC 2/2/05

THE G LINE	Ser. No. 77/148522	Filed 4/4/07

X-10	Ser. No. 73/883183 Reg. No. 3215754	Filed 5/15/06 Reg 3/6/07

ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FOREIGN TRADEMARK REGISTRATIONS

COMFORT CORE - (Canada)

COMFORT CORE - (Taiwan)

DURANGO - (Japan)

DURANGO BOOT (Canada)

DURANGO - (France)

DURANGO - (Switzerland)

DURANGO - (Canada)

DURANGO - (CTM)

FARM & RANCH - (Australia)

GEORGIA BOOT - (Canada)

GEORGIA BOOT - (Italy)

GEORGIA BOOT and
Design (Large male character with
GEORGIA BOOT on the body) (Japan)

GEORGIA BOOT - (CTM)

MUD DOG - (Canada)
(Stylized)

NORTHLAKE - (Canada)

NORTHLAKE - (Great Britain)

NORTHLAKE - (Japan)

NORTHLAKE - (Spain)

NORTHLAKE - (Taiwan)

ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FEDERAL PATENTS AND PATENT APPLICATIONS

Title	Patent No.	Issue Date	Exp Date	App. No.	Filing Date

SAFETY SHOE Inventor: David Mitchell	6581304	6/24/03	12/29/19	09/474179	12/29/99

SHOE WITH INSOLE AS PART SOLE FILLER AND METHOD OF MAKING SAME Inventors: Sven E. Oberg, David P. Mitchell	6560901	5/13/03	5/13/20	08/332275	10/31/94

FOOTWEAR WITH MOLDED WEB PLATFORM FOR ATTACHING OUTSOLE Inventor: David Mitchell	6338205	1/15/02	12/29/19	09/474224	12/29/99

SHOE WITH INSOLE AS PART SOLE FILLER AND METHOD OF MAKING SAME Inventors: Sven E. Oberg, David P. Mitchell	6321464	11/27/01	11/27/18	08/463843	6/5/95

CUSHIONED FOOTWEAR AND APPARATUS FOR MAKING THE SAME Inventors: William C. Johnson, Jr., William G. Thomas	6145220	11/14/00	11/22/15	08/562009	11/22/95

METHOD FOR PRECISELY PERFORATING AN OPENING IN FOOTWEAR Inventors: Howard A. Hoffman; Ronald E. Pottorff; Lavert F. Sneed; William G. Thomas	5924345	7/20/99	8/14/16	08/696618	8/14/96

OUTSOLE Inventor: David Mitchell	D493952	8/10/04	8/10/18	29/164377	7/22/02

U.S. Patent Application No. 09/977463 (Boot with oversized toe box for thermal insulation)

U.S. Patent Application No. 10/799395 (Footwear with improved insole)

U.S. Design Patent Application No. 29/194,981 (Outsole)

ROCKY BRANDS WHOLESALE LLC (formerly GEORGIA BOOT LLC)
FOREIGN PATENTS

Canada Patent No. 2,188,847 (Cushioned footwear and apparatus for making the same )

Mexico Patent No. 204081 (Cushioned footwear and apparatus for making the same )

People’s Republic of China Patent No. ZL 96123386.9 (Cushioned footwear and apparatus for making the same )

Canada Patent No. 2,059,761 (Shoe with insole as part sole filler and method for making same)**

Mexico Patent No. 186564 (Shoe with insole as part sole filler and method for making same)**

People’s Republic of China Patent No.92100616 (Shoe with insole as part sole filler and method for making same)**

Taiwan Patent No. No. 056563 (Shoe with insole as part sole filler and method for making same)**

________________________________

**owned jointly with RoSearch, Inc.

ROCKY BRANDS RETAIL LLC (formerly LEHIGH SAFETY SHOE CO. LLC)
FEDERAL TRADEMARK APPLICATIONS AND REGISTRATIONS

Mark	Serial. No./Reg. No.	Filing Date/Reg. Date	Comments

FIT FOR SAFETY	Ser. No. 75/823689 Reg. No. 2628723	Filed 10/15/99 Reg 10/1/02	Assigned to GMAC Commercial Finance LLC 2/2/05

FIT FOR WORK	Ser. No. 75/823688 Reg. No. 2565788	Filed 10/15/99 Reg 4/30/02	Assigned to GMAC Commercial Finance LLC 2/2/05

L and Design	Ser. No. 76/610147 Reg. No. 3039424	Filed 9/1/04 Reg. 1/10/06	Assigned to GMAC Commercial Finance LLC 2/2/05

LEHIGH	Ser. No. 73/153033 Reg. No. 1103936	Filed 12/22/77 Reg 10/10/78	Assigned to GMAC Commercial Finance LLC 2/2/05

LEHIGH “FOOTSHIELDS” (stylized)	Ser. No. 72/023484 Reg. No. 658172	Filed 1/30/57 Reg 2/4/58	Assigned to GMAC Commercial Finance LLC 2/2/05

LOCKRIM	Ser. No. 72/178690 Reg. No. 783691	Filed 10/10/63 Reg 1/19/65	Assigned to GMAC Commercial Finance LLC 2/2/05

L.S.R. (stylized)	Ser. No. 75/339713 Reg. No. 2201252	Filed 7/24/97 Reg 11/3/98	Assigned to GMAC Commercial Finance LLC 2/2/05

MIRA-LUG	Ser. No. 73/220929 Reg. No. 1159250	Filed 6/25/79 Reg 6/30/81	Assigned to GMAC Commercial Finance LLC 2/2/05

NUGUARD75 (stylized)	Ser. No. 73/741631 Reg. No. 1530662	Filed 7/22/88 Reg 3/21/89	Assigned to GMAC Commercial Finance LLC 2/2/05

PROMISE PLUS	Ser. No. 75/668090 Reg. No. 2395071	Filed 3/25/99 Reg 10/17/00	Assigned from Lehigh Safety Shoe Co. 6/17/02

SLIP GRIPS	Ser. No. 76/489562 Reg. No. 2891737	Filed 2/14/03 Reg 10/5/04	Assigned to GMAC Commercial Finance LLC 2/2/05

SWAMPERS	Ser. No. 76/063389 Reg. No. 2579908	Filed 6/1/00 Reg 6/11/02	Assigned to GMAC Commercial Finance LLC 2/2/05

US 1 and Design	Ser. No. 76/259815 Reg. No. 2565267	Filed 5/18/01 Reg 4/30/02	Assigned to GMAC Commercial Finance LLC 2/2/05

ROCKY BRANDS RETAIL LLC (formerly LEHIGH SAFETY SHOE CO.  LLC)
FEDERAL PATENTS AND PATENT APPLICATIONS

U.S. Patent Application No. 09/875, 542 (Metatarsal Guard)

ROCKY BRANDS RETAIL LLC (formerly LEHIGH SAFETY SHOE CO. LLC)
FOREIGN TRADEMARK REGISTRATIONS

FIT FOR WORK - (Canada)

FIT FOR SAFETY - (Canada)

LEHIGH - (Japan)

PROMISE PLUS - (Canada)

________________________________

SCHEDULE 5.1(u)

Side Agreements Schedule

None

SCHEDULE 5.1(w)

Material Contracts Schedule

1.	Trademark License between W.L. Gore & Associates, Inc., W.L. Gore & Associates GmbH, Japan Gore-Tex, Inc. and Georgia Boot LLC dated May 20, 2002

2.	Trademark License Agreement between W. L. Gore & Associates, Inc., W. L. Gore & Associates GmbH, and Rocky Shoes & Boots, Inc. dated July 11, 2001

3.	Warehouse and Fulfillment Services Agreement among Kane Distribution, EJ Footwear, Lehigh Safety Shoe Co. LLC and Georgia Boot dated April 18, 2002, as amended

4.	Distributor Consignment Agreement between Lehigh Safety Supply Co. and Lehigh Safety Shoe Co. LLC dated July 1, 1978

5.	The Agreement, the Security Agreement and any other security documents in connection therewith and the GMAC Credit Agreement

6.	Lease Contract dated December 16, 1999, between Lifestyle Footwear, Inc. and The Puerto Rico Industrial Development Company

7.	Rocky Shoes & Boots, Inc. Retirement Plan for Non-Union Employees

8.
Employment Agreement, dated July 1, 1995, between Parent and Mike Brooks for executive officers (incorporated by reference to Exhibit 10.1 to the Parent’s Annual Report on Form 10-K for the fiscal year ended June 30, 1995 (the “1995 Form 10-K”))

9.
Promissory Note, dated December 30, 1999, in favor of General Electric Capital Business Asset Funding Corporation in the amount of $1,050,000 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 (the “June 30, 2000 Form 10-Q”))

10.
Promissory Note, dated January 31, 2000, in favor of General Electric Capital Business Asset Funding Corporation in the amount of $3,750,000 (incorporated by reference to Exhibit 10.3 to the June 30, 2000 Form 10-Q)

SCHEDULE 5.1(z)

Current Business Practices Schedule

None

SCHEDULE 7.2(a)

Permitted Indebtedness Schedule

1.	Rocky Brands, Inc. obligations to General Electric Capital Business Asset Funding Corporation:

a.	$1,050,000 promissory note dated December 30, 1999
b.	$3,750,000 promissory note dated January 28, 2000

2.	Letters of Credit

a.
Irrevocable Standby Letter of Credit.  Issuer:  Bank of America; Beneficiary: Pacific Employers Insurance Company; Workers Comp; Approximately $800,000; expired on  January 27, 2007,  subject to extension.

b.	Irrevocable Standby Letter of Credit issued September 15, 2001. Issuer: GMAC Business Credit; Beneficiary: Chase Equipment Leasing; $1,000,000;

3.	Capital Lease Obligations

None

4.	Dell Financial Services, L.P. revolving credit account for equipment purchases

5.	Androscoggin Savings Bank and Pamco Machine Company, Inc. for purchases of rebuilt equipment

SCHEDULE 7.2(b)

Permitted Encumbrances Schedule

A.	All Loan Parties

Liens on real estate in which a Loan Party is lessee

B.	Rocky Brands, Inc. (formerly Rocky Shoes & Boots, Inc.)

Secured Party	Collateral

GE Capital Business Asset Funding Corporation
Real Estate, fixtures and other property in connection with real properties in Athens County and Hocking County, Ohio, including without limitation that collateral further described in Financing Statement numbers AP0207801, AP0207802, AP0231440 filed with the Ohio Secretary of State, Financing Statement number 200000000069/200000000508 filed with the Hocking County, Ohio Recorder, Financing Statement numbers 20000000000-1/20000000000-2 and 20000000000-3 /20000000000-8 filed with the Athens County, Recorder, and in certain Open-End Mortgages, Security Agreements, Assignments of Rents and Leases and Fixture Filings in Hocking and Athens Counties.

Chase Equipment Leasing
Specific leased equipment, including without limitation warehouse storage units and other collateral further described in Financing Statement numbers AP0163529 and AP0196827 filed with the Ohio Secretary of State and Financing Statement number 199900000969/199900006769 filed with the Hocking County, Ohio Recorder.

GMAC Business Credit LLC	All business assets

American	Leased counter forming machine

Worthern Industries	Leased glue machines

W.L. Gore	Leased centrifugal testers ES & FS

Ascom Hasler	Mail Machine Lease

Xerox Capital Services LLC	DocuColor (2); D25OEF12 (2); WCP265 (3); WCP232 (5)

Dell Financial Services, L.P.	Computer Equipment and peripherals financed by secured party pursuant to a certain revolving credit account; proceeds

Androscoggin Savings Bank and Pamco Machine Company, Inc.	Inseam trimmer, side and heal seat laster, staple side laster and toe laster and proceeds

C.	Lifestyle Footwear, Inc.

None

D.	Rocky Brands, Inc. (formerly EJ Footwear LLC)

Secured Party	Collateral

Pitney Bowes Credit Corporation	Leased equipment further described in Financing Statement number 1995001177 filed in Broome County, NY

Ford Credit	Leased Ford Ranger truck, s/n 1FTYR44U74PA08512

ComSource	Leased computer equipment described in Financing Statement number U1 1999 000721 filed in Broome County, NY

DeLage Landen Financial Services, Inc.	Leased equipment

Bank of America	Cash Collateral to secure Bank of America letter of credit in favor of Blue Cross Blue Shield

Icon Financial	Canon Printers

E.	Rocky Brands Wholesale LLC (formerly Georgia Boot LLC)

Secured Party	Collateral

BSFS Equipment Leasing	Leased equipment under Lease #7119124, UCC file number 20888648 filed with the Delaware Secretary of State

Ascom Hasler Leasing	Leased postage meter and mail scale

Bell South	Leased telephone/MIS equipment

F.	Rocky Brands Retail LLC (formerly Lehigh Safety Shoe Co. LLC)

Secured Party	Collateral

Navistar Leasing Company Hardco Leasing Company, Inc.	Various leased motor vehicles

Key Equipment Finance	Various leased motor vehicles

EXHIBIT A

This Note is subject to the provisions of that certain Intercreditor Agreement (as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Intercreditor Agreement") dated as of May 25, 2007 among Laminar Direct Capital L.P., GMAC Commercial Finance LLC, Rocky Brands, Inc. and certain subsidiaries of Rocky Brands, Inc., and each holder of this Note, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS:

SECOND PRIORITY SENIOR SECURED NOTE DUE MAY 25, 2012
No.	May 25, 2007
$_,000,000

FOR VALUE RECEIVED, the undersigned, ROCKY BRANDS, INC., an Ohio corporation ("Parent"), LIFESTYLE FOOTWEAR, INC. ("Lifestyle"), ROCKY BRANDS WHOLESALE LLC ("Wholesale") and ROCKY BRANDS RETAIL LLC ("Retail", and together with Parent, Lifestyle and Wholesale, the "Loan Parties"), hereby jointly and severally promise to pay to _____________ , a __________ ("Lender") its successors and assigns (with Lender, the "Holder"), the principal sum of                            MILLION AND NO/100 DOLLARS ($_,000,000) (the "Principal Amount"), on the terms and conditions set forth in the Note Purcha.se Agreement dated as of May 25, 2007, as the same may be amended from time to time, between the Loan Parties, the Purchasers identified on Annex A thereto (the "Purchasers"), and Lender, as Agent for the benefit of the Purchasers (the "Purchase Agreement").

Payments of principal of interest on and any premium with respect to this Senior Term Note (as defined below) are to be made in lawful money of the United States of America by check mailed and addressed to the registered Holder hereof at the address shown in the register maintained by the Loan Parties for such purpose, or, at the option of the Holder, in such manner and at such other place in the Unitedi States of America as the Holder hereof shall have designated to the Loan Parties in writing.

Notwithstanding any provision to the contrary in this Senior Term Note, the Purchase Agreement or any other agreement, the Loan Parties shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term Note is one of a series of SECOND PRIORITY SENIOR SECURED NOTES Due May 25, 2012 (herein called the "Senior Term Notes") issued pursuant to the Purchase Agreement and is entitled to the benefits thereof. All terms used herein shall have the meanings ascribed to them in the Purchase Agreement. Each Holder of this Senior Term Note, by its acceptance hereof, will be deemed to have agreed to the provisions set forth in Article 6 of the Purchase Agreement.

This Senior Term Note is transferable only by surrender hereof in accordance with Article 6 of the Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder of this Senior Term Note.

This Senior Term Note is also subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Purchase Agreement, but not otherwise.

If an Event of Default as defined in the Purchase Agreement occurs and is continuing, the unpaid principal of this Senior Term Note may be declared or otherwise become due and payable in the manner, at the price, and with the effect provided in the Purchase Agreement.

Payments of principal and interest with respect to this Senior Term Note are secured pursuant to the terms of the Security Documents (as defined in the Purchase Agreement).

Time is of the essence of this Senior Term Note. To the fullest extent permitted by applicable law, each of the Loan Parties, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of maturity, notice of non-payment, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and any exemption, each in respect of this Senior Term Note.

In no event, whether by reason of acceleration of the maturity of the amounts due under the Senior Term Note or otherwise, shall interest and fees contracted for, charged, received, paid or agreed to be paid to Purchasers exceed the maximum amount permissible under applicable Law. If, from any circumstance whatsoever, interest and fees would otherwise be payable to the Agent or Purchasers in excess of the maximum amount permissible under applicable Law, the interest and fees shall be reduced to the maximum amount permitted under such Law. If from any circumstance, the Agent or Purchasers shall have received anything of value deemed interest by applicable Law in excess of the maximum lawful amount, an amount equal to any excess of interest shall be applied to the reduction of the principal amount of the Senior Term Notes, in such manner as may be determined by the Agent, and not to the payment of fees or interest, or if such excess interest exceeds the unpaid balance of the principal amount of the Senior Term Notes, such excess shall be refunded to the Loan Parties.

Whenever possible, each provision of this Senior Term Note shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Senior Term Note is held to be prohibited by or invalid under applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Senior Term Note.

This Senior Term Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.
* * *

IN WITNESS WHEREOF, the Loan Parties have caused this Senior Term Note to be executed and delivered by their respective duly authorized officer as of the day and year and at the place set forth above.

LOAN PARTIES:

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
ROCKY BRANDS WHOLESALE LLC ROCKY BRANDS RETAIL LLC

By:
	Name:	James E. McDonald
	Title:	Executive Vice President, Chief Financial Officer and Treasurer of each of the Loan Parties

EXHIBIT B

This Security Agreement is subject to the provisions of that certain Intercreditor Agreement (as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Intercreditor Agreement") dated as of May 25, 2007 among Laminar Direct Capital L.P., GMAC Commercial Finance LLC, Rocky Brands, Inc. and certain subsidiaries of Rocky Brands, Inc., and each party to this Security Agreement, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Security Agreement") is entered into as of May 25, 2007, by and among ROCKY BRANDS, INC., an Ohio corporation ("Parent"), LIFESTYLE FOOTWEAR, INC., a Delaware corporation ("Lifestyle"), ROCKY BRANDS WHOLESALE LLC, a Delaware limited liability company, ("Rocky Wholesale") and ROCKY BRANDS RETAIL LLC, a Delaware limited liability company ("Rocky Retail", and together with Parent, Lifestyle and Rocky Wholesale, the "Grantors", and each a "Grantor"), in favor Laminar Direct Capital L.P., a Delaware limited partnership, as the collateral agent (in such capacity "Agent") for the Purchasers identified in the Note Purchase Agreement (the "Purchase Agreement") among the Grantors, the Agent and the Purchasers party thereto dated of even date herewith (in such capacity, the "Secured Party").

RECITALS:

A.         Pursuant to the Purchase Agreement, the Loan Parties have issued to the Purchasers the Senior Secured Term Notes dated as of even date herewith in the aggregate principal amount of $40,000,000 (the "Senior Term Notes"). The purchase and sale of the Senior Term Notes is governed by the Purchase Agreement. Capitalized terms used herein without definition shall be defined in the manner set forth in the Purchase Agreement.

B.         In order to induce the Purchasers to accept the Senior Term Notes in accordance with the Purchase Agreement, and in consideration therefor, each Grantor has agreed to grant to the Secured Party, as agent for the Purchasers, a lien on and security interest in all of such Grantor's assets and properties, whether now or hereafter existing, owned or acquired, all pursuant to the terms of this Security Agreement in order to secure the "Obligations" (as defined below herein).

C.         It is a condition precedent to the acceptance of the Senior Term Notes by the Purchasers that each Grantor executes and delivers this Security Agreement.

NOW, THEREFORE, for and in consideration of the covenants and provisions set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

ARTICLE I

1.1            UCC Definitions. Terms used herein without definition that are defined in the Uniform Commercial Code as from time to time in effect in the State of New York (the "UCC") have the meanings given to them in the UCC, including the following terms:

Account
Certificated Security
Chattel Paper
Commercial Tort Claim
Deposit Account
Documents Equipment
General Intangible
Instrument
Inventory
Investment Property
Letter-of-Credit Right
Proceeds

1.2            Grant of Security Interest.

(a) As collateral security for the (i) the full, prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of (A) the principal and interest (including, without limitation, the interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Senior Term Notes, and (B) all other monetary obligations of the Grantors under the Senior Term Notes, the Purchase Agreement or this Security Agreement, including but not limited to, reasonable fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including, without limitation, monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding), and (ii) the due and punctual performance of the Purchase Agreement, covenants, agreements, obligations and liabilities of the Grantors under or pursuant to the Purchase Agreement, the Senior Term Notes or this Security Agreement (collectively, the "Obligations"), each Grantor hereby mortgages, pledges and hypothecates to the Secured Party, and grants to the Secured Party, for the benefit of the Purchasers, a lien on and security interest in all of its right, title and interest in all of the following property now owned or hereafter acquired by such Grantor (collectively, the "Collateral"):

(i)           all Accounts;

(ii)          all Chattel Paper;

(iii)         all Deposit Accounts;

2

2.2 Upon completion of filings under the UCC and with the United States Copyright Office, the security interests granted pursuant to this Security Agreement shall constitute valid and continuing perfected security interests in favor of the Secured Party in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office. Such security interest shall be prior to all other Liens on the Collateral except for those permitted under the Purchase Agreement.

2.3 Such Grantor's jurisdiction of organization, legal name, organization identification number, if any, and the location of such Grantor's chief executive office or sole place of business is set forth on Schedule B hereto. On the date hereof, such Grantor's Inventory and Equipment are kept at the locations listed on Schedule C.

2.4 Schedule D lists all the United States Proprietary Rights owned by or licensed to such Grantor on the date hereof that are necessary to the conduct of such Grantor's business (the "Intellectual Property"), separately identifying that owned by such Grantor and that licensed to such Grantor.

2.5 All material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe, misappropriate, dilute or violate the intellectual property rights of any other Person.

2.6 Except as set forth in Schedule D none of the material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

2.7 No action or proceeding challenging such Grantor's rights to any material Intellectual Property or seeking to limit, cancel or question the ownership, use, validity or enforceability of any material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is pending or, to the knowledge of such Grantor, threatened. No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any material Intellectual Property. There are no claims, judgments or settlements to be paid by such Grantor relating to the material Intellectual Property.

ARTICLE III
COVENANTS

 3.1 Each Grantor hereby covenants and agrees with the Secured Party that so long as this Security Agreement shall remain in effect or any Obligations shall remain unpaid or unperformed:

(a)            Grantors shall promptly give written notice to the Secured Party of any levy or attachment, execution or other process against any of the Collateral;

3

(b)           at Grantors' own cost and expense, each Grantor shall maintain the security interest created by this Security Agreement and the priority thereof as a perfected security interest and shall defend the Collateral against the claims and demands of all Persons except with respect to Permitted Liens;

(c)            Grantors shall keep all tangible Collateral properly insured and in good order and repair (normal wear and tear excepted) and immediately notify the Secured Party of any event causing any material loss, damage or depreciation in the aggregate value of the Collateral;

(d)            Grantors shall mark any Collateral that is chattel paper with a legend showing the Secured Party's lien and security interest therein;

(e)            each Grantor (either itself or through licensees) shall (i) not do any act, or omit to do any act, whereby any Intellectual Property that is material to the conduct of such Grantor's business may become forfeited, invalidated, destroyed, abandoned, impaired or dedicated to the public, (ii) maintain all such Intellectual Property in compliance with all applicable Laws, and (iii) take all reasonable actions necessary or requested by the Secured Party to maintain and pursue each application for registration of any such Intellectual Property;

(f)            each Grantor shall notify the Secured Party immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in the United States) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same;

(g)           each Grantor (either itself or through licensees) shall not do any act that knowingly uses any material Intellectual Property to infringe, misappropriate, or violate the intellectual property rights of any other Person;

(h)       each Grantor shall take all reasonable actions necessary or requested by the Secured Party, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and any Internet domain name registrar, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark, Patent or Internet domain name that is material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings;

4

(i)      in the event that any material Intellectual Property is or has been infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Secured Party promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation or dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such material Intellectual Property;

(j)      each Grantor shall execute and deliver to the Secured Party in form and substance reasonably acceptable to the Secured Party (A) a short-form copyright security agreement suitable for filing in the United States Copyright Office for all registered Copyrights of such Grantor, (B) a short-form patent security agreement and a short-form trademark security agreement suitable for filing in the United States Patent and Trademark Office for all registered Patents and Trademarks of such Grantor and (C) a duly executed form of assignment to the Secured Party of all Internet domain names of such Grantor suitable for filing with the appropriate Internet domain name registrar(s). Whenever such Grantor shall file an application for the registration or recording of any Intellectual Property, such Grantor shall report such filing to the Secured Party and deliver the applicable security or assignment agreements in accordance with the previous • sentence within forty-five (45) days after such filing;

(k)     no Grantor shall (i) voluntarily or involuntarily exchange, lease, license, sell, transfer or otherwise dispose of any Collateral other than sales of Inventory in the ordinary course of business and other than as permitted by the Purchase Agreement, or (ii) make any compromise, settlement, discharge or adjustment or grant any extension of time for payment with respect to any Account, except for transactions in the ordinary course of business consistent with past practice; and

(1)     no Grantor shall (i) change its respective name, its jurisdiction of organization, its organizational identification number or its organizational structure to the extent that any financing statement filed in connection with this Security Agreement would become misleading or use any fictitious or trade name, (ii) change the location of its chief executive office or (iii) permit any of the Collateral (other than Inventory or Equipment in transit) to be kept at any location other than those listed on Schedule B unless (A) Grantors give the Secured Party thirty (30) days' prior written notice of the same and (B) prior to making any such change or establishing any such new location, Grantors obtain and deliver to the Secured Party any and all additional financing statements, other filings, other agreements, and documents or notices as may reasonably be required by the Secured Party to maintain the validity, perfection and priority of the security interests provided for herein.

5

ARTICLE IV
REMEDIAL MATTERS

4.1           Event of Default. An "Event of Default" shall exist hereunder if an Event of Default shall occur and be continuing under the Purchase Agreement.

 4.2 Secured Party's Rights upon an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable Law. Without limiting the generality of the foregoing, the Secured Party may, without demand of performance or other demand, presentment, protest or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses and notices are hereby waived), collect, appropriate and realize upon any Collateral, and sell, lease, assign or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or any Purchaser or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such • public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places that the Secured Party shall reasonably select, whether at such Grantor's premises or elsewhere. To the fullest extent permitted by applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Secured Party or any Purchaser arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by Law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

4.3           Funds to be Held in Trust; Delivery of Documents.

(a)           After the occurrence and during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles received by any Grantor shall be held by such Grantor in trust for the Secured Party, segregated from other funds of such Grantor and shall promptly be turned over to the Secured Party.

(b)           At the Secured Party's request, after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Secured Party all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

6

(c)           The Secured Party may, without notice, at any time after the occurrence and during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof and request that each Grantor notify all obligors that the Accounts or General Intangibles have been collaterally assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party. In addition, the Secured Party may at any time after the occurrence and during the continuance of an Event of Default enforce such Grantor's rights against such obligors with respect to the Accounts and the General Intangibles.

(d)           Notwithstanding anything herein to the contrary, each Grantor shall remain liable under each of the Accounts and in respect of each General Intangible to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Secured Party nor any Purchaser shall have any obligation or liability under any agreement giving rise to any Account or in respect of any General Intangible by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payments relating thereto, nor shall the Secured Party or any Purchaser be obligated in any manner with respect to any of the obligations of the Grantor thereunder.

 4.4 Enforcement of Security Interest. After the occurrence and during the continuance of an Event of Default, the Secured Party may make such payments and take such actions as the Secured Party, in its sole discretion, deems necessary to protect its security interest in the Collateral or the value thereof.

 4.5 Application of Proceeds. The proceeds of any sale of Collateral pursuant to this Security Agreement or otherwise, and any Collateral consisting of cash, shall be applied after receipt by the Secured Party as follows:

First, to the payment of all reasonable costs, fees and expenses of the Secured Party and its agents, representatives and attorneys incurred in connection with such sale or with the retaking, holding, handling, preparing for sale (or other disposition) of the Collateral or otherwise in connection with any Senior Term Notes, this Security Agreement or any of the Obligations, including, but not limited to, the reasonable fees and expenses of the Secured Party's agents and attorneys' and court costs (whether at trial, appellate or administrative levels), if any, incurred by the Secured Party in so doing;

Second, to the payment of the outstanding principal balance, accrued interest, dividends, any redemption payments and fees on the Obligations in the order described in the Purchase Agreement; and

Third, to the Grantors or to such other Person as a court of competent jurisdiction may direct.

7

4.6         Insufficiency of Proceeds. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorney employed by the Secured Party to collect such deficiency.

4.7         Powers of Attorney.

(a)            Each Grantor hereby irrevocably appoints the Secured Party (and any officer or agent of the Secured Party) with full power of substitution, as its true and laWful attorney-in-fact, with full irrevocable power and authority in place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Security Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to carry out the purposes of this Security Agreement, including, without limitation, the power and right to do any of the following on behalf of such Grantor: (i) to name such Grantor or to use its own name to receive, endorse, collect and deliver any notes, acceptances, checks, drafts or other instruments of payment with respect to the Collateral; (ii) execute and deliver and have recorded any agreement, instrument or document as the Secured Party may request to evidence the Secured Party's security interest in any General. Intangible, including, without limitation, any Intellectual Property, (iii) pay or discharge taxes and Liens levied or threatened against the Collateral and effect any repair with respect to the Collateral or pay any insurance premiums related thereto, (iv) execute, in connection with any sale provided for in Section 4.2, any endorsement, assignment or other instrument of conveyance or transfer with respect to or arising out of the Collateral, (v) to demand, collect and receive payment of any amounts due in respect of or arising out of the Collateral and to apply any such payments directly to the payment of the Obligations in accordance with Section 4.5 hereof; (vi) to direct any party liable for any payment under any Collateral to make payment of any monies due thereunder as the Secured Party shall direct; (vii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction, to collect or otherwise realize on all or any part of the Collateral or to enforce any rights in respect thereof; (viii) to sign and endorse any invoice, bill of lading, warehouse receipt or other document relating to any of the Collateral; (ix) to send verification of any Accounts to any Account Debtor or customer; (x) to settle, compromise, or defend any actions, suits or proceedings at law or in equity relating or pertaining to all or any of the Collateral and in connection therewith, give such discharges or releases as the Secured Party deems appropriate; (xi) to take any action for purposes of carrying out of the terms of this Security Agreement; (xii) to enforce all of such Grantor's rights and powers under and pursuant to any and all agreements with respect to the Collateral; and (xiii) generally, to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out this Security Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes and do, at the Secured Party's option and at such Grantor's expense, at any time or from time to time, all acts that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party and each Purchaser's interests therein and to effect the intent of this Security Agreement, provided, however, nothing contained herein shall be construed as requiring or obligating the Secured Party to perform any of the actions hereunder.

8

Notwithstanding anything to the contrary in this clause (a), the Secured Party agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall have occurred and be continuing.

(b)            It is understood and agreed that the power of attorney granted to the Secured Party for the purposes set forth above in this Section 4.7 is coupled with an interest and is irrevocable until this Security Agreement is terminated, and each Grantor hereby ratifies all actions taken by its attorney-in-fact by virtue hereof.

4.8           No Liability to Grantors.  The Secured Party's sole duty with respect to the custody of the Collateral in its possession shall be to deal with in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party, any Purchaser or any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or any delay in doing so or shall be under any obligation to sell or otherwise dispose of or take any other action with respect to the Collateral upon the request of any Grantor. The powers conferred on the Secured Party and the Purchasers hereunder are solely to protect the interests of the Secured Party and the Purchasers in the Collateral and shall not impose any duty to exercise such powers. Neither the Secured Party, any Purchasers nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder except for claims that arise due to any gross negligence or willful misconduct on the part of such Persons.

4.9           Further Actions by Secured Party.  Each Grantor authorizes the Secured Party and its counsel and representatives, at any time and from time to time, to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Secured Party reasonably determines appropriate to perfect the security interests created by this Security Agreement, together with amendments with respect thereto. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

4.10         Authority of Secured Party. The Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Secured Party by the terms hereof, together with such powers as are reasonably incidental thereto.

9

The Secured Party may execute any of its duties hereunder by or through its agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder.

4.11          Transfer of Security Interest. The Secured Party may transfer all or any part of the liens and security interests granted hereby, and all, or any part of the Collateral which may be in the Secured Party's possession after the occurrence and during the continuance of an Event of Default to a successor Secured Party or to a holder of Senior Term Notes, at any time. Upon such transfer, the transferee shall be vested with all the rights and powers of the Secured Party hereunder with respect to the portion of such Collateral transferred.

ARTICLE V
SECURED PARTY'S INTERESTS

5.1            Pro Rata Interests. The security interests and other rights granted or reserved to the Secured Party and its successors and assigns under this Security Agreement (the "Contractual Rights") are for the benefit of the Purchasers and the other rights available to the Secured Party and the Purchasers under applicable Law by reason of the existence of this Security Agreement and the attachment and perfection of the security interests created under this Security Agreement (the "Statutory Rights") are for the pro rata benefit of the Purchasers according to the outstanding principal amount of Senior Term Notes held by each Purchaser, respectively, subject to any subordination agreed to by and among the Purchasers, expressed as a percentage of the aggregate outstanding principal amount of all Senior Term Notes, and shall be held by the Purchasers in such percentages, regardless of the time or order of the attachment or perfection of their respective security interests or the time or manner of filing of their respective deeds of trust, financing statements or assignments thereof and regardless of which, if any, Purchaser may hold possession of Collateral. All Contractual Rights and Statutory Rights shall be exercised from time to time by the Secured Party in accordance with such instructions as may be required by the Purchase Agreement. All recoveries attributable to enforcement of Contractual Rights or Statutory Rights, or both, shall be shared ratably by the Purchasers according to their respective pro rata interests as provided in the Purchase Agreement.

5.2            Grantors' Obligations.  The provisions of this Article 5 are for the purpose of defining the relative rights of the Secured Party or Purchasers with respect to the Collateral and the exercise of Contractual Rights and Statutory Rights. Nothing herein shall impair the obligations of the Grantors, which are absolute and unconditional, to pay and perform the Obligations as and when due. No provision of this Security Agreement shall be construed to prevent the Secured Party or any Purchaser from exercising any remedies that may otherwise be available to it.

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ARTICLE VI
MISCELLANEOUS

6.1          Further Assurances.

(a)           Each Grantor agrees, at its expense, to take such further actions, to execute, deliver and cause to be duly filed all such further instruments and documents as the Secured Party may from time to time reasonably request that are necessary for preserving of the security interests, obtaining or preserving the full benefits of the Security Agreement and the rights and powers granted herein, including but not limited to, the execution and delivery of such additional conveyances, assignments, agreements and instruments, the payment of any fees and taxes required in connection with the execution and delivery of this Security Agreement and the filing and recordation of any financing statements (including fixture filings) or other documents as the Secured Party may deem reasonably necessary for the perfection of the security interests granted hereunder.

(b)           If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, - subject to the rights of any other secured party having rights senior to the Secured Party. Each Grantor agrees that, after the occurrence and during the continuance .of an Event of Default, it shall, upon reasonable request of the Secured Party, take any and all commercially reasonable actions, to the extent permitted by applicable Law, at its own expense, to obtain the approval of any Governmental Authority for any action or transaction contemplated by this Security Agreement that is then required by Law, and specifically, without limitation, upon reasonable request of the Secured Party, to prepare, sign and file with any Governmental Authority the Grantors' portion of any application or applications for consent to the assignment of licenses held by the Grantors, or for consent to the possession and sale of any of the Collateral by or on behalf of such Secured Party. The Grantors further agree that they shall at all times, at their own expense and cost, keep accurate and complete records with respect to the Collateral, including but not limited to, a record of all payments and proceeds received in connection therewith or as a result of the sale thereof and of all credits granted.

6.2            Effectiveness.  This Security Agreement shall take effect immediately upon execution of it by the Grantors.

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6.3            Indemnity; Reimbursement of Secured Party; Deficiency.  In connection with the Collateral, this Security Agreement and the administration and enforcement or exercise of any right or remedy granted to the Secured Party hereunder or under the other Security Documents, the Grantors, jointly and severally agree, subject to the limitations set forth hereafter (a) to indemnify, defend and hold harmless the Secured Party and the Purchasers from and against any and all claims, demands, losses, judgments and liabilities (including but not limited to, liabilities for penalties) of whatever nature, relating thereto or resulting therefrom, and (b) to reimburse the Secured Party and the Purchasers for all reasonable costs and expenses, including but not limited to, the reasonable fees and disbursements of attorneys, relating thereto or resulting therefrom. The foregoing indemnity agreement includes all reasonable costs incurred by the Secured Party and the Purchasers in connection with any litigation relating to the Collateral whether or not the Secured Party or the Purchasers shall be a party to such litigation, including but not limited to, the reasonable fees and disbursements of attorneys for the Secured Party and the Purchasers, and any reasonable out-of-pocket costs incurred by the Secured Party or the Purchasers in appearing as a witness or in otherwise complying with legal process served upon it. The obligations of Grantors in this Section 6.3 are limited to the extent claims for indemnity, defense, or reimbursement that do not arise from the Intercreditor Agreement (as defined in Section 6.16 of this Security Agreement); or from the gross negligence or willful misconduct of the Secured Party or the Purchasers. In no event shall the Secured Party and Purchasers be liable, in the absence of gross negligence or willful misconduct on their part, for any matter or thing in connection with this Security Agreement other than to account for moneys actually received by them in accordance with the terms hereof, and the Grantors hereby release the Secured Party and the Purchasers from any and all claims, causes of action and demands at any time arising out of or with respect to this Security Agreement or the Collateral except as arise from the gross negligence or willful misconduct of the Secured Party and the Purchasers. All indemnities contained in this Section 6.3 and elsewhere in this Security Agreement shall survive the expiration or earlier termination of this Security Agreement. After application of the proceeds by the Secured Party and the Purchasers pursuant to Section 4.5 hereof, the Grantors shall remain liable to the Secured Party and the Purchasers for any deficiency.

6.4            Continuing Lien. It is the intent of the parties hereto that (a) this Security Agreement shall constitute a continuing agreement as to the Obligations and (b) the security interest provided for herein shall attach to after-acquired as well as existing Collateral.

 6.5 Termination. Upon payment and satisfaction in full of the Obligations and termination of all commitments relating thereto (other than indemnification and expense reimbursement obligations not yet due), the Collateral shall be released from the Lien created by this Security Agreement and all obligations of the Secured Party and the Grantors hereunder (other than those set forth in Section 6.3) shall terminate, and all 'rights in the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following such termination, the Secured Party shall deliver to such Grantor any Collateral in its possession and execute and deliver such documents as such Grantor shall reasonably request to evidence such termination.

 6.6 Notices. All notices and other communications given to or made upon any party hereto in connection with this Security Agreement shall be given to the Persons and in the manner set forth in the Purchase Agreement.

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6.7            Successors and Assigns. This Security Agreement shall be binding upon successors and assigns of each Grantor and shall inure to the benefit of the Secured Party and each Purchaser and their respective successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Party.

6.8            APPLICABLE LAW.  THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK CHOICE OF LAW DOCTRINE.

6.9            Waivers. No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or future exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Security Agreement or consent to any departure by any Grantor therefrom shall be construed as a bar to enforcement of any other right or remedy of the Secured Party. No notice to or demand on the Grantors in any case shall entitle the Grantors to any other or further notice or demand in similar or other circumstances.

6.10            Amendments/Waivers. Neither this Security Agreement nor any provision hereof may be amended, waived or modified except pursuant to an agreement or agreements in writing entered into by each Grantor and the Secured Party and such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

6.11            Severability. In the event any one or more of the provisions contained in this Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

6.12            Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered or mailed to the Secured Party.

6.13            Headings. Article and Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

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6.14             Jurisdiction, Waiver of Jury Trial.

(a)           EACH OF THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT AGAINST THE GRANTORS OR THE COLLATERAL IN THE COURTS OF ANY JURISDICTION.

(b)           THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT THEY MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, THE SENIOR TERM NOTES, THE PURCHASE AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT IN ANY NEW YORK COURT OR FEDERAL COURT OF THE SOUTHERN DISTRICT OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)           EACH PARTY TO THIS SECURITY AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.6 OF THE PURCHASE AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS SECURITY AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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(d)            EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORC,E OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS SECURITY AGREEMENT.

6.15        Interpretation. In the event of a conflict between this Security Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall control.

6.16        Intercreditor Agreement. The obligations evidenced hereby are subject to that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of May 2007, among the Grantors, the Secured Party, and GMAC Agent, to the indebtedness and other liabilities owed by the Grantors under and pursuant to the GMAC Credit Agreement and each related GMAC Credit Document, and the Secured Party, by its acceptance hereof, acknowledges and agrees to be bound by the provisions of the Intercreditor Agreement.

6.17        Release of Collateral. The Secured Party, at its option and in its discretion, may release any Lien granted to or held by the Secured Party upon any collateral (a) upon termination of the Senior Term Notes and upon payment and satisfaction of all obligations thereunder (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted); or (b) constituting property being sold or disposed of if a Loan Party certifies to the Secured Party that the sale or disposition is made in compliance with the provisions of this Security Agreement and the Purchase Agreement (and the Secured Party may rely in good faith conclusively on any such certificate, without further inquiry). In addition, the Secured Party, in its sole discretion, may release Liens granted to or held by the Secured Party upon any collateral with respect to which the GMAC Agent has agreed to release its Liens.

[Signatures on following pages]

15

IN WITNESS WHEREOF, each Grantor has executed this Security Agreement as of the date first above written.

ROCKY BRANDS, INC.

By:
Name:	James E. McDonald
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

LIFESTYLE FOOTWEAR, INC.

By:
Name:	James E. McDonald
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

ROCKY BRANDS WHOLESALE LLC

By:
Name:	James E. McDonald
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

ROCKY BRANDS RETAIL LLC

By:
Name:	James E. McDonald
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

Acknowledged by:

LAMINAR DIRECT CAPITAL L.P., as Secured Party

By:
Name:
Title:

16

SCHEDULE A

COMMERCIAL TORT CLAIMS

None.

SCHEDULE B

Pursuant to Section 2.3, the following information is disclosed:

[Such Grantor's jurisdiction of organization, legal name, organization identification number, if any, and the location of such Grantor's chief executive office or sole place of business is set forth on Schedule B hereto.]

SCHEDULE C

PROPERTIES SCHEDULE

[On the date hereof, such Grantor's Inventory and Equipment are kept at the locations listed on Schedule C.]

SCHEDULE D

INTELLECTUAL PROPERTY

Schedule D lists all the United States Proprietary Rights owned by or licensed to such Grantor on the date hereof that are necessary to the conduct of such Grantor's business (the "Intellectual Property"), separately identifying that owned by such Grantor and that licensed to such Grantor.]

EXHIBIT C

This Trademark Security Agreement is subject to the provisions of that certain Intercreditor Agreement (as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Intercreditor Agreement") dated as of May 25, 2007 among Laminar Direct Capital L.P., GMAC Commercial Finance LLC, Rocky Brands, Inc. and certain subsidiaries of Rocky Brands, Inc., and each party to this Trademark Security Agreement, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement.

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT, entered into as of May 25, 2007, by and among ROCKY BRANDS, INC., an Ohio corporation ("Parent"), LIFESTYLE FOOTWEAR, INC., a Delaware corporation ("Lifestyle"), ROCKY BRANDS WHOLESALE LLC, a Delaware limited liability company ("Rocky Wholesale") and ROCKY BRANDS RETAIL LLC, a Delaware limited liability company ("Rocky Retail", and together with Parent, Lifestyle and Rocky Wholesale, the "Grantors", and each a "Grantor"), to and in favor of Laminar Direct Capital L.P., a Delaware limited partnership, as collateral agent (in such capacity "Agent") for the Purchasers identified in the Note Purchase Agreement (the "Purchase Agreement") among the Grantors, the Agent and the Purchasers party thereto dated of even date herewith (in such capacity, the "Secured Party").

WITNESSETH:

WHEREAS, pursuant to the Purchase Agreement, the Purchasers have severally agreed to purchase certain Senior Term Notes (as defined in the Purchase Agreement) upon the terms and subject to the conditions set forth therein; and

WHEREAS, each Grantor is party to a Security Agreement of even date herewith in favor of the Agent (the "Security Agreement") and each Grantor is required to execute and deliver this Trademark Security Agreement pursuant to the Security Agreement and the Purchase Agreement; .

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and to induce the Purchasers and the Secured Party to enter into the Purchase Agreement and to induce the Purchasers to purchase the Senior Term Notes thereunder, each Grantor hereby agrees with the Secured Party as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Purchase Agreement or in the Security Agreement and used herein have the meaning given to them in the Purchase Agreement or the Security Agreement.

As used herein, the following terms shall have the following meanings:

"Trademark" means (a) all United States trademarks; trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all United States registrations and recordings thereof, and all United States applications in connection therewith, whether in the United States Patent and Trademark Office, or in any similar office or agency of the United States, or any State thereof, and all common-law rights related thereto, and (b) the right to obtain all renewals and extensions thereof.

"Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

SECTION 2. Grant of Security Interest in Trademark Collateral Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby sells, conveys, pledges, hypothecates and grants to the Secured Party for the benefit of the Purchasers and each of their successors and assigns, a continuing and unconditional security interest upon, in and to all of such Grantor's right, title and interest in, to and under the following Collateral of such Grantor wherever located, and now owned or hereafter acquired (the "Trademark Collateral"):

(a)           all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

 all renewals and extensions of the foregoing;

(c)           all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(d)           any consideration received when all or any part of the Trademark Collateral is sold, transferred, exchanged, leased, collected or otherwise disposed of, or any value received as a consequence of possession thereof, including but not limited to, all products, proceeds (including all "Proceeds" as defined in Section 9 102(a)(64) of the Code), cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, or proceeds of other proceeds, now or hereafter due and/or payable under any Trademark and with respect thereto, including, without limitation, any and all claims by any Grantor against third parties for past, present, future infringement, dilution, violation or any other impairment thereof.

SECTION 3. Grantor Remains Liable. It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with its Trademarks or Trademark Licenses, and shall hold the Secured Party and the Purchasers harmless from any and all costs, damages, liabilities and expenses that may be incurred in connection with the Secured Party's interest in such Trademarks or Trademark Licenses or any other action or failure to act in connection with this Trademark Security Agreement, except to the extent the same are caused by the gross negligence or willful misconduct of the Secured Party. Each Grantor shall remain liable for any and all claims by any Person that the conduct of such Grantor's business or products or processes of such Grantor infringe any rights of such person.

2

SECTION 4. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Secured Party for the benefit of the Purchasers pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

SECTION 5. Termination of Security Interest in Trademark Collateral. Upon payment and satisfaction in full of the Obligations and termination of all commitments relating thereto, the Secured Party shall reassign, redeliver and release (or cause to be so reassigned, redelivered and released), without recourse upon or warranty by the Secured Party, and at the sole expense of the Grantors, to the Grantors, against receipt therefor, such of the Trademark Collateral (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms of the Security Agreement and not theretofore reassigned, redelivered and released to the Grantors, together with appropriate instruments of reassignment and/or release.

SECTION 6. Counterparts. This Trademark Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

SECTION 7. Applicable Law. THIS TRADEMARK SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK CHOICE OF LAW DOCTRINE.

SECTION 8. Intercreditor Agreement. The obligations evidenced hereby are subject to that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of May 25, 2007, among the Grantors, the Secured Party, and GMAC Agent, to the indebtedness and other liabilities owed by the Grantors under and pursuant to the GMAC Credit Agreement and each related GMAC Credit Document, and the Secured Party, by its acceptance hereof, acknowledges and agrees to be bound by the provisions of the Intercreditor Agreement.
[signature page follows]

3

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

ROCKY BRANDS, INC.

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

LIFESTYLE FOOTWEAR, INC.

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

ROCKY BRANDS WHOLESALE LLC

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

ROCKY BRANDS RETAIL LLC

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

Accepted and Agreed:

Laminar Direct Capital L.P.,
as the Secured Party

By:
Name:
Title:

SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Rocky Brands, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Lifestyle Footwear, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ROCKY BRANDS WHOLESALE LLC, who being by me duly sworn did depose and say that he is an authorized officer of said limited liability company, that the said instrument was signed on behalf of said limited liability company as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ROCKY BRANDS RETAIL LLC, who being by me duly sworn did depose and say that he is an authorized officer of said limited liability company, that the said instrument was signed on behalf of said limited liability company as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public

SCHEDULE I

to

Trademark Security Agreement

Trademark ReRistrations

A.	TRADEMARK REGISTRATIONS AND APPLICATIONS

B.	TRADEMARK LICENSES

None

This Patent Security Agreement is subject to the provisions of that certain Intercreditor Agreement (as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Intercreditor Agreement") dated as of May 25, 2007 among Laminar Direct Capital L.P., GMAC Commercial Finance LLC, Rocky Brands, Inc. and certain subsidiaries of Rocky Brands, Inc., and each party to this Patent Security Agreement, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT, entered into as of May 25, 2007, by and among ROCKY BRANDS, INC., an Ohio corporation ("Parent"), LIFESTYLE FOOTWEAR, INC., a Delaware corporation ("Lifestyle"), ROCKY BRANDS WHOLESALE LLC, a Delaware limited liability company ("Rocky Wholesale") and ROCKY BRANDS RETAIL LLC, a Delaware limited liability company ("Rocky Retail", and together with Parent, Lifestyle and Rocky Wholesale, the "Grantors", and each a "Grantor"), to and in favor of Laminar Direct Capital L.P., a Delaware limited partnership, as collateral agent (in such capacity "Agent") for the Purchasers identified in the Note Purchase Agreement (the "Purchase  Agreement") among the Grantors, the Agent and the Purchasers party thereto dated of even date herewith (in such capacity, the "Secured Party").

WITNESSETH:

WHEREAS, pursuant to the Purchase Agreement, the Purchasers have severally agreed to purchase certain Senior Term Notes (as defined in the Purchase Agreement) upon the terms and subject to the conditions set forth therein; and

WHEREAS, each Grantor is a party to a Security Agreement of even date herewith in favor of the Secured Party (the "Security Agreement") and each Grantor is required to execute and deliver this Patent Security Agreement pursuant to the Security Agreement and the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and to induce certain Purchasers and the Agent to enter into the Purchase Agreement and to induce certain Purchasers to purchase the Secured Senior Term Notes thereunder, each Grantor hereby agrees with the Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Purchase Agreement or in the Security Agreement and used herein have the meaning given to them in the Purchase Agreement or the Security Agreement. As used herein, the following terms shall have the following meanings:

"Patent" means (a) all United States patents now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all United States applications in connection therewith, whether in the United States Patent and Trademark Office, or in any similar office or agency of the United States, or any other state thereof, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

"Patent License" means any agreement, whether written or oral, providing for the grant by or to the Grantors of any right to any Patent.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby sells, conveys, pledges, hypothecates and grants to the Secured Party, for the benefit of the Purchasers and each of their successors and assigns, a continuing and unconditional security interest upon, in and to all of such Grantor's right, title and interest in, to and under the following Collateral of such Grantor wherever located, and now owned or hereafter acquired (the "Patent Collateral"):

(a)           all of its Patents and Patent Licenses, to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b)           all reissues, continuations, continuations-in-part, divisionals, renewals or extensions of the foregoing; and

(c)           any consideration received when all or any part of the Patent Collateral is sold, transferred, exchanged, leased, collected or otherwise disposed of, or any value received as a consequence of possession thereof, including but not limited to, all products, proceeds (including all "Proceeds" as defined in Section 9 102(a)(64) of the Code), cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, or proceeds of other proceeds, now or hereafter due and/or payable under any Patent and with respect thereto, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, violation or any other impairment thereof.

SECTION 3. Grantor Remains Liable. It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their Patents or Patent Licenses, and shall hold the Secured Party and the Purchasers harmless from any and all costs, damages, liabilities and expenses that may be incurred in connection with the Secured Party's interest in such Patents or Patent Licenses or any other action or failure to act in connection with this Patent Security Agreement, except to the extent the same are caused by the gross negligence or willful misconduct of the Secured Party. Each Grantor shall remain liable for any and all claims by any Person that the conduct of such Grantor's business or products or processes of such Grantor infringe any rights of such person.

SECTION 4. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Secured Party for the benefit of the Purchasers pursuant to the Security Agreement and the Grantors hereby acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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SECTION 5. Termination of Security Interest in Patent Collateral. Upon payment and satisfaction in full of the Obligations and termination of all commitments relating thereto, the Secured Party shall reassign, redeliver and release (or cause to be so reassigned, redelivered and released), without recourse upon or warranty by the Secured Party, and at the sole expense of the Grantors, to the Grantors, against receipt therefor, such of the Patent Collateral (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms of the Security Agreement and not theretofore reassigned, redelivered and released to the Grantors, together with appropriate instruments of reassignment and/or release.

SECTION 6. Counterparts. This Patent Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

SECTION 7. APPLICABLE LAW. THIS PATENT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK. CHOICE OF LAW DOCTRINE.

SECTION 8. Intercreditor Agreement. The obligations evidenced hereby are subject to that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of May 25, 2007, among the Grantors, the Secured Party, and GMAC Agent, to the indebtedness and other liabilities owed by the Grantors under and pursuant to the GMAC Credit Agreement and each related GMAC Credit Document, and the Secured Party, by its acceptance hereof, acknowledges and agrees to be bound by the provisions of the Intercreditor Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

ROCKY BRANDS, INC.

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

LIFESTYLE FOOTWEAR, INC.

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

ROCKY BRANDS WHOLESALE LLC

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

ROCKY BRANDS RETAIL LLC

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

Accepted and Agreed:

Laminar Direct Capital L.P.,
as the Secured Party

By:
Name:
Title:

SIGNATURE PAGE TO PATENT SECURITY AGREEMENT

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Rocky Brands, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Lifestyle Footwear, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ROCKY BRANDS WHOLESALE LLC, who being by me duly sworn did depose and say that he is an authorized officer of said limited liability company, that the said instrument was signed on behalf of said limited liability company as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ROCKY BRANDS RETAIL LLC, who being by me duly sworn did depose and say that he is an authorized officer of said limited liability company, that the said instrument was signed on behalf of said limited liability company as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public

SCHEDULE I

to

Patent Security Agreement

A.	PATENTS AND PATENT APPLICATIONS

B.	PATENT LICENSES

None

This Copyright Security Agreement is subject to the provisions of that certain Intercreditor Agreement (as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Intercreditor Agreement") dated as of May 25, 2007 among Laminar Direct Capital L.P., GMAC Commercial Finance LLC, Rocky Brands, Inc. and certain subsidiaries of Rocky Brands, Inc., and each party to this Copyright Security Agreement, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement.

COPYRIGHT SECURITY AGREEMENT

THIS COPYRIGHT SECURITY AGREEMENT, entered into as of May 25, 2007, by and among ROCKY BRANDS, INC., an Ohio corporation ("Parent"), LIFESTYLE FOOTWEAR, INC., a Delaware corporation ("Lifestyle"), ROCKY BRANDS WHOLESALE LLC, a Delaware limited liability company ("Rocky Wholesale") and ROCKY BRANDS RETAIL LLC, a Delaware limited liability company ("Rocky Retail", and together with Parent, Lifestyle and Rocky Wholesale, the "Grantors", and each a "Grantor"), in favor of Laminar Direct Capital L.P., a Delaware limited partnership, as collateral agent (in such capacity "Agent") for the Purchasers identified in the Note Purchase Agreement, (the "Purchase Agreement") among the Grantors, the Agent and the Purchasers party thereto dated of even date herewith (in such. capacity, the "Secured Party").

WITNESSETH:

WHEREAS, pursuant to the Purchase Agreement, the Purchasers have severally agreed to purchase certain Senior Term Notes (as defined in the Purchase Agreement) upon the terms and subject to the conditions set forth therein; and

WHEREAS, each Grantor is party to a Security Agreement of even date herewith in favor of the Secured Party (the "Security Agreement") and each Grantor is required to execute and deliver this Copyright Security Agreement pursuant to the Security Agreement and the Purchase Agreement;

NOW, Therefore, in consideration of the premises and mutual covenants herein contained and to induce the Purchasers and the Secured Party to enter into the Purchase Agreement and to induce the Purchasers to purchase the Senior Term Notes thereunder, each Grantor hereby agrees with the Secured Party as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Purchase Agreement or in the Security Agreement and used herein have the meaning given to them in the Purchase Agreement or the Security Agreement, as applicable.

As used herein, the following terms shall have the following meanings:

"Copyright" means all copyrights in published and unpublished works, and all registrations and renewals thereof now owned or existing or hereafter adopted or acquired, in the United States Copyright Office, or in any similar office or agency of the United States, or any state thereof, and all common-law rights related thereto.

"Copyright License" shall mean any and all rights now owned or hereafter acquired under any agreement whether written or oral, providing for the grant by or to the Grantors of any right to any Copyright.

SECTION 2.  Grant of Security Interest in Copyright Collateral. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby sells, conveys, pledges, hypothecates and grants to the Secured Party, for the benefit of the Purchasers and each of their successors and assigns, a continuing and unconditional security interest upon, in and to all of such Grantor's right, title and interest in, to and under the following Collateral of such Grantor wherever located, and now owned or hereafter acquired (the "Copyright Collateral"):

(a)           all of its Copyrights and Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b)           all renewals, reversions, continuations and extensions of the foregoing; and
(c)           any consideration received when all or any part of the Copyright Collateral is sold, transferred, exchanged, leased, collected or otherwise disposed of, or any value received as a consequence of possession thereof, including but not limited to, all products, proceeds (including all "Proceeds" as defined in Section 9 102(a)(64) of the Code), cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, or proceeds of other proceeds, now or hereafter due and/or payable under any Copyright and with respect thereto, including, without limitation, all right to sue and recover at law or in equity for any past, present and future infringement, violation or any other impairment thereof.

SECTION 3.  Grantor Remains Liable.  It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with its Copyrights or Copyright Licenses, and shall hold the Secured Party and the Purchasers harmless from any and all costs, damages, liabilities and expenses that may be incurred in connection with the Secured Party's interest in such Copyrights or Copyright Licenses or any other action or failure to act in connection with this Copyright Security Agreement, except to the extent the same are caused by the gross negligence or willful misconduct of the Secured Party. Each Grantor shall remain liable for any and all claims by any Person that the conduct of such Grantor's business or products or processes of such Grantor infringe any rights of such person.

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SECTION 4. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Secured Party for the benefit of the Purchasers pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

SECTION 5. Termination of Security Interest in Copyright Collateral. Upon payment and satisfaction in full of the Obligations and termination of all commitments relating thereto, the Secured Party shall reassign, redeliver and release (or cause to be so reassigned, redelivered and released), without recourse upon or warranty by the Secured Party, and at the sole expense of the Grantors, to the Grantors, against receipt therefor, such of the Copyright Collateral (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms of the Security Agreement and not theretofore reassigned, redelivered and released to the Grantors, together with appropriate instruments of reassignment and/or release.

SECTION 6. Counterparts. This Copyright Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

SECTION 7. APPLICABLE LAW. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO NEW YORK CHOICE OF LAW DOCTRINE.

SECTION 8. Intercreditor Agreement. The obligations evidenced hereby are subject to that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of May 25, 2007, among the Grantors, the Secured Party, and GMAC Agent, to the indebtedness and other liabilities owed by the Grantors under and pursuant to the GMAC Credit Agreement and each related GMAC Credit Document, and the Secured Party, by its acceptance hereof, acknowledges and agrees to be bound by the provisions of the Intercreditor Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

ROCKY BRANDS, INC.

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

LIFESTYLE FOOTWEAR, INC.

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

ROCKY BRANDS WHOLESALE LLC

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

ROCKY BRANDS RETAIL LLC

By:
Name: James E. McDonald
Title: Executive Vice President, Chief Financial Officer and Treasurer

Accepted and Agreed:

Laminar Direct Capital L.P.,
as the Secured Party
By:
Name:
Title:

SIGNATURE PAGE TO PATENT SECURITY AGREEMENT

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Rocky Brands, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed .on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Lifestyle Footwear, Inc., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Rocky Brands Wholesale LLC, who being by me duly sworn did depose and say that he is an authorized officer of said limited liability company, that the said instrument was signed on behalf of said limited liability company as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public

Acknowledgement of Grantor

STATE OF	)
) ss.
COUNTY OF	)

On this day of May, 2007 before me personally appeared James E. McDonald, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Rocky Brands Retail LLC, who being by me duly sworn did depose and say that he is an authorized officer of said limited liability company, that the said instrument was signed on behalf of said limited liability company as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public

SCHEDULE I

to

Copyright Security Agreement

A.	COPYRIGHT REGISTRATIONS AND APPLICATIONS

B.	COPYRIGHT LICENSES None

EXIHBIT D

This Stock Pledge and Security Agreement is subject to the provisions of that certain Intercreditor Agreement (as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Intercreditor Agreement") dated as of May 25, 2007 among Laminar Direct Capital L.P., GMAC Commercial Finance LLC, Rocky Brands, Inc. and certain subsidiaries of Rocky Brands, Inc., and each party to this Stock Pledge and Security Agreement, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement.

STOCK PLEDGE AND SECURITY AGREEMENT

THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of May 25, 2007, is made among ROCKY BRANDS, INC., an Ohio corporation ("Parent") in favor of Laminar Direct Capital L.P., a Delaware limited partnership, as collateral agent for the benefit of the Purchasers of the Senior Term Notes as that term is used and defined in the Purchase Agreement, as defined below ("Grantee").

WITNESSETH:

WHEREAS, pursuant to that certain Note Purchase Agreement (the "Purchase Agreement") dated as of the date hereof among Parent, certain of Parent's wholly-owned subsidiaries (Parent and such subsidiaries hereinafter sometimes collectively the "Loan Parties"), Grantee and the Purchasers, the Purchasers have purchased certain Senior Term Notes from the Loan Parties and the Loan Parties have incurred certain obligations to the Purchasers and Grantee;

WHEREAS, Parent legally and beneficially owns one hundred percent (100%) of the issued and outstanding equity securities of Lifestyle Footwear, Inc., a Delaware corporation, Rocky Brands Wholesale LLC, a Delaware limited liability company, and Rocky Brands Retail LLC, a Delaware limited liability company (each such Person, together with each other Person the equity securities of which are owned or acquired by a Loan Party and are described on Schedule A-1 hereto is referred to herein individually as a "Pledged Domestic Entity" and collectively as the "Pledged Domestic Entities");

WHEREAS, Parent legally and beneficially owns one hundred percent (100%) of the issued and outstanding equity securities of Five Star Enterprises Ltd., a Caymans Island corporation ("Five Star") and Rocky Canada, Inc., an Ontario corporation ("Rocky Canada"), and ninety-nine and ninety-nine one hundredths percent (99.99%) of the issued and outstanding equity securities of EJ Asia Limited, a corporation incorporated under the laws of The People's Republic of China ("EJ Asia", and together with Five Star, Rocky Canada and any other Person incorporated in a jurisdiction outside of the United States of America, the equity securities of which are owned or acquired by Parent and are described on Schedule A-2 hereto, are referred to herein as a "Pledged Foreign Entity" and collectively as the "Pledged Foreign Entities", and together with the Pledged Domestic Entities, collectively the "Pledged Entities"); and

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WHEREAS, the Loan Parties have realized significant and material benefit from the purchase of the Senior Term Notes by the Purchasers and Parent agreed to pledge one hundred percent (100%) of the equity securities of the Pledged Domestic Entities and sixty-five percent (65%) of the equity securities of the Pledged Foreign Entities owned by it as collateral security for the obligations of Parent and the other Loan Parties under the Purchase Agreement in respect of the Senior Term Notes;

NOW, THEREFORE, in consideration of the premises above and other good and valuable consideration, the validity and sufficiency of which are hereby acknowledged, Parent hereby agree as follows:

1.           Defined Terms. As used in this Agreement, capitalized terms defined in the Purchase Agreement that are not defined herein shall have the meanings ascribed to them therein, and the following terms shall have the following meanings:

"Person" means any individual, partnership, limited liability company, corporation, trust, joint venture, association, unincorporated organization or government or department or agency thereof.

"Obligations" shall mean all principal, interest (including, without limitation, the interest accruing during the pendency of any bankruptcy, insolvency, receivership - or other similar proceeding, regardless of whether allowed or allowable in such proceeding), fees, costs, expenses, indemnities and other amounts owed by, and other covenants, agreements and obligations of the Loan Parties to Grantee and the Purchasers from time to time under or pursuant to the Senior Term Notes or created under the Purchase Agreement with regard to the Senior Term Notes, the Purchase Agreement or this Agreement.

"UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

2.           Creation of Lien and Security Interest. In order to secure timely payment in full of the Obligations (whether at stated maturity, by acceleration or otherwise), Parent hereby grants, hypothecates and pledges to Grantee, for the benefit of the Purchasers, a lien on and continuing security interest in and to all of its rights, title and interest in, the hereinafter described "Collateral" (the "Security Interest"), the Security Interest being a Lien on the Collateral, prior to all other Liens effective as of the date hereof without the need to execute any further instruments, agreements or documents other than as specifically set forth herein.

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3.           Collateral. The Security Interest covers the following property now owned or hereafter acquired by Parent (the "Collateral"): (i) all of the stock, equity securities or other ownership interests owned by Parent and issued by the Pledged Domestic Entities set forth on Schedule A-1 of this Agreement, and any warrants or other rights to purchase such shares, equity securities or other ownership interests in or with regard to the Pledged Domestic Entities; (ii) sixty-five percent (65%) of the shares, equity securities or other ownership interests owned by Parent and issued by the Pledged Foreign Entities set forth on Schedule A-2 of this Agreement and any warrants or other rights to purchase such shares, equity securities or other ownership interests in, or with regard to each and any of the Pledged Foreign Entities (items referred to in the above clauses (i) and (ii) together shall be referred to as the "Equity Securities"); (iii) certificates representing all of the Equity Securities (the "Equity Certificates"); and (iv) and any and all "Rights" as hereinafter defined. For the purposes of this Agreement, "Rights" means: (subject, as applicable, to the 65% cap set forth in clause (ii) above) (a) Equity Securities realized upon exercise of any warrants to purchase Equity Securities, bonus units, debentures or other securities; (b) options or rights to take up units, debentures or other securities in respect of the Equity Securities; (c) dividends, distributions, or returns of capital or other moneys in respect of the Equity Securities; and (d) other rights, moneys or securities of any nature (including, without limitation, rights, voting rights, moneys or securities arising from consolidation or subdivision of capital, redemption or conversion of shares or units, reduction of capital, liquidation or a similar plan or arrangement), all of which at any time (whether now or in the future) are attributable to or arise from any Collateral.

4.          Continuing Security. This Agreement shall operate as a continuing security interest in favor of Grantee, for the benefit of the Purchasers, by Parent:

(a)           irrespective of any sum or sums that may be paid to the credit of any account of Parent with Grantee or any Purchaser; and

(b)           notwithstanding the appointment, retirement or removal, at any time, of a receiver of Parent,

and shall remain in full force and effect and extend to cover all of the Obligations until payment and satisfaction in full of the Senior Term Notes and all of the Obligations.

 5. Certificates, Voting, etc. At any time following execution and delivery of this Agreement that the Grantee and the Purchasers who hold Senior Term Notes are not subject to the Intercreditor Agreement, Parent shall promptly deliver to Grantee or its designated agent the Equity Certificates with a stock power executed in blank in form and substance reasonably satisfactory to Grantee. If at any time any Pledged Entity shall issue any additional or substitute shares of stock or stock certificates, or any other instruments evidencing an interest in any Pledged Entity, or an obligation of any Pledged Entity to Parent, Parent shall, subject to the terms of the Intercreditor Agreement, promptly pledge, mortgage and deliver (or cause to be pledged, mortgaged or delivered) in favor of or with Grantee such additional certificates, instruments or documents as additional security for the Obligations, all of which additional security shall constitute Collateral (and shall be included within the definition of "Collateral" hereunder) provided, however, that Parent shall not be obliged to pledge, mortgage or deliver (or cause to be pledged, mortgaged or delivered) additional certificates, instruments or documents, the pledging, mortgaging or depositing of which would result in the creation of a Lien in favor of the Grantee on more than sixty-five percent (65%) of the equity securities of any Pledged Foreign Entity. Grantee shall hold the Collateral solely as security for the payment and performance of the Obligations. Unless an Event of Default has occurred and is continuing, Parent shall have the right to exercise the rights as stockholders or members, as applicable, with regard to voting and consenting to corporate actions that are associated with the Collateral), provided, however, that no vote shall be cast, consent given or right exercised or other action taken by Parent which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Purchase Agreement or this Agreement.

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6.           Right to Receive Distributions. Unless an Event of Default has occurred and is continuing (and in such case all dividends and distributions described herein shall, subject to the Intercreditor Agreement, be delivered to the Grantee), Parent shall have the right to receive and to retain lawful cash dividends and other cash distributions which are paid on account of the Collateral, provided, however, such dividends and distributions are not prohibited by the Purchase Agreement. If any such dividends or other distributions are paid to Parent following an Event of Default, such dividends . or other distributions shall, subject to the Intercreditor Agreement, be held in trust by Parent, for the benefit of Grantee, and Parent shall immediately notify Grantee in writing, and shall, if Grantee so instructs, immediately pay over such dividends or other distributions to Grantee as Collateral.

7.           Restrictions on Transfer. Parent shall not (a) except for the security interest created by this Agreement and Permitted Liens, create or suffer to exist any Lien upon or with respect to any of the Collateral; (b) use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, the Purchase Agreement or any applicable law; (c) sell, convey, hypothecate or otherwise transfer (by operation of law or otherwise) any Collateral or any interest in the Collateral to any Person or other entity, except as permitted by the Purchase Agreement; or (d) enter into any agreement or undertaking restricting the right or ability of Parent or Grantee to sell, assign or transfer any of the Collateral, except as permitted by the Purchase Agreement.

8.           Representations and Warranties. The Parent hereby represents and warrants to Grantee and the Purchasers of the Senior Term Notes as follows:

(a)           except for Permitted Liens, Parent is the record and beneficial owner of the Collateral and have good, valid and marketable title to the Collateral, free and clear of all Liens, claims and other encumbrances, and has the requisite rights in and power and authority and legal right to pledge and transfer such Collateral to Grantee as provided herein;

(b)           the Equity Securities pledged hereunder constitute one hundred percent (100%) of the issued and outstanding equity of all classes of the Pledged Domestic Entities owned by Parent and sixty-five percent (65%) of the issued and outstanding equity of all classes of the Pledged Foreign Entities owned by Parent;

(c)           the authorized capital stock of (i) Five Star is 900,000, (ii) Rocky Canada is unlimited and (iii) EJ Asia is 10,000; and

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(d)           upon delivery of the Equity Securities to Grantee in the State of New York, the pledge, assignment and delivery of the Collateral pursuant to Sections 2 and 5 of this Agreement will create a valid perfected Lien on and a valid perfected security interest in the Collateral in favor of Grantee under the UCC, subject to no prior Lien (whether consensual, nonconsensual, statutory or otherwise) and to no agreement purporting to grant any third party any security interest or other interest in any of the Collateral, except Permitted Liens. Except for (i) delivery to the Grantee of the Equity Certificates together with a stock power executed in blank and (ii) completion of filings under the UCC, no additional actions by Parent or any third party are necessary to create or perfect the Security Interest.

9.           Events of Default. An "Event of Default" shall exist hereunder if an "Event of Default" shall occur and be continuing under the Purchase Agreement.

10.         Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default, after any applicable cure period, and at any time thereafter, Grantee may (but shall not be required to), subject to the limitations contained in the Intercreditor Agreement, take any or all of the following actions simultaneously or in any order which it may choose:

(a)           exercise any remedies with respect to the Collateral (or any of it), including sale of the Collateral, as may be provided by applicable Law then in effect, or as may be available in equity;

(b)           exercise any remedies with respect to the Collateral available to a secured party under the UCC, or any other applicable Law;

(c)           vote or otherwise exercise any rights accruing to the owner of the Collateral without notice to or consent of the Parent;

(d)           commence and prosecute an action, at law or in equity, in any court of competent jurisdiction, injunctive or declaratory relief or any other relief available under applicable Law, and take all such actions as may be necessary or desirable to enforce any order or judgment entered in connection with such action;

(e)           hold as additional Collateral for the Obligations or apply in accordance with Section 14 hereof any and all dividends and distributions on account of the Collateral; and/or

(f)           exercise any other remedies afforded to Grantee pursuant to the terms of this Agreement.

All of Grantee's rights and remedies hereunder, under the Purchase Agreement and under any and all other instruments and documents executed in connection herewith and therewith, shall be cumulative and not exclusive, and shall, subject to the terms of the Intercreditor Agreement, be enforceable alternatively, successively or concurrently as Grantee may, in its sole discretion, deem expedient. Subject to the terms of the Intercreditor Agreement, Grantee shall have no obligation to preserve rights in the Collateral or marshal any of the Collateral for the benefit of any Person.

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11. Additional Rights of Grantee With Respect to Certain Collateral. Subject to the Intercreditor Agreement, upon the occurrence of and during the continuation of any Event of Default:

(a)            Grantee, in its sole discretion, and without notice to Parent, may take any one or more of the following actions without liability except to account for property actually received by it: (i) transfer to or register in Grantee's name or the name of Grantee's nominee any Collateral, with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them as additional Collateral or apply them to the Obligations in any order of priority; (ii) exercise or cause to be exercised all voting and corporate powers with respect to any of the Collateral, including (1) all rights to call or require shareholders meetings and to remove or elect directors, and (2) all rights of proxy appointments, conversion, exchange, subscription or any other rights, privileges or options pertaining to such Collateral, as if the absolute owner thereof; (iii) exchange any of the Collateral for other property upon a reorganization, recapitalization, reclassification or other readjustment and, in connection therewith, deposit any of the Collateral with any depository upon such terms as Grantee may determine; and (iv) in its name or in the name of Parent, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, and Grantee further shall have the right during any time to sign and endorse the name of Parent upon any such stock certificate, stock power, check, draft, money order, or any other documents of title or evidence of payment with respect to the Collateral, in the name of Parent, it being the intention of Parent to grant to Grantee the right to sell any portion or all of the Collateral and the proceeds therefrom, upon the occurrence and during the continuance of an Event of Default hereunder; and

(b)            If Grantee in good faith believes that the Securities Act of 1933, as amended from time to time (the "Act"), or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, Grantee may, without demand of performance or other demand, presentment, protest or notice of any kind (except any notice required by law referred to below) to or upon Parent or any other Person (all and each of which such demands, defenses and notices are hereby waived), sell such Collateral in one (1) or more parcels privately or in any other manner deemed advisable by Grantee at such price or prices as Grantee determines in its sole discretion. Parent recognizes that such prohibition or restriction may cause the Collateral to have less value than it otherwise would have and that, consequently, such sale or disposition by Grantee may result in a lower sales price than if the sale were otherwise held and notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Grantee may sell the Collateral in one or more sales or parcels, for cash, credit or future delivery, and with or without the use of a stockbroker, as Grantee may deem advisable. Grantee may be the purchaser of any or all of the Collateral free of any right or equity of redemption of Parent, which right or equity is hereby waived and released. In the event that Grantee elects to sell all or any part of the Collateral in a public sale, Parent shall cooperate with all requests by Grantee, its agents and representatives with respect to the registration and qualification of such Collateral which is securities, or the applicable part thereof, under the Act and all applicable securities laws. If any notice of a proposed sale or other disposition of the Collateral shall be required by Law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

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 12. Grantee Appointed Attorney-in-Fact. Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, Parent hereby irrevocably appoints Grantee (and any officer or agent of Grantee) as its attorney-in-fact, with full authority in its place and stead and in its name, Grantee's name or otherwise, from time to time in Grantee's discretion, to take any action and to execute any instrument which Grantee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           to ask, demand, collect, sue for, recover, compound, receive and give receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, endorse and collect any drafts or other instruments, documents and chattel paper;

(c)           to file any claims, take any action or institute any proceedings which Grantee may deem necessary or desirable for the collection of any of the Collateral (including any proceeds thereof) or otherwise to enforce the rights of Parent and/or Grantee with respect to any of the Collateral; and

(d)           to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out this Agreement, as fully and completely as though the Grantee were the absolute owner of the Collateral for all purposes and do, at the Grantee's option and at Parent's expense, at any time or from time to time, all acts that the Grantee deems necessary to protect, preserve or realize upon the Collateral and the Grantee's and each Purchaser's interests therein and to effect the intent of this Agreement, provided, however, nothing contained herein shall be construed as requiring or obligating the Grantee to perform any of the actions hereunder.

Parent agrees to execute appropriate certificates and instruments, all in blank, as appropriate, as Grantee may reasonably request to evidence powers of attorney described in this Section 12. The power of attorney granted herein shall be coupled with an interest and shall be irrevocable, and Parent hereby ratifies all actions taken by its attorney-in-fact by virtue hereof.

 13. Expenses. Parent shall pay, when due, any and all reasonable fees, taxes or other charges imposed in connection with the Collateral including, without limitation, any fees imposed in connection with recordation of instruments necessary or desirable in order to reflect, effectuate or release the Collateral. Parent shall also pay to the Grantee, on demand, any and all other reasonable expenses and fees incurred in connection with any other actions taken by the Grantee to enforce its rights hereunder including, without limitation, any actions taken pursuant to Section 12 hereof.

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14.             Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds from any sale or other disposition of, or other realization upon, all or any part of the Collateral shall be applied by Grantee, subject to the Intercreditor Agreement, in the form, order and manner provided for in the Security Agreement, dated as of the date hereof, by and among the Grantee and the Loan Parties.

15.           Release and Indemnity. Parent hereby (a) releases, indemnifies and holds harmless Grantee, the Purchasers and their agents, successors and assigns from any claims, actions, causes of action, demands, liabilities, debts or suits arising out of or in any way related to Grantee's possession, disposition, collection, control or use of the Collateral; provided, however, that this release and indemnity shall not extend to any actions taken by Grantee which (i) contravene the express terms of this Agreement, or (ii) constitute gross negligence or willful misconduct, and (b) shall reimburse Grantee and its agents, successors and assigns for all reasonable costs and expenses, including without limitation, the reasonable fees and disbursements of attorneys, related thereto or resulting therefrom.

16.           Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing and delivered in accordance with the notice provisions of the Purchase Agreement.

17.           Assignability and Parties in Interest. This Agreement shall not be assignable by Parent without the prior written consent of Grantee. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

18.           Termination. This Agreement shall terminate, the Security Interest shall be released and, if previously delivered to the Grantee, the certificates representing all of the Equity Securities shall be returned to Parent upon the earliest to occur of (i) the indefeasible payment and satisfaction in full of the Senior Term Notes and the Obligations; or (ii) the mutual prior written agreement of Parent and Grantee.

19.             Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to New York choice of law doctrine.

20.             Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and, except as provided herein, supersede all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understandings.

21.             Amendments and Waivers.

(a)            This Agreement may be amended only by a writing signed by Grantee and Parent.

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(b)             No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right hereunder or operate to constrain the rights of any other parties hereunder. No waiver of any one right shall operate as a waiver of any subsequent right.

22.             Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In the event of a conflict between this Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall control.

23.             Severabilitv. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any material respect, such provision shall be replaced with a provision which is as close as possible in effect to such invalid, illegal or unenforceable provision, and still be valid, legal and enforceable, and the validity, legality and enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby, unless the parties otherwise so provide.

24.             Further Assurances. Borrower agrees, from time to time, at its expense, to execute and deliver promptly all further instruments and documents as Grantee may reasonably require in order to perfect, confirm and ratify the Security Interest. Parent hereby authorizes Grantee or its agent to file financing statements and/or such continuation statements and amendments thereto relating to all or any part of the Collateral without its signature, where permitted by Law. A photographic or other reproduction of this Agreement or any financing statement covering the collateral granted hereby or any part thereof shall be sufficient as a financing statement where permitted by Law.

25.             Jurisdiction, Waiver of Jury Trial.

(a) PARENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST PARENT OR THE COLLATERAL IN THE COURTS OF ANY JURISDICTION.

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(b)            PARENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SENIOR TERM NOTES, THE PURCHASE AGREEMENT, OR ANY OTHER TRANSACTION DOCUMENT IN ANY NEW YORK COURT OR FEDERAL COURT OF THE SOUTHERN DISTRICT OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)            EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

26.                Intercreditor Agreement. The obligations evidenced hereby are subject to that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of May ____, 2007, among the Loan Parties, the Grantee, and GMAC Agent, to the indebtedness and other liabilities owed by the Loan Parties under and pursuant to the GMAC Credit Agreement and each related GMAC Credit Document, and the Grantee, by its acceptance hereof, acknowledges and agrees to be bound by the provisions of the Intercreditor Agreement.

[signatures appear on following page]

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IN WITNESS WHEREOF, Parent has caused this Stock Pledge and Security Agreement to be executed as of the date first above written.

ROCKY BRANDS, INC.

By:
Name:	James E. McDonald
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO STOCK PLEDGE AND SECURITY AGREEMENT]

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SCHEDULE A-1

EQUITY INTERESTS OF THE PLEDGED DOMESTIC ENTITIES

		Class of	Percentage of
Pledgor	Pledged Domestic Entity	Interest/Stock	Interest
Rocky Brands, Inc.	Lifestyle Footwear, Inc.	Common	100%

Rocky Brands, Inc.	Rocky Brands Wholesale LLC	Membership	100%
Rocky Brands, Inc.	Rocky Brands Retail LLC	Membership	100%

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SCHEDULE A-2

EOUITY INTERESTS OF THE PLEDGED FOREIGN ENTITIES
		Class of	Percentage of
Pledgor	Pledged Foreign Entity	Interest/Stock	Interest

Rocky Brands, Inc.	Five Star Enterprises, Ltd.	Membership	65%

	Rocky Canada, Inc.	Common Stock	65%

	EJ Asia Limited	Ordinary Shares	65%

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EXHIBIT E

COMPLIANCE CERTIFICATE AS OF                          200_

                 , 200_

Laminar Direct Capital L.P. 3
Bethesda Metro Center
Suite 1450
Bethesda, MD 20
Attn: Dean D'Angelo
Facsimile: (301) 634-3051

with a copy to:
D. E. Shaw & Co., L.P.
120 West 45th Street, 39th Floor
New York, New York 10036
Attn:  Hilda Blair.
Facsimile: (212) 478-0100

with a copy to:
Moore & Van Allen PLLC
100 North Tryon Street, 47th Floor
Charlotte, NC 28202
Attn:  C. Wayne McKinzie, Esq.
Facsimile: (704) 378-2061

Whitebox Advisors, LLC
3033 Excelsior Boulevard
Suite 300
Minneapolis, MN 55416
Attn:  Nick Swenson
Facsimile: (612) 253-6100

with a copy to:
Faegre & Benson, LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Attn:  Daniel J. Amen, Esq.
Facsimile: (612) 766-160

Ladies and Gentlemen:

The undersigned, the Chief Financial Officer of Rocky Brands, Inc., an Ohio corporation (the "Parent"), and an authorized officer of Life Style Footwear, Inc., a Delaware corporation, Rocky Brands Wholesale LLC, a Delaware limited liability company, and Rocky Brands Retail LLC, a Delaware limited liability company (such parties collectively the "Loan Parties"), hereby delivers this certificate as of the compliance date set forth above pursuant to Section 7.1(e) (i), (ii) or (iii), as applicable, of the Note Purchase Agreement, dated as of May 25, 2007, by and among the Loan Parties, Laminar Direct Capital L.P., as collateral agent (the "Agent") and the Purchasers party thereto (the "Note Purchase Agreement"). Capitalized terms used herein, and not otherwise defined herein, have the respective meanings given them in the Note Purchase Agreement.

The undersigned hereby certifies to the Lender as follows:

1.            The undersigned is the Chief Financial Officer of the Parent and is authorized to deliver this Compliance Certificate to the Purchasers.

2.            The undersigned has examined the books and records of the Loan Parties and has conducted such other examinations and investigations as are reasonably necessary to provide this Compliance Certificate.

3.            To undersigned's knowledge, information and belief, no Default or Event of Default has occurred since the date of the last Compliance Certificate, or, if any such Default or Event of Default has occurred, the Loan Parties' actions taken with respect thereto are set forth on Schedule I attached hereto.

4.            To the extent that this Compliance Certificate is submitted in connection with financial statements required to be provided by the Note Purchase Agreement, such financial statements have been prepared in accordance with GAAP, consistently applied, subject to year end audit adjustments and the absence of footnotes.

5.            To the extent that this Compliance Certificate is submitted in connection with financial statements as of a fiscal quarter end, computations demonstrating compliance with the financial covenants for the Loan Parties' fiscal period ended on the date of the financial statements delivered herewith are set forth on Schedule 2 attached hereto.

6.            The calculations set forth on Schedule 3 attached hereto are accurate as of                      , 200_, and demonstrate compliance with the restrictions contained in Section 7.3 of the Note Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first written above.

By:
	Name:	James E. McDonald
	Title:	Chief Financial Officer of Rocky Brands, Inc.